                                  Exhibit 4.1

                                                                 EXECUTION COPY

                            MORTGAGEIT TRUST 2004-1
                                     Issuer
                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                            Securities Administrator
                                      and
                      DEUTSCHE BANK NATIONAL TRUST COMPANY

                               Indenture Trustee

                                   INDENTURE

                         Dated as of September 30, 2004

                             MORTGAGE-BACKED NOTES

                               _________________

            RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939
            AND INDENTURE PROVISIONS*

     Trust Indenture
       Act Section                                    Indenture Section

         310(a)(1)..................................          6.11
           (a)(2)...................................          6.11
           (a)(3)...................................          6.10
           (a)(4)...................................       Not Applicable
           (a)(5)...................................          6.11
           (b)......................................          6.08, 6.11
           (c)......................................       Not Applicable
         311(a).....................................          6.12
           (b)......................................          6.12
           (c)......................................       Not Applicable
         312(a).....................................          7.01, 7.02(a)
           (b)......................................          7.02(b)
           (c)......................................          7.02(c)
         313(a).....................................      Not Applicable
           (b)......................................      Not Applicable
           (c)......................................      Not Applicable
           (d)......................................      Not Applicable
         314(a).....................................          3.10
            (b).....................................          3.07
           (c)(1)...................................          8.05(c), 10.01(a)
           (c)(2)...................................          8.05(c), 10.01(a)
           (c)(3)...................................       Not Applicable
           (d)(1)...................................          8.05(c), 10.01(b)
           (d)(2)...................................          8.05(c), 10.01(b)
           (d)(3)...................................          8.05(c), 10.01(b)
           (e)......................................         10.01(a)
         315(a).....................................          6.01(b)
           (b)......................................          6.05
           (c)......................................          6.01(a)
           (d)......................................          6.01(c)
           (d)(1)...................................          6.01(c)
           (d)(2)...................................          6.01(c)
           (d)(3)...................................          6.01(c)
           (e)......................................          5.13
         316(a)(1)(A)...............................          5.11
         316(a)(1)(B)...............................          5.12
         316(a)(2)..................................     Not Applicable
         316(b).....................................          5.07
         317(a)(1)..................................          5.04
         317(a)(2)..................................          5.03(d)
         317(b).....................................          3.03(a)(i)
         318(a).....................................         10.07
--------
*This  reconciliation and tie shall not, for any purpose, be deemed to be part of the within indenture.

                  64
            This  Indenture,  dated  as  of  September  30,  2004,  is  entered  into  among
MortgageIT Trust 2004-1, a Delaware  statutory trust, as Issuer (the "Issuer"),  Wells Fargo
Bank, National Association,  as Securities  Administrator (the "Securities  Administrator"),
and Deutsche Bank National  Trust  Company,  a national  banking  association,  as Indenture
Trustee (the "Indenture Trustee").

                                      WITNESSETH THAT:

            Each party  hereto  agrees as follows for the benefit of the other party and for the equal and  ratable  benefit of the  Holders of the  Issuer's  MortgageIT  Trust  2004-1,
Mortgage-Backed Notes, Series 2004-1 (the "Notes").

                                      GRANTING CLAUSE

            The Issuer  hereby  Grants to the  Indenture  Trustee at the  Closing  Date,  as
trustee for the benefit of the Holders of the Notes,  all of the Issuer's  right,  title and interest in and to whether now  existing or  hereafter  created by (a) the  Mortgage  Loans,
Substitute  Mortgage  Loans and the  proceeds  thereof  and all  rights  under  the  Related
Documents;  (b) all funds on deposit from time to time in the  Protected  Account  excluding any  investment  income from such funds;  (c) all funds on deposit  from time to time in the
Master Servicer  Collection Account allocable to the Mortgage Loans excluding any investment income from such funds;  (d) all funds on deposit from time to time in the Payment  Account;
(e) any REO Property,  (f) the Required  Insurance  Policies and any amounts paid or payable by the  insurer  under  any  Insurance  Policy  (to the  extent  the  mortgagee  has a claim thereto),  (g) all rights under (i) the Mortgage Loan Purchase  Agreement as assigned to the
Issuer to the extent provided in Subsection 2.03(a) of the Sale and Servicing  Agreement and
(ii) the rights with respect to the PWS Agreement and the  MortgageIT  Servicing  Agreement,
each as  assigned  to the  Issuer by the  Assignment  Agreement;  (h) the Yield  Maintenance
Agreements  and (i) all present and future claims,  demands,  causes and choses in action in respect of any or all of the  foregoing  and all  payments on or under,  and all proceeds of every  kind and  nature  whatsoever  in  respect  of,  any or all of the  foregoing  and all payments  on or  under,  and all  proceeds  of  every  kind  and  nature  whatsoever  in the conversion thereof,  voluntary or involuntary,  into cash or other liquid property, all cash proceeds,  accounts,  accounts  receivable,  notes,  drafts,  acceptances,  checks,  deposit accounts,  rights to payment  of any and every  kind,  and other  forms of  obligations  and receivables,  instruments  and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing  (collectively,  the "Trust  Estate" or the "Collateral").

            The  foregoing  Grant is made in trust to secure the payment of principal of and interest  on, and any other  amounts  owing in respect  of, the Notes,  equally  and ratably without prejudice,  priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

            The  Indenture  Trustee,  as  trustee  on behalf of the  Holders  of the  Notes, acknowledges  such Grant,  accepts the trust under this  Indenture  in  accordance  with the provisions hereof and each of the Indenture Trustee and the Securities  Administrator  agree to perform their  respective  duties as Indenture  Trustee and Securities  Administrator  as
required herein.

                                         ARTICLE I
                                        Definitions

Section 1.01      Definitions.  For all  purposes  of this  Indenture,  except as  otherwise expressly  provided herein or unless the context otherwise  requires,  capitalized terms not otherwise  defined herein shall have the meanings  assigned to such terms in the Definitions attached  hereto  as  Appendix  A which is  incorporated  by  reference  herein.  All  other capitalized terms used herein shall have the meanings specified herein.

Section 1.02      Incorporation   by  Reference  of  Trust  Indenture  Act.   Whenever  this
Indenture  refers to a provision of the Trust  Indenture  Act (the "TIA"),  the provision is incorporated  by reference in and made a part of this  Indenture.  The  following  TIA terms used in this Indenture have the following meanings:

            "Commission" means the Securities and Exchange Commission.

            "indenture securities" means the Notes.

            "indenture security holder" means a Noteholder.

            "indenture to be qualified" means this Indenture.

            "indenture trustee" or "institutional trustee" means the Indenture Trustee.

            "obligor" on the indenture  securities means the Issuer and any other obligor on the indenture securities.

      All other TIA terms used in this  Indenture  that are  defined by the TIA,  defined by
TIA reference to another statute or defined by Commission  rules have the meanings  assigned to them by such definitions.

Section 1.03      Rules of Construction.  Unless the context otherwise requires:

(i)   a term has the meaning assigned to it;

(ii)  an accounting term not otherwise  defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

(iii) "or" is not exclusive;

(iv)  "including" means including without limitation;

(v)   words in the  singular  include  the  plural  and  words  in the  plural  include  the singular;  and

(vi)  any  agreement,  instrument  or  statute  defined  or  referred  to  herein  or in any instrument or  certificate  delivered in  connection  herewith  means such  agreement, instrument  or statute as from time to time  amended,  modified  or  supplemented  and includes (in the case of agreements  or  instruments)  references  to all  attachments thereto and instruments  incorporated therein;  references to a Person are also to its permitted successors and assigns.

                                        ARTICLE II
                                 Original Issuance of Notes

Section 2.01      Form.  The Class A Notes,  Class M Notes and Class B Notes,  together with the Securities Administrator's certificate of authentication,  shall be in substantially the form set forth in  Exhibits  A-1,  A-2 and A-3 to this  Indenture,  respectively,  with such appropriate  insertions,  omissions,  substitutions  and other variations as are required or permitted by this Indenture.

      The Notes shall be typewritten,  printed,  lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders).

      The terms of the Notes set forth in Exhibits  A-1, A-2 and A-3 to this  Indenture  are part of the terms of this Indenture.

Section 2.02      Execution,  Authentication  and  Delivery.  The Notes shall be executed on behalf  of the  Issuer  by any  of  its  Authorized  Officers.  The  signature  of any  such
Authorized Officer on the Notes may be manual or facsimile.

      Notes bearing the manual or facsimile  signature of  individuals  who were at any time
Authorized  Officers  of the  Issuer  shall  bind  the  Issuer,  notwithstanding  that  such individuals or any of them have ceased to hold such offices prior to the  authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

      The Securities  Administrator  shall upon Issuer Request  authenticate and deliver the
Class A-1,  Class  A-2,  Class M-1,  Class M-2,  Class B-1 and Class B-2 Notes for  original issue in an aggregate  initial  principal amount of $808,389,308.  The Class A-1 Notes shall be issued in an aggregate  initial  principal  amount of  $616,940,000,  the Class A-2 Notes shall be issued in an  aggregate  initial  principal  amount of  $68,549,000,  the Class M-1
Notes shall be issued in an aggregate  initial  principal  amount of $36,506,000,  the Class
M-2 Notes shall be issued in an  aggregate  initial  principal  amount of  $30,421,000,  the
Class B-1 Notes shall be issued in an aggregate  initial principal amount of $39,750,000 and the Class B-2 Notes shall be issued in an aggregate initial principal amount of $16,223,308.

      Each of the Notes  shall be dated the date of its  authentication.  The Notes shall be issuable as  registered  Notes and the Notes shall be issuable in the minimum  initial  Note
Principal Balances of $25,000 and in integral multiples of $1,000 in excess thereof.

      No Note  shall  be  entitled  to any  benefit  under  this  Indenture  or be  valid or
obligatory   for  any  purpose,   unless  there  appears  on  such  Note  a  certificate  of authentication  substantially  in the form  provided for herein  executed by the  Securities
Administrator  by the  manual  signature  of one of its  authorized  signatories,  and  such certificate  upon any Note shall be conclusive  evidence,  and the only evidence,  that such
Note has been duly authenticated and delivered hereunder.

                                        ARTICLE III
                                         Covenants

Section 3.01      Maintenance  of  Payment  Account.  The  Securities   Administrator  shall
maintain the Payment Account established  pursuant to Section 4.04 of the Sale and Servicing
Agreement  in  accordance   with  the   requirements   of  such  Section.   The   Securities
Administrator  shall make all payments of principal of and interest on the Notes (subject to
Section  3.03) as  provided  in Section  3.05  herein  from monies on deposit in the Payment
Account.

Section 3.02      Maintenance  of Office or Agency.  The Issuer  will  maintain an office or agency  where,  subject  to  satisfaction  of  conditions  set  forth  herein,  Notes may be surrendered for  registration  of transfer or exchange,  and where notices and demands to or upon the  Issuer in  respect  of the Notes and this  Indenture  may be  served.  The  Issuer hereby  initially  appoints  the  Securities  Administrator  to serve as its  agent  for the foregoing  purposes  If at any time the Issuer  shall fail to  maintain  any such  office or agency or shall fail to furnish the Securities  Administrator with the address thereof, such surrenders may be made at the Corporate  Trust Office and notices and demands may be made or delivered to the Corporate  Trust  Office,  and the Issuer  hereby  appoints the  Securities
Administrator as its agent to receive all such surrenders, notices and demands.

Section 3.03      Money for Payments To Be Held in Trust;  Paying Agent.  (a) As provided in
Section 3.01,  all payments of amounts due and payable with respect to any Notes that are to be made from amounts  withdrawn from the Payment  Account  pursuant to Section 3.05 shall be made on behalf of the Issuer by the Securities  Administrator or by the Paying Agent,  based on information  provided by the Securities  Administrator to the Paying Agent and no amounts so  withdrawn  from the  Payment  Account  for  payments  of Notes shall be paid over to the
Issuer  except  as  provided  in this  Section  3.03.  The  Securities  Administrator  shall calculate  the  amount to be  distributed  to each  Class and,  based on such  amounts,  the
Securities  Administrator  shall determine the amount to be distributed to each  Noteholder.
All of the  Securities  Administrator's  calculations  of payments  shall be based solely on information  provided to the Securities  Administrator  by the Master  Servicer  pursuant to
Section 3.01 of the Sale and Servicing  Agreement  Neither the Securities  Administrator nor
the  Indenture  Trustee  shall  be  required  to  confirm,  verify  or  recompute  any  such information  but shall be  entitled to rely  conclusively  on such  information.  The Issuer hereby appoints the Securities Administrator as its initial Paying Agent.

      The Issuer will cause each Paying  Agent other than the  Securities  Administrator  to execute and deliver to the Securities  Administrator and the Indenture Trustee an instrument in which such Paying Agent shall agree with the Securities  Administrator  and the Indenture
Trustee (and if the Securities  Administrator or the Indenture  Trustee acts as Paying Agent it hereby so agrees),  subject to the  provisions  of this  Section  3.03,  that such Paying
Agent will:

(i)   hold all sums held by it for the payment of amounts  due with  respect to the Notes in trust for the benefit of the Persons  entitled  thereto  until such sums shall be paid to such Persons or otherwise  disposed of as herein provided and pay such sums to such
      Persons as herein provided;

(ii)  give the Securities  Administrator  and the Indenture Trustee notice of any default by the Issuer of which it has actual  knowledge in the making of any payment  required to be made with respect to the Notes;

(iii) at any time during the  continuance of any such default,  upon the written  request of either the Securities  Administrator  or the Indenture  Trustee,  forthwith pay to the
      Securities Administrator all sums so held in trust by such Paying Agent;

(iv)  immediately  resign as Paying Agent and forthwith pay to the Securities  Administrator all sums  held by it in trust  for the  payment  of Notes if at any time it  ceases to meet  the  standards  required  to be  met  by a  Paying  Agent  at  the  time  of its appointment;

(v)   comply with all  requirements  of the Code with  respect to the  withholding  from any payments made by it on any Notes of any applicable  withholding  taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

(vi)  not  commence a  bankruptcy  proceeding  against  the Issuer in  connection  with this
      Indenture.

      The  Issuer  may at any time,  for the  purpose  of  obtaining  the  satisfaction  and discharge of this  Indenture or for any other  purpose,  by Issuer Request direct any Paying
Agent to pay to the  Securities  Administrator  all sums held in trust by such Paying Agent, such sums to be held by the  Securities  Administrator  upon the same  trusts as those  upon which the sums were held by such Paying Agent;  and upon such payment by any Paying Agent to the Securities  Administrator such Paying Agent shall be released from all further liability with respect to such money.

      Subject to  applicable  laws with  respect to escheat of funds,  any money held by the
Securities  Administrator  or any  Paying  Agent in trust for the  payment of any amount due with respect to any Note and  remaining  unclaimed for one year after such amount has become due and  payable  shall be  discharged  from such trust and be paid to the  Issuer;  and the
Holder of such Note shall thereafter,  as an unsecured  general  creditor,  look only to the
Issuer for payment  thereof  (but only to the extent of the amounts so paid to the  Issuer), and all liability of the Securities  Administrator or such Paying Agent with respect to such trust money shall thereupon cease; provided,  however, that the Securities  Administrator or such Paying Agent,  before being required to make any such  repayment,  shall at the expense and  direction  of the  Issuer  cause  to be  published  once,  in an  Authorized  Newspaper published in the English language,  notice that such money remains unclaimed and that, after a date  specified  therein  which  shall  not be less  than 30 days  from  the  date of such publication,  any  unclaimed  balance  of such money  then  remaining  will be repaid to the
Issuer  The  Securities  Administrator  may  also  adopt  and  employ,  at the  expense  and direction  of the Issuer,  any other  reasonable  means of  notification  of such  repayment
(including,  but not limited to,  mailing  notice of such  repayment to Holders  whose Notes have been called but have not been  surrendered for redemption or whose right to or interest in  monies  due and  payable  but not  claimed  is  determinable  from  the  records  of the
Securities  Administrator  or of any Paying  Agent,  at the last  address of record for each such Holder).

Section 3.04      Existence.  The Issuer will keep in full effect its existence,  rights and franchises as a statutory trust under the laws of the State of Delaware  (unless it becomes, or any  successor  Issuer  hereunder  is or becomes,  organized  under the laws of any other state or of the United States of America,  in which case the Issuer will keep in full effect its existence,  rights and franchises  under the laws of such other  jurisdiction)  and will obtain and  preserve its  qualification  to do business in each  jurisdiction  in which such qualification  is or shall be necessary to protect the validity and  enforceability  of this
Indenture,  the Notes, the Mortgage Loans and each other instrument or agreement included in the Trust Estate.

Section 3.05      Payment of Principal and  Interest.  (a) On each Payment Date from amounts on deposit in the Payment  Account,  the Securities  Administrator  shall pay to the Persons specified below the Available Funds for such Payment Date.

(b)   On each Payment Date, the Available  Funds shall be distributed in the following order of priority,  in each case to the extent of the Available  Funds  remaining for such Payment
Date:

(i)   to the Holders of the Class A Notes,  on a pro rata basis,  the related  Accrued  Note
      Interest for such Class for such Payment Date;

(ii)  to the Holders of the Class M-1 Notes,  the related  Accrued  Note  Interest  for such
      Class for such Payment Date;

(iii) to the Holders of the Class M-2 Notes,  the related  Accrued  Note  Interest  for such
      Class for such Payment Date;

(iv)  to the Holders of the Class B-1 Notes,  the related  Accrued  Note  Interest  for such
      Class for such Payment Date; and

(v)   to the Holders of the Class B-2 Notes,  the related  Accrued  Note  Interest  for such
      Class for such Payment Date.

(c)   On each Payment Date,  the Holders of each Class of Notes shall be entitled to receive payments  in  respect  of  principal  equal to the  Principal  Distribution  Amount for that
Payment Date,  allocated on a pro rata basis,  based on the Note Principal Balances thereof, in reduction of the Note  Principal  Balances  thereof,  until the Note  Principal  Balances thereof have been reduced to zero.

(d)   On each Payment Date,  any Net Monthly Excess  Cashflow  shall be paid as follows,  in each case to the extent of such remaining Net Monthly Excess Cashflow:

(i)   to  the   Holders   of  the   Notes,   pro   rata,   in  an   amount   equal   to  any
      Undercollateralization  Amount,  payable  to  such  Holders  as  part  of the  related
      Principal Distribution Amount as described under Section 3.05(c) above;

(ii)  to  the   Holders   of  the   Notes,   pro   rata,   in  an   amount   equal   to  the
      Overcollateralization  Increase Amount, payable to such Holders as part of the related
      Principal Distribution Amount as described under Section 3.05(c) above;

(iii) sequentially,  in the  following  order,  to the Holders of the Class A-1,  Class A-2,
      Class  M-1,  Class  M-2,  Class B-1 and  Class  B-2  Notes in an  amount  equal to the
      Allocated  Realized  Loss  Amount  for  such  Notes,  to  the  extent  not  previously reimbursed;

(iv)  in the following  order,  first,  to the Holders of the Class A Notes,  pro rata,  and then to Class M-1, Class M-2,  Class B-1 and Class B-2 Notes,  in that order any Basis
      Risk Shortfall Carry-Forward Amount for such Notes on such Payment Date; and

(v)   any  remaining  amounts  will be  distributed  to the  Certificate  Paying  Agent,  as designee of the Issuer, for the benefit of the Holders of the Trust Certificates.

(e)   [Reserved].

(f)   [Reserved].

(g)   [Reserved].

(h)   Each  distribution  with respect to a Book-Entry Note shall be paid to the Depository, as Holder thereof,  and the Depository shall be responsible for crediting the amount of such distribution  to the accounts of its Depository  Participants  in accordance with its normal
procedures.   Each  Depository   Participant   shall  be  responsible  for  disbursing  such
distribution  to the Note  Owners  that it  represents  and to each  indirect  participating brokerage firm (a "brokerage  firm" or "indirect  participating  firm") for which it acts as agent.  Each  brokerage firm shall be  responsible  for disbursing  funds to the Note Owners that it represents  None of the Indenture  Trustee,  the Note  Registrar,  the Paying Agent,
the  Depositor,  the  Securities  Administrator  or  the  Master  Servicer  shall  have  any responsibility therefor except as otherwise provided by this Indenture.

(i)   On each Payment Date, the  Certificate  Paying Agent shall deposit in the  Certificate
Distribution  Account all amounts received pursuant to Section 3.05(d)(v) for the purpose of distributing such funds to the  Certificateholders.  The Certificate Paying Agent shall make distributions  to the  Certificateholders  under  the Trust  Agreement  as  directed  by the
Securities Administrator hereunder.

(j)   Any  installment  of  interest  or  principal,  if any,  payable  on any Note  that is punctually paid or duly provided for by the Issuer on the applicable  Payment Date shall, if such Holder shall have so requested at least five Business Days prior to the related  Record
Date, be paid to each Holder of record on the preceding  Record Date, by wire transfer to an account  specified in writing by such Holder as of the preceding Record Date or in all other cases or if no such  instructions  have been delivered to the Securities  Administrator,  by check to such Noteholder  mailed to such Holder's address as it appears in the Note Register in the amount  required to be  distributed  to such Holder on such Payment Date  pursuant to such Holder's Notes; provided,  however, that the Securities  Administrator shall not pay to such Holders any amount required to be withheld from a payment to such Holder by the Code.

(k)   The  principal  of each Note shall be due and  payable in full on the Final  Scheduled
Payment  Date for such Note as provided in the forms of Note set forth in Exhibits  A-1, A-2 and  A-3 to this  Indenture.  All  principal  payments  on the  Notes  shall  be made to the
Noteholders  entitled  thereto in accordance  with the Percentage  Interests  represented by such Notes.  Upon notice to the  Securities  Administrator  by the  Issuer,  the  Securities
Administrator  shall  notify the Person in whose name a Note is  registered  at the close of business  on the Record  Date  preceding  the Final  Scheduled  Payment  Date or other final
Payment Date  (including any final Payment Date  resulting  from any redemption  pursuant to
Section 8.07 hereof).  Such notice shall to the extent  practicable  be mailed no later than five  Business Days prior to such Final  Scheduled  Payment Date or other final Payment Date and shall specify that payment of the principal  amount and any interest due with respect to such Note at the Final  Scheduled  Payment Date or other final  Payment Date will be payable only upon  presentation  and  surrender of such Note and shall  specify the place where such
Note may be presented and  surrendered  for such final payment.  No interest shall accrue on the Notes on or after the Final Scheduled Payment Date or any such other final Payment Date.

Section 3.06      Protection  of  Trust  Estate.  (a)  The  Issuer  will  from  time to time prepare,  execute  and  deliver  all such  supplements  and  amendments  hereto and all such financing statements,  continuation  statements,  instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

(i)   maintain or preserve the lien and  security  interest  (and the  priority  thereof) of this Indenture or carry out more effectively the purposes hereof;

(ii)  perfect,  publish notice of or protect the validity of any Grant made or to be made by this Indenture;

(iii) cause  the  Issuer  or the  Indenture  Trustee  to  enforce  any of the  rights to the
      Mortgage Loans; or

(iv)  preserve and defend title to the Trust Estate and the rights of the Indenture  Trustee and the Noteholders in the Trust Estate against the claims of all persons and parties.

(b)   Except as  otherwise  provided in this  Indenture,  the  Indenture  Trustee  shall not remove or permit the  Custodian to remove any portion of the Trust  Estate that  consists of money or is evidenced by an instrument,  certificate or other writing from the  jurisdiction in which it was held at the date of the most recent  Opinion of Counsel  delivered  pursuant to Section  3.07 hereof (or from the  jurisdiction  in which it was held as described in the
Opinion of Counsel  delivered on the Closing Date pursuant to Section 3.07(a) hereof,  or if no Opinion of Counsel has yet been delivered pursuant to Section 3.07(b) hereof,  unless the
Indenture  Trustee  shall have first  received  an Opinion of Counsel to the effect that the lien and security  interest  created by this  Indenture  with respect to such  property will continue to be maintained after giving effect to such action or actions).

      The Issuer hereby designates the Indenture Trustee its agent and  attorney-in-fact  to sign any financing  statement,  continuation  statement or other  instrument  required to be signed pursuant to this Section 3.06 upon the Issuer's  preparation  thereof and delivery to the Indenture Trustee with appropriate instructions.

Section 3.07      Opinions as to Trust  Estate.  (a) On the Closing  Date,  the Issuer shall furnish to the Indenture  Trustee and the Owner Trustee an Opinion of Counsel either stating that,  in the  opinion of such  counsel,  such  action  has been  taken with  respect to the recording and filing of this Indenture,  any indentures  supplemental  hereto, and any other requisite  documents,  and  with  respect  to the  execution  and  filing  of any  financing statements and continuation  statements,  as are necessary to perfect and make effective the lien and first  priority  security  interest in the  Collateral  and reciting the details of such action,  or stating that,  in the opinion of such counsel,  no such action is necessary to make such lien and first priority security interest effective.

(b)   On or before  April 15 in each  calendar  year,  beginning  in 2005,  the Issuer shall furnish to the  Indenture  Trustee an Opinion of Counsel at the expense of the Issuer either stating  that,  in the opinion of such  counsel,  such action has been taken with respect to the  recording,  filing,  re-recording  and  refiling  of  this  Indenture,  any  indentures supplemental  hereto and any other requisite documents and with respect to the execution and filing of any financing  statements and continuation  statements as is necessary to maintain the lien and first priority  security interest in the Collateral and reciting the details of such action or stating  that in the opinion of such  counsel no such action is  necessary to maintain  such lien and security  interest  Such Opinion of Counsel  shall also describe the recording,  filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other  requisite  documents  and the  execution  and filing of any  financing statements  and  continuation  statements  that will,  in the  opinion of such  counsel,  be required to maintain the lien and security  interest in the Collateral  until December 31 in the following calendar year.

Section 3.08      Performance of  Obligations.  (a) The Issuer will  punctually  perform and observe  all of its  obligations  and  agreements  contained  in this  Indenture,  the Basic
Documents and in the instruments and agreements included in the Trust Estate.

(b)   The  Issuer may  contract  with other  Persons to assist it in  performing  its duties under this  Indenture,  and any  performance  of such duties by a Person  identified  to the
Indenture  Trustee in an  Officer's  Certificate  of the Issuer shall be deemed to be action taken by the Issuer.

(c)   The Issuer  will not take any action or permit any action to be taken by others  which would release any Person from any of such  Person's  covenants or  obligations  under any of the documents  relating to the Mortgage Loans or under any instrument  included in the Trust
Estate, or which would result in the amendment,  hypothecation,  subordination,  termination or discharge of, or impair the validity or effectiveness  of, any of the documents  relating to the Mortgage Loans or any such instrument,  except such actions as the Master Servicer is expressly permitted to take in the Sale and Servicing  Agreement.  The Indenture Trustee, as
pledgee of the  Mortgage  Loans,  may (but is not  obligated  to) exercise the rights of the
Issuer to direct the  actions  of the Master  Servicer  pursuant  to the Sale and  Servicing
Agreement.

(d)   The  Issuer  may  retain an  administrator  and may enter  into  contracts  with other
Persons for the performance of the Issuer's obligations  hereunder,  and performance of such obligations  by such Persons shall be deemed to be  performance  of such  obligations by the
Issuer.

Section 3.09      Negative  Covenants.  So long as any Notes  are  Outstanding,  the  Issuer shall not:

(i)   except  as  expressly  permitted  by  this  Indenture,  sell,  transfer,  exchange  or otherwise dispose of the Trust Estate;

(ii)  claim any credit on, or make any deduction  from the principal or interest  payable in respect of, the Notes (other than amounts  properly  withheld from such payments under the Code) or assert any claim  against any present or former  Noteholder  by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

(iii) (A) permit the validity or effectiveness  of this Indenture to be impaired,  or permit the lien of this Indenture to be amended,  hypothecated,  subordinated,  terminated or discharged,  or permit any Person to be released  from any  covenants  or  obligations with respect to the Notes under this  Indenture  except as may be expressly  permitted hereby, (B) permit any lien, charge,  excise,  claim,  security interest,  mortgage or other  encumbrance  (other than the lien of this Indenture) to be created on or extend to or  otherwise  arise  upon or burden  the Trust  Estate or any part  thereof or any interest  therein or the proceeds thereof or (C) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

(iv)  waive or impair,  or fail to assert rights  under,  the Mortgage  Loans,  or impair or cause to be impaired the Issuer's  interest in the Mortgage  Loans,  the Mortgage Loan
      Purchase  Agreement or in any Basic Document,  if any such action would materially and adversely affect the interests of the Noteholders.

Section 3.10      Annual  Statement  as to  Compliance.  The  Issuer  will  deliver  to  the
Indenture  Trustee,  by March 1 of each year  commencing  with the  calendar  year 2005,  an
Officer's  Certificate  stating,  as  to  the  Authorized  Officer  signing  such  Officer's
Certificate, that:

(i)   a review of the activities of the Issuer during the previous  calendar year and of its performance  under  this  Indenture  has been made  under  such  Authorized  Officer's supervision; and

(ii)  to the best of such Authorized Officer's  knowledge,  based on such review, the Issuer has complied with all conditions and covenants  under this Indenture  throughout  such year,  or, if there has been a default in its  compliance  with any such  condition or covenant,  specifying  each such  default  known to such  Authorized  Officer  and the nature and status thereof.

Section 3.11      [Reserved].

Section 3.12      Representations   and  Warranties   Concerning  the  Mortgage  Loans.  The
Indenture Trustee,  as pledgee of the Mortgage Loans, has the benefit of the representations and  warranties  made by the Seller in the Mortgage Loan Purchase  Agreement  concerning the
Seller  and the  Mortgage  Loans to the same  extent  as  though  such  representations  and warranties  were made directly to the  Indenture  Trustee.  If a Responsible  Officer of the
Indenture Trustee has actual knowledge of any breach of any  representation or warranty made by the Seller in the Mortgage Loan Purchase Agreement,  the Indenture Trustee shall promptly notify  the  Seller of such  finding  and the  Seller's  obligation  to cure such  defect or repurchase or substitute for the related Mortgage Loan.

Section 3.13      Amendments  to Sale and Servicing  Agreement.  The Issuer  covenants  with the  Indenture  Trustee that it will not enter into any  amendment or supplement to the Sale and Servicing  Agreement  except in  accordance  with Section 7.01 of the Sale and Servicing
Agreement.

Section 3.14      Master Servicer as Agent and Bailee of the Indenture  Trustee.  (a) Solely
for purposes of  perfection  under  Section  9-305 of the Uniform  Commercial  Code or other similar  applicable  law,  rule or regulation of the state in which such property is held by the Master  Servicer,  the Issuer and the  Indenture  Trustee  hereby  acknowledge  that the
Master  Servicer is acting as bailee of the Indenture  Trustee in holding amounts on deposit in the Payment Account,  as well as its bailee in holding any Related Documents  released to the Master Servicer,  and any other items constituting a part of the Trust Estate which from time to time come into the  possession of the Master  Servicer.  It is intended that, by the
Master  Servicer's  acceptance  of such bailee  arrangement,  the  Indenture  Trustee,  as a secured  party of the  Mortgage  Loans,  will be deemed to have  possession  of such Related
Documents,  such  monies and such other items for  purposes of Section  9-305 of the Uniform
Commercial  Code of the state in which such  property  is held by the Master  Servicer.  The
Indenture Trustee shall not be liable with respect to such documents,  monies or items while in possession of the Master  Servicer and the Master  Servicer shall not otherwise be deemed to be the agent of the Indenture Trustee.

(b)   Solely for purposes of perfection  under Section 9-305 of the Uniform  Commercial Code or other similar  applicable  law, rule or regulation of the state in which such property is held by the  Servicer,  the Issuer and the Indenture  Trustee  hereby  acknowledge  that the
Servicer is acting as bailee of the Indenture  Trustee in holding  amounts on deposit in the
Protected  Account,  as well as its bailee in holding any Related Documents  released to the
Servicer,  and any other items  constituting  a part of the Trust  Estate which from time to time come into the  possession  of the  Servicer.  It is intended  that,  by the  Servicer's acceptance  of such bailee  arrangement,  the Indenture  Trustee,  as a secured party of the
Mortgage  Loans,  will be deemed to have possession of such Related  Documents,  such monies and such other items for  purposes of Section  9-305 of the Uniform  Commercial  Code of the
state in which such  property is held by the Servicer.  The  Indenture  Trustee shall not be liable with respect to such  documents,  monies or items while in possession of the Servicer and the Servicer shall not otherwise be deemed to be the agent of the Indenture Trustee.

Section 3.15      Investment  Company  Act.  The  Issuer  shall not  become  an  "investment company" or be under the "control" of an  "investment  company" as such terms are defined in the  Investment  Company Act of 1940, as amended (or any  successor or amendatory  statute), and the  rules  and  regulations  thereunder  (taking  into  account  not only  the  general definition  of the term  "investment  company"  but also any  available  exceptions  to such general  definition);  provided,  however,  that the Issuer shall be in compliance with this
Section  3.15 if it  shall  have  obtained  an  order  exempting  it from  regulation  as an
"investment  company" so long as it is in  compliance  with the  conditions  imposed in such order.

Section 3.16      Issuer May  Consolidate,  etc.  (a) The Issuer  shall not  consolidate  or merge with or into any other Person, unless:

(i)   the Person (if other than the Issuer)  formed by or surviving  such  consolidation  or merger shall be a Person  organized  and existing  under the laws of the United States of America or any state or the District of Columbia and shall expressly  assume, by an indenture  supplemental  hereto,  executed and delivered to the Indenture Trustee,  in form reasonably  satisfactory to the Indenture  Trustee,  the due and punctual payment of the principal of and interest on all Notes,  and all other  amounts  payable to the
      Indenture  Trustee and the Securities  Administrator,  the payment to the  Certificate
      Paying  Agent of all amounts due to the  Certificateholders,  and the  performance  or observance  of every  agreement  and  covenant  of this  Indenture  on the part of the
      Issuer to be performed or observed, all as provided herein;

(ii)  immediately  after giving effect to such  transaction,  no Event of Default shall have occurred and be continuing;

(iii) each of the Rating  Agencies  shall have  notified  the Issuer  that such  transaction shall not cause the rating of the Notes to be reduced,  suspended  or  withdrawn or to be considered by such Rating Agency to be below investment grade;

(iv)  the Issuer shall have received an Opinion of Counsel (and shall have  delivered a copy thereof to the  Indenture  Trustee) to the effect that such  transaction  will not (A)
      result in a "significant  modification" of the Notes under Treasury Regulation section
      1.1001-3,  or  adversely  affect the status of the Notes as  indebtedness  for federal income tax  purposes  and (B) cause the Trust to be subject to an entity level tax for federal income tax purposes;

(v)   any action that is necessary to maintain  the lien and  security  interest  created by this Indenture shall have been taken; and

(vi)  the Issuer shall have delivered to the Indenture Trustee an Officer's  Certificate and
      an  Opinion  of  Counsel  each  stating  that such  consolidation  or merger  and such supplemental  indenture comply with this Article III and that all conditions precedent herein  provided  for  or  relating  to  such  transaction  have  been  complied  with
      (including  any filing  required  by the  Exchange  Act),  and that such  supplemental indenture is enforceable against the Issuer.

(b)   The Issuer shall not convey or transfer  any of its  properties  or assets,  including those included in the Trust Estate, to any Person, unless:

(i)   the Person that acquires by conveyance  or transfer the  properties  and assets of the
      Issuer,  the  conveyance  or  transfer of which is hereby  restricted,  shall (A) be a
      United States citizen or a Person  organized and existing under the laws of the United
      States  of  America  or any state  thereof,  (B)  expressly  assume,  by an  indenture supplemental  hereto,  executed  and  delivered  to the  Indenture  Trustee,  in  form satisfactory to the Indenture  Trustee,  the due and punctual payment of the principal of and interest on all Notes and the  performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed,  all as provided herein,  (C) expressly agree by means of such supplemental  indenture that all right,  title and  interest  so  conveyed  or  transferred  shall be  subject  and subordinate to the rights of the Holders of the Notes, (D) unless  otherwise  provided in such  supplemental  indenture,  expressly  agree  to  indemnify,  defend  and  hold harmless the Issuer and the Indenture Trustee against and from any loss,  liability or expense  arising  under or related to this  Indenture  and the Notes and (E) expressly agree by means of such  supplemental  indenture  that  such  Person  (or if a group of
      Persons,  then one specified  Person) shall make all filings with the Commission  (and any other  appropriate  Person)  required by the Exchange Act in  connection  with the
      Notes;

(ii)  immediately  after giving effect to such  transaction,  no Default or Event of Default shall have occurred and be continuing;

(iii) each of the Rating  Agencies  shall have  notified  the Issuer  that such  transaction shall not cause the ratings of the Notes to be reduced, suspended or withdrawn;

(iv)  the Issuer shall have received an Opinion of Counsel (and shall have  delivered a copy thereof to the  Indenture  Trustee) to the effect that such  transaction  will not (A)
      result in a "significant  modification" of the Notes under Treasury Regulation section
      1.1001-3,  or  adversely  affect the status of the Notes as  indebtedness  for federal income tax purposes,  and (B) cause the Trust to be subject to an entity level tax for federal income tax purposes;

(v)   any action that is necessary to maintain  the lien and  security  interest  created by this Indenture shall have been taken; and

(vi)  the Issuer shall have delivered to the Indenture Trustee an Officer's  Certificate and
      an  Opinion  of  Counsel  each  stating  that such  conveyance  or  transfer  and such supplemental  indenture comply with this Article III and that all conditions precedent herein  provided for relating to such  transaction  have been complied with (including any filing required by the Exchange Act).

Section 3.17      Successor  or  Transferee.  (a) Upon any  consolidation  or  merger of the
Issuer  in  accordance  with  Section  3.16(a),  the  Person  formed  by or  surviving  such consolidation  or merger (if other than the Issuer)  shall  succeed  to, and be  substituted for, and may exercise  every right and power of, the Issuer  under this  Indenture  with the same effect as if such Person had been named as the Issuer herein.

(b)   Upon a conveyance or transfer of all the assets and properties of the Issuer  pursuant to Section  3.16(b),  the Issuer will be released from every  covenant and agreement of this
Indenture  to be observed or  performed  on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture  Trustee of such conveyance or transfer.

Section 3.18      No Other  Business.  The  Issuer  shall not engage in any  business  other than  financing,  purchasing,  owning and selling and managing  the  Mortgage  Loans and the issuance of the Notes and Certificates in the manner  contemplated by this Indenture and the
Basic Documents and all activities incidental thereto.

Section 3.19      No  Borrowing.  The Issuer shall not issue,  incur,  assume,  guarantee or otherwise become liable,  directly or indirectly,  for any indebtedness except for the Notes under this Indenture.

Section 3.20      Guarantees,   Loans,   Advances   and   Other   Liabilities.   Except   as
contemplated  by this Indenture or the Basic  Documents,  the Issuer shall not make any loan or advance or credit to, or guarantee  (directly or indirectly  or by an  instrument  having the effect of assuring  another's  payment or performance on any obligation or capability of so doing or  otherwise),  endorse or  otherwise  become  contingently  liable,  directly  or indirectly,  in connection with the obligations,  stocks or dividends of, or own,  purchase, repurchase or acquire (or agree  contingently  to do so) any stock,  obligations,  assets or securities  of, or any other  interest  in, or make any capital  contribution  to, any other
Person.

Section 3.21      Capital  Expenditures.  The  Issuer  shall  not make any  expenditure  (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

Section 3.22      Determination of Note Interest Rate. On each Interest  Determination  Date the Securities  Administrator  shall determine One-Month LIBOR and the related Note Interest
Rate for each  Class of  Notes  for the  following  Accrual  Period.  The  establishment  of
One-Month LIBOR on each Interest Determination Date by the Securities  Administrator and the
Securities  Administrator's  calculation of the rate of interest applicable to each Class of
Notes for the related  Accrual Period shall (in the absence of manifest  error) be final and binding.

Section 3.23      Restricted  Payments.  The Issuer shall not,  directly or indirectly,  (i)
pay any dividend or make any  distribution  (by reduction of capital or otherwise),  whether in cash,  property,  securities or a combination  thereof, to the Owner Trustee or any owner of a beneficial  interest in the Issuer or otherwise with respect to any ownership or equity interest or  security  in or of the  Issuer,  (ii)  redeem,  purchase,  retire or  otherwise acquire for value any such  ownership  or equity  interest or security or (iii) set aside or otherwise  segregate any amounts for any such purpose;  provided,  however,  that the Issuer may  make,  or cause to be made,  distributions  and  payments  to the  Owner  Trustee,  the
Indenture Trustee,  Noteholders, the Certificateholders,  the Securities Administrator,  the
Master Servicer and the Servicer as  contemplated  by, and to the extent funds are available for such  purpose  under this  Indenture,  and the Basic  Documents.  The  Issuer  will not, directly or indirectly,  make payments to or  distributions  from the Payment Account except in accordance with this Indenture and the Basic Documents.

Section 3.24      Notice  of  Events  of  Default.  The  Issuer  shall  give  the  Indenture
Trustee, the Securities  Administrator and the Rating Agencies prompt written notice of each
Event of Default hereunder and under the Trust Agreement.

Section 3.25      Further  Instruments and Acts.  Upon request of the Indenture  Trustee (it being  understood  that the Indenture  Trustee is not obligated to make such  request),  the
Issuer will execute and deliver such further  instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

Section 3.26      Certain Representations Regarding the Trust Estate.

(a)   With  respect to that portion of the  Collateral  described in clauses (a) through (i)
of the definition of Trust Estate, the Issuer represents to the Indenture Trustee that:

(i)   This  Indenture  creates a valid and continuing  security  interest (as defined in the applicable  UCC) in the Collateral in favor of the Indenture  Trustee,  which security interest is prior to all other liens, and is enforceable as such as against  creditors of and purchasers from the Issuer.

(ii)  In each case,  within the meaning of the applicable UCC: (A) the Collateral  described in clauses  (a)  through (d)  constitutes  "deposit  accounts"  or  "instruments,"  as
      applicable;   (B)  the   Collateral   described  in  clause  (e)   constitutes   "real
      property;"(C) the Collateral  described in clause (f) constitutes  "accounts;" and (D)
      the Collateral described in clause (h) constitutes "general intangibles."

(iii) The Issuer owns and has good and marketable  title to the  Collateral,  free and clear of any lien, claim or encumbrance of any Person.

(iv)  The Issuer has taken all steps necessary to cause the Indenture  Trustee to become the account holder of the Collateral.

(v)   Other than the security  interest  granted to the Indenture  Trustee  pursuant to this
      Indenture,  the Issuer has not pledged,  assigned,  sold,  granted a security interest in, or otherwise conveyed any of the Collateral.

(vi)  The  Collateral  is not in the  name  of any  Person  other  than  the  Issuer  or the
      Indenture  Trustee.  The  Issuer  has  not  consented  to  the  bank  maintaining  the
      Collateral to comply with instructions of any Person other than the Indenture Trustee.

(b)   With  respect to any  Collateral  in which a security  interest  may be  perfected  by filing,  the Issuer  has not  authorized  the  filing of, and is not aware of any  financing statements  against,  the Issuer,  that include a description  of  collateral  covering such
Collateral,  other than any financing statement relating to the security interest granted to the  Indenture  Trustee  hereunder or that has been  terminated.  The Issuer is not aware of any judgment or tax lien filings against the Issuer.

(c)   The  Issuer  has  caused or will have  caused,  within  ten  days,  the  filing of all
appropriate   financing   statements  in  the  proper  filing  office  in  the   appropriate
jurisdictions  under  applicable  law in order  to  perfect  the  security  interest  in all
Collateral  granted to the Indenture  Trustee  hereunder in which a security interest may be perfected by filing.  Any financing  statement that is filed in connection with this Section
3.26 shall  contain a  statement  that a purchase or  security  interest  in any  collateral described  therein  will  violate  the rights of the secured  party named in such  financing statement.

(d)   The foregoing  representations may not be waived and shall survive the issuance of the
Notes.

Section 3.27      Allocation  of  Realized  Losses.  (a)  Prior to each  Payment  Date,  the
Master  Servicer  shall  determine,  based  solely  on  information  provided  to it by  the
Servicer,  the total amount of Realized Losses that occurred  during the related  Prepayment
Period.

(b)   Any Realized  Losses on the Mortgage Loans will be allocated or covered on any payment date  as  follows  first,  to  the  Net  Monthly  Excess  Cashflow,  by an  increase  in the
Overcollateralization  Increase  Amount for that  Payment  Date as provided in Section  3.05 hereof;  second,  in  reduction  of the  Overcollateralized  Amount  until  reduced  to zero
(meaning,  no losses will be  allocated  to the Notes  until the  aggregate  Note  Principal
Balance of the Notes  equals  the  aggregate  Scheduled  Principal  Balance of the  Mortgage
Loans);  and third,  to the Class B-2,  Class B-1, Class M-2, Class M-1, Class A-2 and Class
A-1 Notes, in that order,  in reduction of the Note Principal  Balances  thereof,  until the
Note Principal  Balances  thereof have been reduced to zero. All Realized  Losses  allocated to a Class of Notes will be allocated in proportion to the  Percentage  Interests  evidenced thereby.

(c)   In addition,  in the event that the Securities  Administrator  receives any Subsequent
Recoveries  from the Servicer,  the Securities  Administrator  shall deposit such funds into the Payment  Account in accordance  with Section 4.04 of the Sale and  Servicing  Agreement.
If, after taking into account such Subsequent  Recoveries,  the amount of a Realized Loss is reduced,  the amount of such  Subsequent  Recoveries  will be applied to  increase  the Note
Principal  Balance of the related Class of Notes with the highest payment  priority to which
Realized Losses have been allocated and not previously  reimbursed through the payment of an
Allocated  Realized Loss Amount  pursuant to Section  3.05(d)(iii)  but not by more than the amount of  Realized  Losses  previously  allocated  to such Class of Notes  pursuant to this
Section  3.27.  The  amount  of any  remaining  Subsequent  Recoveries  will be  applied  to sequentially  increase the Note Principal Balance of the Class of Notes,  beginning with the
Class of Notes with the related  next  highest  payment  priority,  up to the amount of such
Realized  Losses  previously  allocated  (but only to the extent not  previously  reimbursed through the payment of an Allocated  Realized Loss Amount pursuant to Section  3.05(d)(iii))
to such Class of Notes  pursuant  to this  Section  3.27.  Holders of such Notes will not be entitled to any payment in respect of current  interest on the amount of such  increases for any Accrual  Period  preceding  the Payment  Date on which such  increase  occurs.  Any such increases  shall  be  applied  to the  Note  Principal  Balance  of each  Class  of Notes in accordance with its respective Percentage Interest.

                                        ARTICLE IV
                     The Notes; Satisfaction and Discharge of Indenture

Section 4.01      The  Notes.  Each  Class of Notes  shall  be  registered  in the name of a nominee  designated by the  Depository.  Beneficial  Owners will hold interests in the Notes through the  book-entry  facilities  of the  Depository  in minimum  initial Note  Principal
Balances of $25,000 and integral multiples of $1,000 in excess thereof.

      The Indenture  Trustee and Securities  Administrator  may for all purposes  (including the  making of  payments  due on the  Notes)  deal  with the  Depository  as the  authorized representative  of the  Beneficial  Owners  with  respect to the Notes for the  purposes  of exercising  the rights of Holders of the Notes  hereunder.  Except as  provided  in the next succeeding  paragraph of this Section 4.01, the rights of Beneficial  Owners with respect to the  Notes  shall be  limited  to  those  established  by law and  agreements  between  such
Beneficial  Owners and the  Depository and  Depository  Participants.  Except as provided in
Section 4.08 hereof,  Beneficial Owners shall not be entitled to definitive certificates for the Notes as to which they are the  Beneficial  Owners.  Requests and  directions  from, and votes of, the  Depository  as Holder of the Notes shall not be deemed  inconsistent  if they are made with respect to different  Beneficial  Owners.  The  Securities  Administrator  may
establish a reasonable  record date in  connection  with  solicitations  of consents from or voting by  Noteholders  and give notice to the  Depository of such record date.  Without the consent of the Issuer and the  Securities  Administrator,  no Note may be transferred by the
Depository  except to a successor  Depository  that agrees to hold such Note for the account of the Beneficial Owners.

      In the event the Depository  Trust Company  resigns or is removed as  Depository,  the
Depositor  may  appoint  a  successor  Depository.  If  no  successor  Depository  has  been appointed within 30 days of the effective date of the  Depository's  resignation or removal, each  Beneficial  Owner  shall  be  entitled  to  certificates  representing  the  Notes  it beneficially owns in the manner prescribed in Section 4.08.

      The Notes shall,  on original  issue, be executed on behalf of the Issuer by the Owner
Trustee,  not in its individual  capacity but solely as Owner Trustee,  authenticated by the
Securities  Administrator and delivered by the Securities Administrator to or upon the order of the Issuer.

Section 4.02      Registration  of and  Limitations  on Transfer  and  Exchange  of Notes;
Appointment of Note Registrar and Certificate  Registrar.  The Issuer shall cause to be kept at the office of the Note Registrar  (which shall be the office specified in Section 3.02) a
Note Register in which,  subject to such  reasonable  regulations as it may  prescribe,  the
Note Registrar  shall provide for the  registration  of Notes and of transfers and exchanges of Notes as herein provided.

      Subject to the  restrictions  and  limitations  set forth below,  upon  surrender  for registration  or transfer of any Note at the office  specified in Section  3.02,  the Issuer shall execute and the Note  Registrar  shall  authenticate  and deliver,  in the name of the designated  transferee  or  transferees,  one or more new Notes in  authorized  initial Note
Principal Balances evidencing the same Class and aggregate Percentage Interests.

      Subject to the  foregoing,  at the option of the  Noteholders,  Notes may be exchanged for other Notes of like tenor and in authorized initial Note Principal  Balances  evidencing the same  Class  and  aggregate  Percentage  Interests  upon  surrender  of the  Notes to be exchanged at the office  specified in Section  3.02.  Whenever any Notes are so  surrendered for exchange,  the Issuer shall execute and the Securities  Administrator shall authenticate and  deliver  the Notes  which the  Noteholder  making the  exchange is entitled to receive.
Each Note presented or  surrendered  for  registration  of transfer or exchange shall (if so required  by the Note  Registrar)  be duly  endorsed  by,  or be  accompanied  by a  written instrument of transfer in form  reasonably  satisfactory to the Note Registrar duly executed by the Holder  thereof or his  attorney  duly  authorized  in  writing  with such  signature guaranteed by a commercial bank or trust company  located or having a correspondent  located in the city of New York.  Notes  delivered  upon any such transfer or exchange will evidence the same obligations,  and will be entitled to the same rights and privileges,  as the Notes surrendered.

      No service  charge  shall be made for any  registration  of  transfer  or  exchange of
Notes,  but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental  charge that may be imposed in connection with any  registration of transfer or exchange of Notes.

      The Issuer hereby appoints the Securities  Administrator as (i) Certificate  Registrar
to keep at the office of its  designated  agent as specified in Section  3.02, a Certificate
Register  pursuant  to  Section  3.09 of the  Trust  Agreement  in  which,  subject  to such reasonable regulations as it may prescribe,  the Certificate Registrar shall provide for the registration  of  Certificates  and of transfers and exchanges  thereof  pursuant to Section
3.05 of the Trust  Agreement and (ii) Note Registrar  under this  Indenture.  The Securities
Administrator hereby accepts such appointments.

Section 4.03      Mutilated,  Destroyed,  Lost or Stolen Notes. If (i) any mutilated Note is surrendered  to the  Securities  Administrator,  or the  Securities  Administrator  receives evidence to its satisfaction of the  destruction,  loss or theft of any Note, and (ii) there is delivered to the Securities  Administrator  such security or indemnity as may be required by it to hold the Issuer, the Indenture Trustee and the Securities  Administrator  harmless, then,  in the  absence  of  notice  to the  Issuer,  the Note  Registrar  or the  Securities
Administrator  that such Note has been acquired by a bona fide purchaser,  and provided that the  requirements  of Section 8-405 of the UCC are met, the Issuer shall  execute,  and upon its request the Securities  Administrator shall authenticate and deliver, in exchange for or in lieu of any  such  mutilated,  destroyed,  lost  or  stolen  Note,  a  replacement  Note;
provided,  however,  that if any such  destroyed,  lost or stolen Note,  but not a mutilated
Note, shall have become or within seven days shall be due and payable,  instead of issuing a replacement  Note,  the Issuer may pay such  destroyed,  lost or stolen  Note when so due or payable  without  surrender  thereof.  If,  after the delivery of such  replacement  Note or payment of a  destroyed,  lost or stolen  Note  pursuant  to the  proviso  to the  preceding sentence,  a bona fide purchaser of the original Note in lieu of which such replacement Note was  issued  presents  for  payment  such  original  Note,  the  Issuer  and the  Securities
Administrator  shall be entitled to recover such replacement Note (or such payment) from the
Person to whom it was delivered or any Person taking such  replacement Note from such Person to whom such  replacement  Note was delivered or any assignee of such Person,  except a bona fide  purchaser,  and shall be entitled to recover upon the  security or indemnity  provided therefor to the extent of any loss,  damage,  cost or expense  incurred  by the Issuer,  the
Indenture Trustee or the Securities Administrator in connection therewith.

      Upon the  issuance of any  replacement  Note under this Section  4.03,  the Issuer may require  the  payment  by the  Holder of such Note of a sum  sufficient  to cover any tax or other  governmental  charge that may be imposed in relation thereto and any other reasonable expenses  (including  the fees  and  expenses  of the  Securities  Administrator)  connected therewith.

      Every  replacement  Note issued  pursuant to this Section 4.03 in  replacement  of any
mutilated,   destroyed,  lost  or  stolen  Note  shall  constitute  an  original  additional contractual  obligation  of the Issuer,  whether or not the  mutilated,  destroyed,  lost or stolen  Note shall be at any time  enforceable  by anyone,  and shall be entitled to all the benefits of this  Indenture  equally and  proportionately  with any and all other Notes duly issued hereunder.

      The  provisions of this Section 4.03 are  exclusive and shall  preclude (to the extent lawful)  all other  rights  and  remedies  with  respect  to the  replacement  or payment of mutilated, destroyed, lost or stolen Notes.

Section 4.04      Persons  Deemed  Owners.  Prior to due  presentment  for  registration  of transfer of any Note,  the Issuer,  the Securities  Administrator,  the Paying Agent and any
agent of the Issuer or the Securities  Administrator  may treat the Person in whose name any
Note is  registered  (as of the day of  determination)  as the  owner  of such  Note for the purpose of receiving  payments of principal  of and  interest,  if any, on such Note and for all other purposes whatsoever,  whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee,  the Securities  Administrator,  the Paying Agent or any agent of the
Issuer,  the Indenture Trustee or the Securities  Administrator  shall be affected by notice to the contrary.

Section 4.05      Cancellation.   All  Notes   surrendered  for  payment,   registration  of
transfer,  exchange  or  redemption  shall,  if  surrendered  to any  Person  other than the
Securities  Administrator,  be  delivered  to the  Securities  Administrator  and  shall  be promptly  cancelled by the Securities  Administrator.  The Issuer may at any time deliver to the  Securities  Administrator  for  cancellation  any Notes  previously  authenticated  and delivered  hereunder  which the Issuer may have acquired in any manner  whatsoever,  and all
Notes so delivered  shall be promptly  cancelled by the Securities  Administrator.  No Notes shall be  authenticated  in lieu of or in exchange  for any Notes  cancelled  as provided in this Section 4.05,  except as expressly  permitted by this  Indenture.  All cancelled  Notes may be held or disposed of by the Securities  Administrator  in accordance with its standard retention  or disposal  policy as in effect at the time unless the Issuer shall direct by an
Issuer  Request  that they be  destroyed  or returned to it;  provided,  however,  that such
Issuer  Request  is  timely  and the  Notes  have not  been  previously  disposed  of by the
Securities Administrator.

Section 4.06      Book-Entry  Notes. The Notes,  upon original  issuance,  will be issued in the form of typewritten  Notes  representing  the Book-Entry  Notes,  to be delivered to The
Depository  Trust  Company,  the initial  Depository,  by, or on behalf of, the Issuer.  The
Notes shall  initially  be  registered  on the Note  Register in the name of Cede & Co., the nominee of the initial  Depository,  and no Beneficial  Owner will receive a Definitive Note representing  such Beneficial  Owner's interest in such Note,  except as provided in Section
4.08. With respect to such Notes,  unless and until definitive,  fully registered Notes (the
"Definitive Notes") have been issued to Beneficial Owners pursuant to Section 4.08:

(i)   the provisions of this Section 4.06 shall be in full force and effect;

(ii)  the Note  Registrar,  the  Indenture  Trustee,  the  Paying  Agent and the  Securities
      Administrator  shall be entitled to deal with the  Depository for all purposes of this
      Indenture  (including  the payment of  principal  of and interest on the Notes and the giving of instructions or directions  hereunder) as the sole holder of the Notes,  and shall have no obligation to the Beneficial Owners of the Notes;

(iii) to the  extent  that the  provisions  of this  Section  4.06  conflict  with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

(iv)  the rights of Beneficial  Owners shall be exercised  only through the  Depository  and shall be limited to those  established  by law and  agreements  between such Owners of
      Notes  and the  Depository  and/or  the  Depository  Participants.  Unless  and  until
      Definitive  Notes are issued  pursuant to Section 4.08,  the initial  Depository  will make book-entry  transfers among the Depository  Participants and receive and transmit payments of principal of and  interest on the Notes to such  Depository  Participants;
      and

(v)   whenever  this  Indenture   requires  or  permits  actions  to  be  taken  based  upon instructions  or directions of Holders of Notes  evidencing a specified  percentage of the Note Principal  Balances of the Notes, the Depository shall be deemed to represent such  percentage  with  respect to the Notes only to the extent  that it has  received instructions  to such effect from  Beneficial  Owners and/or  Depository  Participants owning or  representing,  respectively,  such required  percentage  of the  beneficial interest  in  the  Notes  and  has  delivered  such  instructions  to  the  Securities
      Administrator and the Indenture Trustee, as required by this Indenture.

Section 4.07      Notices to  Depository.  Whenever a notice or other  communication  to the
Note Holders is required under this Indenture,  unless and until Definitive Notes shall have been  issued to  Beneficial  Owners  pursuant  to Section  4.08,  the  Indenture  Trustee or
Securities  Administrator,  as  applicable,  shall give all such notices and  communications specified  herein to be given to Holders of the Notes to the  Depository,  and shall have no obligation to the Beneficial Owners.

Section 4.08      Definitive   Notes.   If  (i)  the   Depositor   advises  the   Securities
Administrator  in writing  that the  Depository  is no longer  willing  or able to  properly discharge its  responsibilities  with respect to the  Book-Entry  Notes and the Depositor is unable to locate a qualified  successor within 30 days or (ii) the Depositor,  at its option
(with the consent of the  Securities  Administrator,  such  consent  not to be  unreasonably withheld)  elects to  terminate  the  book-entry  system  through the  Depository,  then the
Securities  Administrator  shall request that the Depository notify all Beneficial Owners of the occurrence of any such event and of the  availability of Definitive  Notes to Beneficial
Owners  requesting  the  same.  Upon  surrender  to  the  Securities  Administrator  of  the typewritten  Notes  representing  the  Book-Entry  Notes by the  Depository,  accompanied by registration  instructions,  the Issuer shall execute and the Securities Administrator shall authenticate  the Definitive  Notes in accordance  with the  instructions of the Depository.
None of the Issuer, the Note Registrar or the Securities  Administrator  shall be liable for any delay in  delivery  of such  instructions  and may  conclusively  rely on,  and shall be protected in relying on, such  instructions.  Upon the  issuance of  Definitive  Notes,  the
Securities Administrator shall recognize the Holders of the Definitive Notes as Noteholders.

      In addition,  if an Event of Default has occurred and is  continuing,  each Note Owner materially  adversely  affected  thereby  may  at  its  option  request  a  Definitive  Note evidencing such  Noteholder's  interest in the related Class of Notes. In order to make such request,  such  Noteholder  shall,  subject to the rules and  procedures of the  Depository, provide the  Depository  or the  related  Depository  Participant  with  directions  for the
Securities  Administrator to exchange or cause the exchange of the Noteholder's  interest in such Class of Notes for an equivalent  interest in fully  registered  definitive  form. Upon receipt by the Securities  Administrator of instructions  from the Depository  directing the
Securities  Administrator to effect such exchange (such instructions to contain  information regarding the Class of Notes and the Note Principal Balance being exchanged,  the Depository
Participant  account to be debited with the decrease,  the registered holder of and delivery instructions for the Definitive Note, and any other information  reasonably  required by the
Securities  Administrator),  (i) the Securities  Administrator shall instruct the Depository to reduce the related  Depository  Participant's  account by the  aggregate  Note  Principal
Balance  of  the  Definitive  Note,  (ii)  the  Securities   Administrator   shall  execute,
authenticate  and deliver,  in accordance with the  registration  and delivery  instructions provided by the Depository,  a Definitive Note evidencing such Noteholder's interest in such
Class of Notes and (iii) the Securities  Administrator  shall execute and authenticate a new
Book-Entry  Note  reflecting  the reduction in the Note  Principal  Balance of such Class of
Notes by the amount of the Definitive Notes.

Section 4.09      Tax Treatment.  The Issuer has entered into this Indenture,  and the Notes will be issued  with the  intention  that,  for  federal,  state and  local  income,  single business and  franchise  tax  purposes,  the Class A Notes and Class M Notes will qualify as indebtedness.  The Issuer and the Securities  Administrator (in accordance with Section 6.06 hereof),  by entering into this  Indenture,  and each  Noteholder,  by its acceptance of its
Note  (and  each  Beneficial  Owner  by its  acceptance  of an  interest  in the  applicable
Book-Entry  Note),  agree to treat the Notes for  federal,  state and local  income,  single business and franchise tax purposes as indebtedness.

Section 4.10      Satisfaction  and Discharge of Indenture.  This  Indenture  shall cease to be of further  effect with respect to the Notes except as to (i) rights of  registration  of transfer and exchange,  (ii)  substitution  of mutilated,  destroyed,  lost or stolen Notes,
(iii) rights of Noteholders to receive payments of principal  thereof and interest  thereon,
(iv) Sections 3.03, 3.04,  3.06, 3.09, 3.17, 3.19 and 3.20, (v) the rights,  obligations (to the  extent  applicable  to the  provisions  of  the  Indenture  remaining  in  effect)  and immunities of the Indenture Trustee and Securities  Administrator  hereunder  (including the rights of the  Indenture  Trustee and  Securities  Administrator  under Section 6.07 and the obligations of the  Securities  Administrator  under Section  4.11),  and (vi) the rights of
Noteholders  as  beneficiaries  hereof with respect to the  property so  deposited  with the
Indenture  Trustee  payable to all or any of them, and the Indenture  Trustee,  on demand of
and  at  the  expense  of  the  Issuer,  shall  execute  proper  instruments   acknowledging
satisfaction  and  discharge of this  Indenture  with respect to the Notes and shall release and deliver,  or cause the Custodian to deliver,  the Collateral to or upon the order of the
Issuer, when:

(A)   either:

(1)   all Notes  theretofore  authenticated  and  delivered  (other than (i) Notes that have been  destroyed,  lost or stolen and that have been  replaced  or paid as  provided in
      Section  4.03  hereof  and (ii) Notes for whose  payment  money has  theretofore  been deposited  in trust or  segregated  and held in  trust by the  Issuer  and  thereafter repaid to the Issuer or discharged  from such trust, as provided in Section 3.03) have been delivered to the Securities Administrator for cancellation; or

(2)   all Notes not theretofore delivered to the Securities Administrator for cancellation

                  a.    have become due and payable,

                  b.    will  become due and  payable at the Final  Scheduled  Payment  Date within one year, or

                  c.    have  been  called  for  early  redemption  and the  Trust  has been terminated pursuant to Section 8.07 hereof,

      and the Issuer,  in the case of (2)a. or (2)b.  above,  has  irrevocably  deposited or caused to be irrevocably deposited with the Securities  Administrator,  cash or direct obligations of or  obligations  guaranteed by the United States of America (which will mature prior to the date such amounts are payable),  in trust for such purpose,  in an amount  sufficient  to pay and discharge  the entire  indebtedness  on such Notes then
      outstanding   not   theretofore   delivered  to  the  Securities   Administrator   for
      cancellation  when due on the Final Scheduled Payment Date or other final Payment Date and has  delivered  to the  Securities  Administrator  and  the  Indenture  Trustee  a
      verification report from a nationally  recognized  accounting firm certifying that the amounts  deposited  with  the  Securities  Administrator  are  sufficient  to pay  and discharge  the entire  indebtedness  of such Notes,  or, in the case of c. above,  the
      Issuer shall have complied with all requirements of Section 8.07 hereof,

(B)   the Issuer has paid or caused to be paid all other sums payable hereunder; and

(C)   the Issuer has  delivered to the  Indenture  Trustee an Officer's  Certificate  and an
      Opinion of Counsel, each meeting the applicable  requirements of Section 10.01 hereof, each  stating  that all  conditions  precedent  herein  provided  for  relating to the satisfaction  and  discharge of this  Indenture  have been  complied  with and, if the
      Opinion of Counsel relates to a deposit made in connection  with Section  4.10(A)(2)b.
      above,  such opinion shall further be to the effect that such deposit will  constitute an "in-substance  defeasance" within the meaning of Revenue Ruling 85-42,  1985-1 C.B.
      36, and in accordance therewith,  the Issuer will be the owner of the assets deposited in trust for federal income tax purposes.

Section 4.11      Application  of Trust  Money.  All monies  deposited  with the  Securities
Administrator  pursuant to Section  4.10 hereof shall be held in trust and applied by it, in accordance  with the  provisions  of the Notes and this  Indenture,  to the payment,  either directly or through any Paying Agent or the Issuer,  Certificate Paying Agent as designee of the Issuer, as the Securities Administrator may determine, to the Holders of Securities,  of all sums due and to become due thereon for  principal  and interest or  otherwise;  but such monies need not be  segregated  from other  funds  except to the extent  required  herein or required by law.

Section 4.12      [Reserved].

Section 4.13      Repayment  of  Monies  Held  by  Paying  Agent.  In  connection  with  the satisfaction  and  discharge of this  Indenture  with respect to the Notes,  all monies then held by any Person other than the  Securities  Administrator  under the  provisions  of this
Indenture  with  respect to such Notes  shall,  upon  demand of the  Issuer,  be paid to the
Securities  Administrator  to be held and applied  according to Section  3.05 and  thereupon such Person shall be released from all further liability with respect to such monies.

Section 4.14      Temporary  Notes.  Pending the  preparation of any Definitive  Notes,  the
Issuer  may  execute  and upon its  written  direction,  the  Securities  Administrator  may
authenticate   and  make  available  for  delivery,   temporary   Notes  that  are  printed,
lithographed,   typewritten,   photocopied  or  otherwise  produced,  in  any  denomination, substantially  of the tenor of the  Definitive  Notes in lieu of which  they are  issued and with such  appropriate  insertions,  omissions,  substitutions  and other  variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

      If temporary Notes are issued,  the Issuer will cause  Definitive Notes to be prepared without  unreasonable  delay.  After the preparation of the Definitive  Notes, the temporary
Notes shall be  exchangeable  for Definitive  Notes upon surrender of the temporary Notes at the Corporate  Trust Office of the Securities  Administrator,  without charge to the Holder.
Upon  surrender  for  cancellation  of any one or more  temporary  Notes,  the Issuer  shall execute  and  the  Securities  Administrator  shall  authenticate  and  make  available  for delivery,  in exchange  therefor,  Definitive Notes of authorized  denominations and of like tenor,  class and aggregate  principal  amount.  Until so exchanged,  such  temporary  Notes shall in all respects be entitled to the same  benefits  under this  Indenture as Definitive
Notes.

Section 4.15      Representation  Regarding ERISA. By acquiring a Note or interest  therein, each  Holder  of such  Note or  Beneficial  Owner of any such  interest  will be  deemed  to represent  that  either  (1) it is not  acquiring  the Note with Plan  Assets or (2) (A) the acquisition,  holding and transfer of such Note will not give rise to a nonexempt prohibited transaction  under  Section  406 of ERISA or Section  4975 of the Code and (B) the Notes are
rated  investment  grade or better  and such  person  believes  that the Notes are  properly treated as indebtedness  without  substantial equity features for purposes of the Department
of  Labor   regulation  29  C.F.R.  §  2510.3-101,   and  agrees  to  so  treat  the  Notes.
Alternatively,  regardless  of  the  rating  of the  Notes,  such  person  may  provide  the
Securities  Administrator and the Owner Trustee with an Opinion of Counsel, which Opinion of
Counsel  will  not  be at  the  expense  of the  Issuer,  the  Depositor,  the  Seller,  any
Underwriter,  the Owner Trustee,  the Indenture Trustee, the Securities  Administrator,  the
Master Servicer or the Servicer which opines that the  acquisition,  holding and transfer of such Note or interest  therein is permissible  under  applicable law, will not constitute or result in a non-exempt  prohibited  transaction  under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, the Depositor, any Underwriter,  the Owner Trustee,
the Indenture Trustee, the Securities Administrator,  the Master Servicer or the Servicer to
any  obligation  in  addition  to those  undertaken  in the  Indenture  and the other  Basic
Documents.

                                         ARTICLE V
                                    Default and Remedies

Section 5.01      Events of Default.  The Issuer  shall  deliver to the  Indenture  Trustee, within five days after learning of the occurrence of an Event of Default,  written notice in the form of an  Officer's  Certificate  of any event which with the giving of notice and the lapse of time  would  become an Event of  Default  under  clause  (iii),  (iv) or (v) of the definition  of "Event of  Default",  its  status  and what  action  the  Issuer is taking or proposes to take with respect  thereto.  The  Indenture  Trustee shall not be deemed to have knowledge of any Event of Default unless a Responsible  Officer has actual knowledge thereof or unless written  notice of such Event of Default is received by a Responsible  Officer and such notice references the Notes, the Trust Estate or this Indenture.

Section 5.02      Acceleration  of  Maturity;  Rescission  and  Annulment.  If an  Event  of
Default  should occur and be continuing,  then and in every such case the Indenture  Trustee at the written  direction of the Holders of Notes  representing  not less than a majority of the aggregate  Note  Principal  Balance of the Notes may declare the Notes to be immediately due and payable,  by a notice in writing to the Issuer (and to the Indenture Trustee if such notice is given by  Noteholders),  and upon any such  declaration  the unpaid Note Principal
Balance of the Notes,  together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

      At any time after such  declaration  of  acceleration  of maturity  with respect to an
Event of Default  has been made and before a judgment or decree for payment of the money due has been  obtained  by the  Indenture  Trustee as  hereinafter  in this  Article V provided,
Holders of the Notes  representing  not less than a majority of the aggregate Note Principal
Balance of the Notes,  by written  notice to the  Issuer  and the  Indenture  Trustee,  may, subject to Section  5.12,  waive the  related  Event of Default  and  rescind and annul such declaration and its consequences if:

(i)   the  Issuer  has  paid  or  deposited   with  the  Indenture   Trustee  or  Securities
      Administrator a sum sufficient to pay:

(A)   all payments of principal of and interest on the Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred;

(B)   all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

(C)   all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

No such  rescission  shall  affect any  subsequent  default  or impair any right  consequent thereto.

Section 5.03      Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

(a)   The Issuer  covenants  that if (i) default is made in the  payment of any  interest on any Note when the same becomes due and payable,  and such default  continues for a period of five days, or (ii) default is made in the payment of the principal of or any  installment of the  principal  of any Note when the same becomes due and payable,  the Issuer  shall,  upon demand of the  Indenture  Trustee,  acting at the  direction of the Holders of a majority of the aggregate Note  Principal  Balances of the Notes,  pay to the Securities  Administrator,
for the benefit of the Holders of Notes,  the whole amount then due and payable on the Notes for  principal and interest,  with  interest at the  applicable  Note Interest Rate upon the overdue  principal,  and in addition  thereto such further  amount as shall be sufficient to cover  the  costs  and  expenses  of  collection,  including  the  reasonable  compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

(b)   In case the Issuer shall fail  forthwith  to pay such  amounts  upon such demand,  the
Indenture  Trustee,  in its own name and as  trustee  of an  express  trust,  subject to the provisions  of Section  10.16 hereof may  institute a Proceeding  for the  collection of the sums so due and unpaid,  and may prosecute such Proceeding to judgment or final decree,  and may enforce the same  against the Issuer or other  obligor upon the Notes and collect in the manner  provided  by law out of the  property  of the  Issuer or other  obligor  the  Notes, wherever situated, the monies adjudged or decreed to be payable.

(c)   If an Event of Default occurs and is  continuing,  the Indenture  Trustee,  subject to the  provisions of Section 10.16 hereof may, as more  particularly  provided in Section 5.04 hereof,  in its discretion,  proceed to protect and enforce its rights and the rights of the
Noteholders,  by such  appropriate  Proceedings,  as  directed  in  writing  by Holders of a majority of the aggregate Note Principal  Balances of the Notes,  to protect and enforce any such  rights,  whether for the  specific  enforcement  of any  covenant or agreement in this
Indenture or in aid of the  exercise of any power  granted  herein,  or to enforce any other proper remedy or legal or equitable right vested in the Indenture  Trustee by this Indenture or by law.

(d)   In case there shall be pending,  relative to the Issuer or any other  obligor upon the
Notes  or any  Person  having  or  claiming  an  ownership  interest  in the  Trust  Estate,
Proceedings  under  Title 11 of the United  States Code or any other  applicable  federal or state  bankruptcy,  insolvency  or other  similar  law, or in case a  receiver,  assignee or trustee in bankruptcy or reorganization,  liquidator, sequestrator or similar official shall have been  appointed  for or taken  possession  of the Issuer or its  property or such other obligor or Person, or in case of any other comparable judicial  Proceedings  relative to the
Issuer or other  obligor  upon the Notes,  or to the  creditors or property of the Issuer or such other obligor,  the Indenture Trustee,  as directed in writing by Holders of a majority of the  aggregate  Note  Principal  Balances  of the  Notes,  irrespective  of  whether  the principal of any Notes shall then be due and payable as therein  expressed or by declaration or otherwise and  irrespective  of whether the Indenture  Trustee shall have made any demand
pursuant  to  the  provisions  of  this  Section,  shall  be  entitled  and  empowered,   by
intervention in such Proceedings or otherwise:

(i)   to file and prove a claim or claims for the whole  amount of  principal  and  interest owing and unpaid in respect  of the Notes and to file such other  papers or  documents as may be necessary or advisable in order to have the claims of the Indenture  Trustee
      (including any claim for  reasonable  compensation  to the Indenture  Trustee and each predecessor  Indenture Trustee,  and their respective  agents,  attorneys and counsel, and for  reimbursement  of all expenses  and  liabilities  incurred,  and all advances made, by the Indenture  Trustee and each predecessor  Indenture  Trustee,  except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

(ii)  unless prohibited by applicable law and regulations,  to vote on behalf of the Holders of Notes in any election of a trustee,  a standby trustee or Person performing similar functions in any such Proceedings;

(iii) to collect and  receive any monies or other  property  payable or  deliverable  on any such claims and to distribute  all amounts  received with respect to the claims of the
      Noteholders and of the Indenture Trustee on their behalf, and

(iv)  to file such proofs of claim and other  papers or  documents  as may be  necessary  or advisable  in order to have the  claims of the  Indenture  Trustee  or the  Holders of
      Notes allowed in any judicial  proceedings  relative to the Issuer,  its creditors and its property;

and any  trustee,  receiver,  liquidator,  custodian or other  similar  official in any such
Proceeding  is  hereby  authorized  by each  of such  Noteholders  to make  payments  to the
Securities  Administrator  and, in the event that the Indenture Trustee shall consent to the making of payments  directly  to such  Noteholders,  to pay to the  Indenture  Trustee  such amounts as shall be sufficient to cover  reasonable  compensation to the Indenture  Trustee, each predecessor  Indenture Trustee and their respective agents,  attorneys and counsel, and all other  expenses and  liabilities  incurred,  and all  advances  made,  by the  Indenture
Trustee and each predecessor Indenture Trustee.

(e)   Nothing  herein  contained  shall be deemed to  authorize  the  Indenture  Trustee  to authorize or consent to or vote for or accept or adopt on behalf of any  Noteholder any plan of reorganization,  arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture  Trustee to vote in respect of the claim of any Noteholder in any such proceeding  except, as aforesaid,  to vote for the election of a trustee in bankruptcy or similar Person.

(f)   All rights of action and of  asserting  claims under this  Indenture,  or under any of the Notes,  may be enforced by the Indenture  Trustee  without the  possession of any of the
Notes or the production thereof in any trial or other Proceedings  relative thereto, and any such action or proceedings  instituted by the Indenture  Trustee shall be brought in its own name as trustee of an express  trust,  and any recovery of judgment,  subject to the payment of the expenses,  disbursements and compensation of the Indenture Trustee,  each predecessor
Indenture  Trustee  and their  respective  agents and  attorneys,  shall be for the  ratable benefit of the Holders of the Notes, subject to Section 5.05 hereof.

(g)   In any  Proceedings  brought  by the  Indenture  Trustee  (and  also  any  Proceedings involving  the  interpretation  of any  provision of this  Indenture to which the  Indenture
Trustee shall be a party),  the Indenture Trustee shall be held to represent all the Holders of the  Notes,  and it shall not be  necessary  to make any  Noteholder  a party to any such
Proceedings.

Section 5.04      Remedies;  Priorities.  (a) If an Event of Default shall have occurred and be  continuing  and if an  acceleration  has been  declared  and not  rescinded  pursuant to
Section 5.02 hereof,  the  Indenture  Trustee  subject to the  provisions  of Section  10.16 hereof  may,  and shall,  at the  written  direction  of the  Holders  of a majority  of the aggregate Note Principal  Balances of the Notes (subject to Section  6.02(k)) do one or more of the following (subject to Section 5.05 hereof):

(i)   institute  Proceedings  in its own name and as  trustee  of an  express  trust for the collection  of all  amounts  then  payable on the Notes or under this  Indenture  with respect thereto,  whether by declaration or otherwise,  enforce any judgment  obtained and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

(ii)  institute  Proceedings  from time to time for the complete or partial  foreclosure  of this Indenture with respect to the Trust Estate;

(iii) exercise any remedies of a secured party under the UCC and take any other  appropriate action to protect  and enforce the rights and  remedies of the  Indenture  Trustee and the Holders of the Notes; and

(iv)  sell the Trust Estate or any portion thereof or rights or interest therein,  at one or more public or private sales called and conducted in any manner permitted by law;

provided,  however, that the Indenture Trustee may not sell or otherwise liquidate the Trust
Estate following an Event of Default,  unless (A) the Indenture  Trustee obtains the consent of the  Holders of 100% of the  aggregate  Note  Principal  Balance  of the  Notes,  (B) the proceeds  of such  sale  or  liquidation  distributable  to the  Holders  of the  Notes  are sufficient  to  discharge  in full all  amounts  then due and  unpaid  upon  such  Notes for principal and interest or (C) the Indenture Trustee  determines that the Mortgage Loans will not  continue to provide  sufficient  funds for the payment of  principal of and interest on the  applicable  Notes as they would have become due if the Notes had not been  declared due and  payable,  and the  Indenture  Trustee  obtains  the consent of Holders of 662/3% of the aggregate  Note  Principal  Balance  of  the  Notes.  In  determining  such  sufficiency  or insufficiency  with respect to clause (B) and (C), the Indenture  Trustee may, but need not, obtain and rely upon an opinion  (obtained  at the  expense of the Trust) of an  Independent investment  banking or accounting firm of national  reputation as to the feasibility of such proposed  action  and  as  to  the  sufficiency  of  the  Trust  Estate  for  such  purpose.
Notwithstanding  the  foregoing,  so long as an "Event  of  Default"  under  the  MortgageIT
Servicing Agreement has not occurred,  any Sale of the Trust Estate shall be made subject to the continued  servicing of the Mortgage Loans by the Servicer as provided in the MortgageIT
Servicing Agreement.

(b)   If the Indenture  Trustee or Securities  Administrator  collects any money or property pursuant  to this  Article  V,  the  Securities  Administrator  shall  pay out the  money or property in the following order:

            FIRST:  to the Indenture  Trustee and the Securities  Administrator  for amounts due under  Section  6.07  hereof or the Sale and  Servicing  Agreement,  to the Master
      Servicer for amounts due under the Sale and Servicing Agreement,  to the Servicer, for
      amounts due under the Servicing Agreement,  and to the Custodian for amounts due under
      Section 3.4 of the Custodial Agreement;

            SECOND:  to the Noteholders for amounts due and unpaid on the Notes with respect to interest (not including any Basis Risk Shortfall Carry-Forward Amounts),  first, to the  Class  A-1  Noteholders  and  Class  A-2  Noteholders,  second,  to the Class M-1
      Noteholders  and Class M-2  Noteholders  and third,  to the Class B-1  Noteholders and
      Class B-2  Noteholders  according  to the  amounts  due and  payable  on the Notes for interest;

            THIRD:  to the  Noteholders for amounts due and unpaid on the Notes with respect to principal,  and to each Noteholder  ratably,  without preference or priority of any kind, according to the amounts due and payable on such Notes for principal,  until the
      Note Principal Balance of each such Class is reduced to zero;

            FOURTH: to the Noteholders, first, to the Class A-1 Noteholders,  second, to the
      Class A-2 Noteholders,  third, to the Class M-1 Noteholders,  fourth, to the Class M-2
      Noteholders,  fifth,  to the  Class  B-1  Noteholders  and  sixth,  to the  Class  B-2
      Noteholders,  the amount of any related Allocated  Realized Loss Amount not previously paid;

            FIFTH:  to the  Noteholders for amounts due and unpaid on the Notes with respect to any related Basis Risk Shortfall  Carry-Forward  Amounts,  first,  to the Class A-1
      Noteholders,   second,  to  the  Class  A-2  Noteholders,  third,  to  the  Class  M-1
      Noteholders,   fourth,  to  the  Class  M-2  Noteholders,  fifth,  to  the  Class  B-1
      Noteholders and sixth, to the Class B-2 Noteholders; and

            SIXTH: to the payment of the remainder,  if any to the Certificate  Paying Agent on behalf of the Issuer or to any other person legally entitled thereto.

      The  Securities  Administrator  may fix a record date and Payment Date for any payment to  Noteholders  pursuant to this  Section  5.04.  At least 15 days before such record date, the Securities  Administrator  shall mail to each Noteholder a notice that states the record date, the Payment Date and the amount to be paid.

Section 5.05      Optional  Preservation  of the  Trust  Estate.  If  the  Notes  have  been declared to be due and payable  under  Section  5.02  following an Event of Default and such declaration  and its  consequences  have not been  rescinded  and  annulled,  the  Indenture
Trustee may elect to take and maintain  possession of the Trust Estate.  It is the desire of the parties hereto and the Noteholders  that there be at all times  sufficient funds for the payment of principal of and interest on the Notes and other  obligations  of the Issuer and, the Indenture  Trustee shall take such desire into account when  determining  whether or not to take and maintain  possession of the Trust  Estate.  In  determining  whether to take and maintain  possession of the Trust Estate,  the Indenture  Trustee may, but need not,  obtain and rely  upon an  opinion  of an  Independent  investment  banking  or  accounting  firm of national  reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

Section 5.06      Limitation  of  Suits.  No  Holder  of any Note  shall  have any  right to institute any Proceeding,  judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder,  unless and subject to the provisions of Section 10.16 hereof

(i)   such  Holder  has  previously  given  written  notice to the  Indenture  Trustee  of a continuing Event of Default;

(ii)  the  Holders of not less than 25% of the  aggregate  Note  Principal  Balances  of the
      Notes  have  made a  written  request  to the  Indenture  Trustee  to  institute  such
      Proceeding  in respect of such Event of Default in its own name as  Indenture  Trustee hereunder;

(iii) such Holder or Holders  have offered to the  Indenture  Trustee  indemnity  reasonably satisfactory  to it against  the costs,  expenses  and  liabilities  to be incurred in complying with such request;

(iv)  the  Indenture  Trustee  for 60 days after its  receipt of such  notice of request and offer of indemnity has failed to institute such Proceedings; and

(v)   no direction  inconsistent  with such written  request has been given to the Indenture
      Trustee  during such 60-day period by the Holders of a majority of the Note  Principal
      Balances of the Notes.

It is  understood  and intended that no one or more Holders of Notes shall have any right in any manner  whatever by virtue of, or by availing  of, any  provision  of this  Indenture to affect,  disturb or  prejudice  the rights of any other  Holders of Notes or to obtain or to seek to obtain  priority or preference  over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

      Subject to the last  paragraph  of Section  5.11  herein,  in the event the  Indenture
Trustee shall receive  conflicting or  inconsistent  requests and indemnity from two or more groups of Holders of Notes,  each  representing  less than a majority of the Note  Principal
Balances of the Notes,  the  Indenture  Trustee  shall take such action as  requested by the
Holders  representing  the highest  amount (in the  aggregate)  of Note  Principal  Balances notwithstanding any other provisions of this Indenture.

Section 5.07      Unconditional  Rights of  Noteholders  To Receive  Principal and Interest.
Notwithstanding  any other  provisions in this Indenture,  the Holder of any Note shall have the right, which is absolute and  unconditional,  to receive payment of the principal of and interest on, if any, such Note on or after the  respective  due dates  thereof  expressed in such  Note or in this  Indenture  and to  institute  suit  for the  enforcement  of any such payment, and such right shall not be impaired without the consent of such Holder.

Section 5.08      Restoration  of Rights  and  Remedies.  If the  Indenture  Trustee  or any
Noteholder  has  instituted  any  Proceeding  to  enforce  any  right or remedy  under  this
Indenture and such Proceeding has been  discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder,  then and in every such case  the  Issuer,  the  Indenture  Trustee  and  the  Noteholders  shall,  subject  to  any determination  in such  Proceeding,  be restored  severally and respectively to their former positions  hereunder,  and thereafter  all rights and remedies of the Indenture  Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

Section 5.09      Rights and Remedies  Cumulative.  No right or remedy herein conferred upon or reserved to the Indenture  Trustee or to the  Noteholders  is intended to be exclusive of any other right or remedy,  and every right and remedy  shall,  to the extent  permitted  by law, be  cumulative  and in addition to every other right and remedy given  hereunder or now or hereafter  existing at law or in equity or otherwise.  The assertion or employment of any right or remedy  hereunder,  or  otherwise,  shall not prevent the  concurrent  assertion or employment of any other appropriate right or remedy.

Section 5.10      Delay or Omission  Not a Waiver.  No delay or  omission  of the  Indenture
Trustee or any Holder of any Note to exercise  any right or remedy  accruing  upon any Event of Default  shall  impair any such right or remedy or  constitute a waiver of any such Event of Default or an  acquiescence  therein.  Every right and remedy  given by this Article V or by law to the Indenture  Trustee or to the  Noteholders  may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders,  as
the case may be.

Section 5.11      Control By  Noteholders.  The Holders of a majority of the aggregate  Note
Principal  Balances  of Notes  shall have the right to direct the time,  method and place of conducting any Proceeding for any remedy available to the Indenture  Trustee with respect to the Notes or exercising any trust or power  conferred on the Indenture  Trustee  (subject to the Indenture Trustee's right to receive indemnity, as provided herein); provided that:

(i)   such direction shall not be in conflict with any rule of law or with this Indenture;

(ii)  any direction to the Indenture  Trustee to sell or liquidate the Trust Estate shall be by Holders of Notes  representing not less than 100% of the Note Principal Balances of the Notes; and

(iii) the  Indenture  Trustee  may take any other  action  deemed  proper  by the  Indenture
      Trustee  that  is not  inconsistent  with  such  direction  of the  Holders  of  Notes representing a majority of the Note Principal Balances of the Notes.

Notwithstanding  the rights of  Noteholders  set forth in this  Section  5.11 the  Indenture
Trustee need not take any action that it deems unduly  prejudicial to any Noteholder or that it determines might subject it to liability.

Section 5.12      Waiver of Past Defaults.  Prior to the declaration of the  acceleration of the  maturity  of the Notes as  provided  in  Section  5.02  hereof,  the  Holders  of Notes representing  not less than a majority of the aggregate Note Principal  Balance of the Notes may waive any past  Event of Default  and its  consequences  except an Event of Default  (a)
with  respect to payment of  principal  of or interest on any of the Notes or (b) in respect of a covenant or provision  hereof  which cannot be modified or amended  without the consent of the  Holder of each Note.  In the case of any such  waiver,  the  Issuer,  the  Indenture
Trustee and the Holders of the Notes shall be restored to their former  positions and rights hereunder,  respectively,  but no such waiver shall extend to any  subsequent or other Event of Default or impair any right consequent thereto.

      Upon any such waiver,  any Event of Default arising  therefrom shall be deemed to have been  cured and not to have  occurred,  for every  purpose  of this  Indenture;  but no such waiver  shall  extend to any  subsequent  or other  Event of  Default  or  impair  any right consequent thereto.

Section 5.13      Undertaking  for Costs.  All  parties to this  Indenture  agree,  and each
Holder of any Note and each  Beneficial  Owner of any interest  therein by such  Holder's or
Beneficial Owner's acceptance thereof shall be deemed to have agreed,  that any court may in its discretion  require,  in any suit for the  enforcement of any right or remedy under this
Indenture,  or in any suit against the Indenture  Trustee for any action taken,  suffered or omitted by it as  Indenture  Trustee,  the filing by any party  litigant  in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion  assess reasonable costs,  including reasonable  attorneys' fees, against any party litigant in such suit,  having due regard to the merits and good faith of the claims or defenses made by such party  litigant;  but the  provisions  of this  Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder,  or group of
Noteholders,  in each case  holding  in the  aggregate  more than 10% of the Note  Principal
Balances of the Notes or (c) any suit  instituted by any Noteholder  for the  enforcement of the payment of  principal  of or interest on any Note on or after the  respective  due dates expressed in such Note and in this Indenture.

Section 5.14      Waiver of Stay or  Extension  Laws.  The Issuer  covenants  (to the extent that it may  lawfully  do so) that it will not at any time insist  upon,  or plead or in any manner  whatsoever,  claim or take the benefit or advantage  of, any stay or  extension  law wherever  enacted,  now or at any time hereafter in force,  that may affect the covenants or the  performance  of this  Indenture;  and the Issuer (to the extent that it may lawfully do
so) hereby  expressly waives all benefit or advantage of any such law, and covenants that it shall  not  hinder,  delay or  impede  the  execution  of any power  herein  granted  to the
Indenture  Trustee,  but will suffer and permit the  execution of every such power as though no such law had been enacted.

Section 5.15      Sale  of  Trust  Estate.  (a) The  power  to  effect  any  sale  or  other disposition  (a "Sale") of any portion of the Trust  Estate  pursuant to Section 5.04 hereof is expressly  subject to the  provisions of Section 5.05 hereof and this Section  5.15.  The power to effect  any such Sale  shall not be  exhausted  by any one or more  Sales as to any portion of the Trust  Estate  remaining  unsold,  but shall  continue  unimpaired  until the entire Trust Estate shall have been sold or all amounts  payable on the Notes and under this
Indenture  shall have been paid.  The  Indenture  Trustee may from time to time postpone any public Sale by public  announcement  made at the time and place of such Sale.  The Indenture
Trustee hereby  expressly  waives its right to any amount fixed by law as  compensation  for any Sale.

(b)   The  Indenture  Trustee  shall not in any private Sale sell the Trust  Estate,  or any portion thereof, unless

(1)   the  Holders of all Notes  consent to or direct the  Indenture  Trustee to make,  such
      Sale, or

(2)   the  proceeds  of such Sale would be not less than the entire  amount  which  would be payable to the  Noteholders  under the Notes,  in full payment  thereof in  accordance with Section 5.02 hereof,  on the Payment Date next  succeeding the date of such Sale,
      or

(3)   the  Indenture  Trustee  determines  that the  conditions  for  retention of the Trust
      Estate  set forth in  Section  5.05  hereof  cannot be  satisfied  (in making any such determination under clauses (2) or (3) of this Section 5.15(b),  the Indenture Trustee may rely upon an  opinion of an  Independent  investment  banking  firm  obtained  and delivered as provided in Section  5.05  hereof) and the Holders of Notes  representing at least 66-2/3% of the Note Principal Balances of the Notes consent to such Sale.

The  purchase  by the  Indenture  Trustee  of all or any  portion  of the Trust  Estate at a private  Sale shall not be deemed a Sale or other  disposition  thereof for purposes of this
Section 5.15(b).

(c)   Unless the Holders  representing  at least 66-2/3% of the Note  Principal  Balances of the Notes have otherwise  consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust  Estate at which a minimum bid equal to or greater  than the amount  described  in  paragraph  (2) of  subsection  (b) of this  Section 5.15 has not been established  by the Indenture  Trustee and no Person bids an amount equal to or greater than such amount,  the Indenture  Trustee,  acting in its capacity as Indenture Trustee on behalf of the Noteholders,  shall bid an amount (which shall include the Indenture Trustee's right, in its  capacity as Indenture  Trustee,  to credit bid) at least $1.00 more than the highest other bid in order to  preserve  the Trust  Estate on behalf of the  Noteholders;  provided, sufficient funds are in the Trust Estate to make such bid.

(d)   In connection with a Sale of all or any portion of the Trust Estate,

(1)   any Holder or Holders  of Notes may bid for and  purchase  the  property  offered  for sale,  and upon  compliance  with the terms of sale may hold,  retain and  possess and dispose of such  property,  without  further  accountability,  and may,  in paying the purchase money therefor,  deliver any Notes or claims for interest  thereon in lieu of cash up to the amount  which  shall,  upon  distribution  of the net  proceeds of such sale,  be payable  thereon,  and such Notes,  in case the  amounts so payable  thereon shall be less than the amount due  thereon,  shall be returned to the Holders  thereof after being appropriately stamped to show such partial payment;

(2)   the  Indenture  Trustee,  may bid for and  acquire  the  property  offered for Sale in connection  with any Sale thereof,  and,  subject to any  requirements  of, and to the extent permitted by, applicable law in connection  therewith,  may purchase all or any portion of the Trust Estate in a private sale,  and, in lieu of paying cash  therefor, may make  settlement  for the purchase price by crediting the gross Sale price against the sum of (A) the amount  which  would be  distributable  to the Holders of the Notes and  Holders  of  Certificates  as a result  of such  sale on the  Payment  Date  next succeeding  the  date  of  such  Sale  and (B) the  expenses  of the  Sale  and of any
      Proceedings  in  connection  therewith  which are  reimbursable  to it,  without being required to produce  the Notes in order to complete  any such Sale or in order for the net Sale price to be credited  against such Notes, and any property so acquired by the
      Indenture  Trustee  shall  be  held  and  dealt  with  by it in  accordance  with  the provisions of this Indenture;

(3)   the  Indenture  Trustee  shall  execute  and  deliver  an  appropriate  instrument  of conveyance,  prepared  by  the  Issuer  and  satisfactory  to the  Indenture  Trustee, transferring  its  interest in any portion of the Trust  Estate in  connection  with a
      Sale thereof;

(4)   the Indenture Trustee is hereby irrevocably  appointed the agent and  attorney-in-fact of the Issuer to transfer  and convey its  interest in any portion of the Trust Estate in  connection  with a Sale thereof,  and to take all action  necessary to effect such
      Sale; and

(5)   no purchaser or  transferee  at such a Sale shall be bound to ascertain  the Indenture
      Trustee's authority,  inquire into the satisfaction of any conditions precedent or see to the application of any monies.

Section 5.16      Action  on  Notes.  The  Indenture  Trustee's  right to seek  and  recover judgment  on the  Notes or under  this  Indenture  shall  not be  affected  by the  seeking, obtaining  or  application  of any other  relief  under or with  respect to this  Indenture.
Neither the lien of this  Indenture nor any rights or remedies of the  Indenture  Trustee or the Noteholders  shall be impaired by the recovery of any judgment by the Indenture  Trustee against the Issuer or by the levy of any  execution  under such judgment upon any portion of the Trust  Estate or upon any of the assets of the Issuer.  Any money or property  collected by the Indenture Trustee or the Securities  Administrator shall be applied by the Securities
Administrator upon receipt in accordance with Section 5.04(b) hereof.

Section 5.17      Performance   and  Enforcement  of  Certain   Obligations.   (a)  Promptly
following  a request  from the  Indenture  Trustee to do so, the Issuer in its  capacity  as holder of the Mortgage  Loans,  shall take all such lawful action as the  Indenture  Trustee may request to cause the Issuer to compel or secure the  performance  and  observance by the
Seller and the Master Servicer,  as applicable,  of each of their  obligations to the Issuer under or in connection with the Mortgage Loan Purchase  Agreement and the Sale and Servicing
Agreement,  and to exercise any and all rights,  remedies,  powers and  privileges  lawfully available to the Issuer under or in connection  with the Mortgage  Loan  Purchase  Agreement and the Sale and  Servicing  Agreement  to the  extent  and in the  manner  directed  by the
Indenture Trustee,  as pledgee of the Mortgage Loans,  including the transmission of notices of default on the part of the Seller or the Master  Servicer  thereunder and the institution of legal or  administrative  actions or proceedings  to compel or secure  performance by the
Seller or the Master Servicer of each of their  obligations under the Mortgage Loan Purchase
Agreement and the Sale and Servicing Agreement.

(b)   The Indenture  Trustee,  as pledgee of the Mortgage  Loans,  may, and at the direction
(which  direction  shall be in  writing  or by  telephone  (confirmed  in  writing  promptly thereafter)) of the Holders of 66-2/3% of the Note Principal  Balances of the Notes (subject to Section 6.02(k)) shall, exercise all rights, remedies,  powers,  privileges and claims of the Issuer  against  the  Seller or the  Master  Servicer  under or in  connection  with the
Mortgage Loan Purchase Agreement and the Sale and Servicing  Agreement,  including the right or power to take any action to compel or secure  performance  or observance by the Seller or the  Master  Servicer,  as the  case  may be,  of each of their  obligations  to the  Issuer thereunder  and to give any consent,  request,  notice,  direction,  approval,  extension or waiver under the Mortgage Loan Purchase Agreement and the Sale and Servicing  Agreement,  as
the case may be, and any right of the Issuer to take such action shall not be suspended.

                                        ARTICLE VI
                     The Indenture Trustee and Securities Administrator

Section 6.01      Duties  of  Indenture  Trustee  and  Securities  Administrator.  (a) If an
Event of  Default  of which the  Indenture  Trustee  has actual  knowledge  or has  received written  notice has occurred and is  continuing,  the Indenture  Trustee shall  exercise the rights and powers vested in it by this Indenture,  and use the same degree of care and skill in its exercise as a prudent  person would  exercise or use under the  circumstances  in the conduct of such person's own affairs.

(b)   Except during the  continuance  of an Event of Default of which the Indenture  Trustee has actual  knowledge or has received written notice,  in the case of the Indenture  Trustee and, at any time, in the case of the Securities Administrator:

(i)   the  Indenture  Trustee and the  Securities  Administrator  undertake  to perform such duties and only such duties as are  specifically  set forth in this  Indenture and the other Basic  Documents to which it is a party and no implied  covenants or obligations shall be read into this Indenture and the other Basic Documents  against the Indenture
      Trustee or the Securities Administrator; and

(ii)  in the absence of bad faith on its part,  the  Indenture  Trustee  and the  Securities
      Administrator  may each  conclusively  rely, as to the truth of the statements and the
      correctness  of  the  opinions  expressed  therein,   upon  certificates  or  opinions
      furnished  to each of the  Indenture  Trustee  and the  Securities  Administrator  and
      conforming to the requirements of this Indenture;  however,  the Indenture Trustee and the  Securities  Administrator  shall each  examine the  certificates  and opinions to determine  whether  or not they  conform  on their  face to the  requirements  of this
      Indenture.

(c)   The  Indenture  Trustee and the  Securities  Administrator  may not be  relieved  from liability for each of its own negligent action,  its own negligent failure to act or its own willful misconduct, except that:

(i)   this paragraph does not limit the effect of paragraph (b) of this Section 6.01;

(ii)  neither the Indenture  Trustee nor the  Securities  Administrator  shall be liable for any error of judgment made in good faith by a Responsible  Officer unless it is proved that the  Indenture  Trustee  or the  Securities  Administrator,  as  applicable,  was negligent in ascertaining the pertinent facts; and

(iii) neither the Indenture  Trustee nor the Securities  Administrator  shall be liable with respect  to any action it takes or omits to take in good  faith in  accordance  with a direction received by it from Noteholders or from the Issuer,  which they are entitled to give under the Basic Documents.

(d)   The  Indenture  Trustee  shall not be liable for interest on any money  received by it except as the Indenture Trustee may agree in writing with the Issuer.

(e)   Money held in trust by the Indenture  Trustee need not be segregated  from other trust funds  except to the extent  required  by law or the terms of this  Indenture,  the Sale and
Servicing Agreement or the Trust Agreement.

(f)   No provision of this Indenture  shall require the Indenture  Trustee or the Securities
Administrator to expend or risk its own funds or otherwise incur financial  liability in the performance  of any of its  duties  hereunder  or in the  exercise  of any of its  rights or powers,  if it shall have  reasonable  grounds to believe  that  repayment  of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

(g)   Every  provision of this Indenture  relating to the conduct or affecting the liability of or affording  protection to the Indenture  Trustee shall be subject to the  provisions of this Section and to the provisions of the TIA.

(h)   The Indenture  Trustee shall act in accordance with Sections 6.03 and 6.04 of the Sale and  Servicing  Agreement  and shall act as  successor  to the Master  Servicer or appoint a successor  Master  Servicer  in  accordance  with  Section  6.02 of the Sale  and  Servicing
Agreement.

(i)   In order to comply with its duties  under the USA Patriot Act of 2001,  the  Indenture
Trustee  shall  obtain and  verify  certain  information  and  documentation  from the other parties to this  Indenture  including,  but not limited to, each such party's name,  address and other identifying information.

Section 6.02      Rights  of  Indenture  Trustee  and  Securities  Administrator.  Except as
provided in Section 6.01:  (a) The Indenture  Trustee and the Securities  Administrator  may
rely on any  document  believed by it to be genuine and to have been signed or  presented by the  proper  person.  The  Indenture  Trustee  and the  Securities  Administrator  need  not investigate any fact or matter stated in the document.

(b)   Before the Indenture  Trustee or the  Securities  Administrator  acts or refrains from acting,  it may  require an  Officer's  Certificate  or an Opinion of  Counsel.  Neither the
Indenture Trustee nor the Securities  Administrator  shall be liable for any action it takes or omits to take in good  faith in  reliance  on an  Officer's  Certificate  or  Opinion  of
Counsel.

(c)   Neither the Indenture  Trustee nor the  Securities  Administrator  shall be liable for any action it takes or omits to take in good faith  which it believes  to be  authorized  or within its rights or powers;  provided,  however, that the Indenture Trustee's or Securities
Administrator's conduct does not constitute willful misconduct, negligence or bad faith.

(d)   The Indenture  Trustee or the Securities  Administrator may each consult with counsel, and the advice or Opinion of Counsel  (which  shall not be at the  expense of the  Indenture
Trustee or the  Securities  Administrator)  with respect to legal  matters  relating to this
Indenture  and the  Notes  shall be full and  complete  authorization  and  protection  from liability in respect to any action taken,  omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

(e)   For the  limited  purpose  of  effecting  any action to be  undertaken  by each of the
Indenture  Trustee and the Securities  Administrator,  but not specifically as a duty of the
Indenture  Trustee or the Securities  Administrator in the Indenture,  each of the Indenture
Trustee and the Securities  Administrator  may execute any of the trusts or powers hereunder or perform  any duties  hereunder,  either  directly  or by or  through  agents,  attorneys, custodians  or  nominees  appointed  with due care,  and shall  not be  responsible  for any willful  misconduct or negligence on the part of any agent,  attorney,  custodian or nominee so appointed.

(f)   The  Indenture  Trustee  or  its  Affiliates  are  permitted  to  receive   additional
compensation that could be deemed to be in the Indenture  Trustee's  economic  self-interest
for  (i)  serving  as  investment  adviser,  administrator,   shareholder  servicing  agent,
custodian or sub-custodian with respect to certain of the Permitted Investments,  (ii) using
Affiliates to effect  transactions  in certain  Permitted  Investments  and (iii)  effecting transactions in certain Permitted  Investments.  Such  compensation  shall not be considered an amount that is reimbursable or payable to the Indenture  Trustee (i) pursuant to Sections
5.04(b) or 6.07 hereunder or (ii) out of Available Funds.

(g)   Anything in this  Indenture  to the  contrary  notwithstanding,  in no event shall the
Indenture  Trustee or the  Securities  Administrator  be liable  for  special,  indirect  or consequential  loss or damage of any kind  whatsoever  (including  but not  limited  to lost profits), even if the Indenture Trustee or the Securities Administrator,  respectively,  has been advised of the likelihood of such loss or damage and regardless of the form of action.

(h)   None of the  Securities  Administrator,  the Issuer or the Indenture  Trustee shall be responsible for the acts or omissions of the other, it being  understood that this Indenture shall not be construed to render them partners, joint venturers or agents of one another.

(i)   Neither the Indenture  Trustee nor the Securities  Administrator  shall be required to expend or risk its own funds or otherwise  incur  financial  liability in the performance of any of its duties hereunder,  or in the exercise of any of its rights or powers, if there is reasonable  ground for believing  that the  repayment of such funds or indemnity  reasonably satisfactory to it against such risk or liability is not reasonably  assured to it, and none of the  provisions  contained in this  Indenture  shall in any event  require the  Indenture
Trustee or the Securities  Administrator  to perform,  or be  responsible  for the manner of performance  of, any of the  obligations of the Master Servicer under the Sale and Servicing
Agreement,  except during such time, if any, as the Indenture Trustee shall be the successor to, and be vested with the rights,  duties, powers and privileges of, the Master Servicer in accordance with the terms of the Sale and Servicing Agreement.

(j)   Except for those actions that the Indenture  Trustee or the  Securities  Administrator
are  required  to  take  hereunder,   neither  the  Indenture  Trustee  nor  the  Securities
Administrator  shall have any  obligation or liability to take any action or to refrain from taking any action hereunder in the absence of written direction as provided hereunder.

(k)   Neither the  Indenture  Trustee nor the  Securities  Administrator  shall be under any obligation  to exercise any of the trusts or powers  vested in it by this  Indenture,  other than its obligation to give notices pursuant to this Indenture, or to institute,  conduct or defend any litigation hereunder or in relation hereto at the request,  order or direction of any  of  the  Noteholders  pursuant  to  the  provisions  of  this  Indenture,  unless  such
Noteholders shall have offered to the Indenture Trustee or the Securities Administrator,  as
applicable,  reasonable  security or  indemnity  reasonably  satisfactory  to it against the costs,  expenses  and  liabilities  which  may  be  incurred  therein  or  thereby.  Nothing contained herein shall, however,  relieve the Indenture Trustee of the obligation,  upon the occurrence  of an Event of Default of which a Responsible  Officer of the Indenture  Trustee has actual  knowledge  (which has not been cured or waived),  to exercise such of the rights and powers  vested in it by this  Indenture  and to use the same degree of care and skill in their exercise as a prudent person would exercise under the  circumstances in the conduct of his own affairs.

(l)   Neither the Indenture Trustee nor the Securities  Administrator shall be bound to make any  investigation  into  the  facts  or  matters  stated  in any  resolution,  certificate, statement,  instrument,  opinion, report, notice, request, consent, order, approval, bond or other  paper  or  document,  unless  requested  in  writing  to do so by  Holders  of  Notes representing not less than 25% of the Note Principal  Balance of the Notes and provided that
the  payment  within  a  reasonable  time  to  the  Indenture   Trustee  or  the  Securities
Administrator,  as applicable,  of the costs,  expenses or liabilities likely to be incurred by it in the making of such  investigation  is, in the opinion of the  Indenture  Trustee or the Securities Administrator, as applicable,  reasonably assured to the Indenture Trustee or the Securities Administrator,  as applicable, by the security afforded to it by the terms of
this  Indenture.   The  Indenture  Trustee  or  the  Securities  Administrator  may  require indemnity reasonably  satisfactory to it against such expense or liability as a condition to taking any such action.  The reasonable  expense of every such examination  shall be paid by the Noteholders requesting the investigation.

(m)   Should the Indenture  Trustee or the Securities  Administrator  deem the nature of any action  required  on its  part  to be  unclear,  the  Indenture  Trustee  or the  Securities
Administrator,  respectively,  may  require  prior to such action that it be provided by the
Depositor with reasonable further instructions.

(n)   The right of the  Indenture  Trustee or the  Securities  Administrator  to perform any discretionary  act  enumerated  in this  Indenture  shall not be  construed  as a duty,  and neither the Indenture  Trustee nor the Securities  Administrator  shall be  accountable  for other than its negligence or willful misconduct in the performance of any such act.

(o)   Neither the Indenture  Trustee nor the Securities  Administrator  shall be required to give any bond or surety with  respect to the  execution of the trust  created  hereby or the powers granted hereunder.

(p)   Neither the Indenture Trustee nor the Securities  Administrator shall have any duty to conduct any affirmative  investigation  as to the occurrence of any condition  requiring the repurchase  of any Mortgage  Loan by the Seller  pursuant to this  Indenture or the Mortgage
Loan  Purchase  Agreement,  as  applicable,  or the  eligibility  of any  Mortgage  Loan for purposes of this Indenture.

(q)   The Indenture  Trustee  shall not be deemed to have notice or actual  knowledge of any
Event of Default unless actually known to a Responsible  Officer of the Indenture Trustee or written notice thereof (making  reference to this Indenture or the Notes) is received by the
Indenture Trustee at the Corporate Trust Office.

Section 6.03      Individual Rights of Indenture  Trustee.  (a) The Indenture Trustee in its
individual or any other  capacity may become the owner or pledgee of Notes and may otherwise deal with the  Issuer or its  Affiliates  with the same  rights it would have if it were not
Indenture  Trustee,  subject  to the  requirements  of the  Trust  Indenture  Act.  Any Note
Registrar,  co-registrar or co-paying agent may do the same with like rights.  However,  the
Indenture Trustee must comply with Sections 6.11 and 6.12 hereof.

(b)   The  Securities  Administrator  in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates  with the same  rights  it  would  have  if it  were  not  Securities  Administrator,  subject  to the requirements of the Trust Indenture Act.

Section 6.04      Indenture Trustee's and Securities  Administrator's  Disclaimers.  Neither
the Indenture  Trustee nor the Securities  Administrator  shall be responsible for and makes no representation  as to the validity or adequacy of this Indenture,  the Notes or the other
Basic Documents,  neither shall be accountable for the Issuer's use of the proceeds from the
Notes,  and neither shall be responsible for any statement of the Issuer in the Indenture or in any document  issued in connection with the sale of the Notes or in the Notes other than, with  respect  to  the  Securities  Administrator  only,  the  Securities  Administrator  's certificate of authentication.

Section 6.05      Notice  of Event of  Default.  Subject  to  Section  5.01,  the  Indenture
Trustee  shall  promptly  mail to each  Noteholder  notice of the Event of  Default  after a
Responsible  Officer of the Indenture  Trustee obtains actual knowledge or written notice of such  event,  unless such Event of Default  shall have been  waived or cured.  Except in the case of an Event of  Default  in  payment  of  principal  of or  interest  on any Note,  the
Indenture  Trustee may withhold the notice if and so long as a committee of its  Responsible
Officers  in good  faith  determines  that  withholding  the notice is in the  interests  of
Noteholders.

Section 6.06      Reports  by  Indenture  Trustee  to Holders  and Tax  Administration.  The
Securities  Administrator  shall  deliver  to each  Noteholder  such  information  as may be required and such other customary information as the Securities  Administrator may determine and/or to be required by the Internal  Revenue Service or by a federal or state law or rules or regulations to enable such holder to prepare its federal and state income tax returns.

      The  Securities  Administrator  shall  prepare and file (or cause to be  prepared  and filed),  on behalf of the Owner Trustee,  all tax returns (if any) and information  reports, tax  elections  and  such  annual  or other  reports  of the  Issuer  as are  necessary  for preparation of tax returns and information  reports as provided in Section 5.03 of the Trust
Agreement,  including without limitation Form 1099. All tax returns and information  reports shall be signed by the Owner Trustee as provided in Section 5.03 of the Trust Agreement.

Section 6.07      Compensation.  The  fees of the  Indenture  Trustee  shall  be paid by the
Securities  Administrator pursuant to a separate agreement between the Indenture Trustee and
Securities   Administrator.   In  addition,   the  Indenture   Trustee  and  the  Securities
Administrator  will each be entitled to recover from the Payment Account pursuant to Section
4.05(a)  of  the  Sale  and  Servicing  Agreement  all  reasonable  out-of-pocket  expenses, disbursements  and  advances and the expenses of the  Indenture  Trustee and the  Securities
Administrator,  respectively,  in connection  with any breach of this Agreement or any claim or legal action  (including  any pending or  threatened  claim or legal action) or otherwise incurred or made by the Indenture Trustee or the Securities Administrator,  respectively, in the administration of the trusts hereunder (including the reasonable compensation,  expenses and  disbursements  of its counsel) except any such expense,  disbursement or advance as may arise from its own negligence or intentional  misconduct or which is the  responsibility  of the Noteholders as provided herein.  Such  compensation and  reimbursement  obligation shall not be  limited by any  provision  of law in regard to the  compensation  of a trustee of an
express   trust.   Additionally,   each  of  the  Indenture   Trustee  and  the   Securities
Administrator and any director,  officer,  employee or agent of the Indenture Trustee or the
Securities  Administrator  shall be indemnified  by the Trust and held harmless  against any loss, liability or expense (including  reasonable  attorney's fees and expenses) incurred in the  administration  of this  Agreement  (other  than its  ordinary  out of pocket  expenses incurred  hereunder)  or in  connection  with any claim or legal action  relating to (a) the
Basic  Agreements or (b) the Notes,  other than any loss,  liability or expense  incurred by reason of its own negligence or intentional  misconduct,  or which is the  responsibility of the  Noteholders  as provided  herein.  Such  indemnity and agreement to hold harmless shall survive the  termination  of this  Agreement or the  resignation or removal of the Indenture
Trustee and the Securities Administrator, as applicable, hereunder.

      The  Issuer's   payment   obligations   to  the  Indenture   Trustee  and   Securities
Administrator  pursuant to this Section 6.07 shall survive the  discharge of this  Indenture and the  termination or resignation  of the Indenture  Trustee or Securities  Administrator.
When the  Indenture  Trustee  or the  Securities  Administrator  incurs  expenses  after the occurrence  of an Event of Default with respect to the Issuer,  the expenses are intended to constitute expenses of administration  under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

Section 6.08      Replacement  of Indenture  Trustee and the  Securities  Administrator.  No
resignation  or removal of the  Indenture  Trustee or the  Securities  Administrator  and no
appointment of a successor  Indenture Trustee or successor  Securities  Administrator  shall become effective until the acceptance of appointment by the successor  Indenture  Trustee or successor Securities  Administrator  pursuant to this Section 6.08. The Indenture Trustee or the Securities  Administrator may resign at any time by so notifying the Issuer.  Holders of a  majority  of Note  Principal  Balances  of the Notes may remove  either of the  Indenture
Trustee  or the  Securities  Administrator  by so  notifying  the  Indenture  Trustee or the
Securities  Administrator  and may  appoint  a  successor  Indenture  Trustee  or  successor
Securities  Administrator.  The Issuer shall remove the Indenture  Trustee or the Securities
Administrator, as applicable, if:

(i)   the Indenture  Trustee or the  Securities  Administrator  fails to comply with Section
      6.11 hereof;

(ii)  the  Indenture  Trustee or the  Securities  Administrator  is  adjudged a bankrupt  or insolvent;

(iii) a receiver  or other  public  officer  takes  charge of the  Indenture  Trustee or the
      Securities Administrator or its property; or

(iv)  the Indenture Trustee or the Securities  Administrator  otherwise becomes incapable of acting.

      If the Indenture Trustee or the Securities  Administrator  resigns or is removed or if a vacancy exists in the office of the Indenture Trustee or the Securities  Administrator for
any reason  (the  Indenture  Trustee or the  Securities  Administrator  in such event  being
referred  to  herein  as  the  retiring   Indenture  Trustee  or  the  retiring   Securities
Administrator),  the  Issuer  shall  promptly  appoint  a  successor  Indenture  Trustee  or successor Securities Administrator.

      Each of a successor  Indenture  Trustee or successor  Securities  Administrator  shall deliver a written  acceptance of its  appointment to the retiring  Indenture  Trustee or the retiring  Securities  Administrator,  as  applicable,  and to  the  Issuer.  Thereupon,  the resignation  or  removal  of the  retiring  Indenture  Trustee  or the  retiring  Securities
Administrator  shall become  effective,  and the  successor  Indenture  Trustee or successor
Securities  Administrator  shall have all the  rights,  powers  and duties of the  Indenture
Trustee  or  the  Securities  Administrator,   as  applicable,  under  this  Indenture.  The
successor Indenture Trustee or successor  Securities  Administrator shall each mail a notice
of  its  succession  to  Noteholders.   The  retiring  Indenture  Trustee  or  the  retiring
Securities  Administrator  shall  promptly  transfer  all  property  held by it as Indenture
Trustee or Securities  Administrator,  as applicable,  to the successor Indenture Trustee or successor Securities Administrator.

      If a successor Indenture Trustee or successor  Securities  Administrator does not take office  within 60 days  after the  retiring  Indenture  Trustee or the  retiring  Securities
Administrator,  as applicable,  resigns or is removed, the retiring Indenture Trustee or the retiring  Securities  Administrator,  the  Issuer  or the  Holders  of a  majority  of  Note
Principal  Balances of the Notes may petition any court of  competent  jurisdiction  for the appointment of a successor Indenture Trustee or successor Securities Administrator.

      Notwithstanding   the   replacement  of  the  Indenture   Trustee  or  the  Securities
Administrator  pursuant to this Section,  the Issuer's  obligations under Section 6.07 shall continue  for the  benefit of the  retiring  Indenture  Trustee or the  retiring  Securities
Administrator.

Section 6.09      Successor  Indenture  Trustee and Securities  Administrator by Merger.  If
the Indenture Trustee or the Securities Administrator  consolidates with, merges or converts into, or transfers all or  substantially  all of its corporate  trust business or assets to,
another  corporation  or  banking  association,  the  resulting,   surviving  or  transferee
corporation,  without any further act, shall be the successor Indenture Trustee or successor
Securities  Administrator,  as  applicable;  provided,  that  such  corporation  or  banking association  shall be otherwise  qualified  and  eligible  under  Section  6.11 hereof.  The
Indenture  Trustee and the Securities  Administrator  shall each provide the Rating Agencies with prior written notice of any such transaction.

      If at the time such successor or successors by merger,  conversion or consolidation to the Indenture  Trustee shall succeed to the trusts  created by this Indenture and any of the
Notes shall have been  authenticated but not delivered,  any such successor to the Indenture
Trustee may adopt the certificate of authentication  of any predecessor  trustee and deliver such  Notes so  authenticated;  and if at that  time any of the  Notes  shall  not have been authenticated,  any successor to the Indenture Trustee may authenticate such Notes either in the name of any  predecessor  hereunder  or in the name of the  successor  to the  Indenture
Trustee;  and in all such cases such  certificates  shall have the full force which it is in the Notes or in this Indenture  provided that the certificate of the Indenture Trustee shall have.

Section 6.10      Appointment of Co-Indenture  Trustee or Separate  Indenture  Trustee.  (a)
Notwithstanding  any other  provisions of this  Indenture,  at any time,  for the purpose of meeting any legal  requirement of any jurisdiction in which any part of the Trust Estate may at the time be  located,  the  Indenture  Trustee  shall have the power and may  execute and deliver  all  instruments  to  appoint  one  or  more  Persons  to act  as a  co-trustee  or co-trustees,  or  separate  trustee or  separate  trustees,  of all or any part of the Trust
Estate,  and to vest in such Person or Persons,  in such capacity and for the benefit of the
Noteholders,  such title to the Trust Estate, or any part hereof,  and, subject to the other provisions  of this  Section,  such powers,  duties,  obligations,  rights and trusts as the
Indenture  Trustee may consider  necessary or desirable.  No co-trustee or separate  trustee hereunder  shall be required to meet the terms of eligibility  as a successor  trustee under
Section 6.11 hereof.

(b)   Every  separate  trustee and  co-trustee  shall,  to the extent  permitted  by law, be appointed and act subject to the following provisions and conditions:

(i)   all rights,  powers,  duties and  obligations  conferred or imposed upon the Indenture
      Trustee  shall  be  conferred  or  imposed  upon and  exercised  or  performed  by the
      Indenture  Trustee  and  such  separate  trustee  or  co-trustee   jointly  (it  being
      understood  that  such  separate  trustee  or  co-trustee  is  not  authorized  to act separately  without the Indenture  Trustee joining in such act),  except to the extent that under any law of any  jurisdiction  in which any particular act or acts are to be performed the Indenture  Trustee shall be  incompetent  or unqualified to perform such act or acts, in which event such rights,  powers,  duties and  obligations  (including the  holding  of  title  to the  Trust  Estate  or any  portion  thereof  in any  such jurisdiction)  shall be exercised  and performed  singly by such  separate  trustee or co-trustee, but solely at the direction of the Indenture Trustee;

(ii)  no trustee  hereunder  shall be personally  liable by reason of any act or omission of any other trustee hereunder; and

(iii) the  Indenture  Trustee  may at any time  accept  the  resignation  of or  remove  any separate trustee or co-trustee.

(c)   Any notice,  request or other writing  given to the Indenture  Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees,  as effectively as if given to each of them.  Every  instrument  appointing any separate  trustee or co-trustee shall refer to this Indenture and the  conditions of this Article VI. Each separate  trustee and  co-trustee,  upon its  acceptance  of the trusts  conferred,  shall be vested  with the estates or property  specified in its  instrument of  appointment,  either  jointly with the
Indenture Trustee or separately,  as may be provided therein,  subject to all the provisions of this Indenture,  specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording  protection to, the Indenture  Trustee.
Every such instrument shall be filed with the Indenture Trustee.

(d)   Any separate  trustee or co-trustee may at any time constitute the Indenture  Trustee, its agent or  attorney-in-fact  with full power and authority,  to the extent not prohibited by law, to do any lawful act under or in respect of this  Indenture on its behalf and in its name. If any separate trustee or co-trustee  shall die, become  incapable of acting,  resign or be removed,  all of its estates,  properties,  rights,  remedies and trusts shall vest in and be exercised  by the  Indenture  Trustee,  to the extent  permitted by law,  without the appointment of a new or successor trustee.

Section 6.11      Eligibility;  Disqualification.  The Indenture  Trustee shall at all times satisfy  the  requirements  of TIA §  310(a).  The  Indenture  Trustee  and  the  Securities
Administrator  shall each have a combined capital and surplus of at least $50,000,000 as set forth in its most recent  published  annual  report of condition  and it or its parent shall have a  long-term  debt  rating of Baa3 or better by Moody's and BBB or better by Standard &
Poor's.  The  Indenture  Trustee  shall  comply with TIA § 310(b),  including  the  optional provision  permitted by the second  sentence of TIA §  310(b)(9);  provided,  however,  that there shall be excluded  from the  operation of TIA § 310(b)(1)  any indenture or indentures under which other  securities of the Issuer are  outstanding  if the  requirements  for such exclusion set forth in TIA § 310(b)(1) are met.

Section 6.12      Preferential  Collection of Claims Against Issuer.  The Indenture  Trustee
shall  comply  with TIA §  311(a),  excluding  any  creditor  relationship  listed  in TIA §
311(b).  An Indenture  Trustee who has  resigned or been  removed  shall be subject to TIA §
311(a) to the extent indicated.

Section 6.13      Representations  and Warranties.  The Indenture  Trustee hereby represents that:

(i)   The Indenture  Trustee is duly  organized and validly  existing as a national  banking association  in good  standing  under the laws of the  United  States  with  power and authority to own its  properties  and to conduct its business as such  properties  are currently owned and such business is presently conducted;

(ii)  The  Indenture  Trustee  has the power and  authority  to  execute  and  deliver  this
      Indenture and to carry out its terms;  and the execution,  delivery and performance of this  Indenture  have been duly  authorized by the Indenture  Trustee by all necessary corporate action;

(iii) The  consummation  of  the  transactions   contemplated  by  this  Indenture  and  the
      fulfillment of the terms hereof do not conflict  with,  result in any breach of any of the terms and provisions  of, or constitute  (with or without notice or lapse of time)
      a default under,  the articles of  association  or bylaws of the Indenture  Trustee or any material  agreement or other instrument to which the Indenture  Trustee is a party or by which it is bound  which  would  adversely  affect  its  performance  under this
      Indenture; and

(iv)  There are no  proceedings  or  investigations  pending or to, the Indenture  Trustee's knowledge,  threatened  before any court,  regulatory body,  administrative  agency or other  governmental  instrumentality  having  jurisdiction over the Indenture Trustee:
      (A)  asserting  the   invalidity  of  this   Indenture  (B)  seeking  to  prevent  the
      consummation of any of the transactions  contemplated by this Indenture or (C) seeking
      any   determination   or  ruling  that  might  materially  and  adversely  affect  the performance  by the Indenture  Trustee of its  obligations  under,  or the validity or enforceability of, this Indenture.

Section 6.14      Directions to Indenture Trustee and the Securities Administrator.

(a)   The  Indenture  Trustee is hereby  directed  (i) to accept the pledge of the  Mortgage
Loans  and hold the  assets of the Trust  Estate in trust for the  Noteholders,  and (ii) to take all other  actions as shall be required to be taken by it pursuant to the terms of this
Indenture and the Sale and Servicing Agreement.

(b)   The Securities  Administrator  is hereby directed (i) to authenticate  and deliver the
Notes  substantially  in the form  prescribed  by Exhibits A-1 and A-2 to this  Indenture in accordance with the terms of this Indenture,  and (ii) to take all other actions as shall be required  to be  taken  by the  Securities  Administrator  pursuant  to the  terms  of  this
Indenture and the Sale and Servicing Agreement.

Section 6.15      The Agents.  The provisions of this Indenture  relating to the limitations of the Indenture  Trustee's  liability and to its rights and protections shall inure also to the Paying Agent, Note Registrar and Certificate Registrar.

Section 6.16      Other Basic  Documents.  The Indenture  Trustee is hereby  authorized  and directed  to execute  and  deliver  the Sale and  Servicing  Agreement  and any other  Basic
Documents  (other than this  Indenture)  naming it as a party.  The Indenture  Trustee shall not be  responsible  for the  sufficiency  of the  terms of any of the Basic  Documents.  In entering into and acting under the other Basic  Documents,  the  Indenture  Trustee shall be entitled to all of the rights,  immunities,  indemnities and other  protections set forth in this Article VI.

                                        ARTICLE VII
                               Noteholders' Lists and Reports

Section 7.01      Issuer  To  Furnish  Securities  Administrator  Names  and  Addresses  of
Noteholders.   The  Issuer  will  furnish  or  cause  to  be  furnished  to  the  Securities
Administrator  (a) not more than five days after each Record Date,  a list,  in such form as the  Securities  Administrator  may  reasonably  require,  of the names and addresses of the
Holders  of  Notes  as of such  Record  Date,  (b) at such  other  times  as the  Securities
Administrator  may  request in  writing,  within 30 days after  receipt by the Issuer of any such  request,  a list of similar  form and content as of a date not more than 10 days prior to the time  such  list is  furnished;  provided,  however,  that so long as the  Securities
Administrator  is the Note Registrar,  no such list shall be required to be furnished to the
Securities Administrator.

Section 7.02      Preservation  of  Information;  Communications  to  Noteholders.  (a)  The
Securities  Administrator shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes  contained in the most recent list furnished to the  Securities  Administrator  as  provided  in  Section  7.01  hereof and the names and addresses of Holders of Notes  received by the Securities  Administrator  in its capacity as
Note  Registrar.  The  Securities  Administrator  may  destroy any list  furnished  to it as provided in such Section 7.01 upon receipt of a new list so furnished.

(b)   Noteholders  may  communicate  pursuant  to TIA § 312(b) with other  Noteholders  with respect to their rights under this Indenture or under the Notes.

(c)   The Issuer,  the Indenture Trustee and the Note Registrar shall have the protection of
TIA § 312(c).

Section 7.03      Statements  to  Noteholders.  (a) With respect to each Payment  Date,  the
Securities    Administrator   shall   make   available   to   each   Noteholder   and   each
Certificateholder,  the Depositor, the Owner Trustee, the Indenture Trustee, the Certificate
Paying Agent and each Rating Agency, a statement setting forth the following  information as to the Notes, to the extent applicable:

(i)   the Note Principal  Balance of each Class of Notes  immediately  prior to such Payment
      Date;

(ii)  the  Available  Funds  and  Net  Monthly  Excess  Cashflow  payable  to each  Class of
      Noteholders for such Payment Date, and the Basis Risk Shortfall  Carry-Forward  Amount
      on each Class of Notes for such Payment Date;

(iii) the  amount of such  distribution  to each  Class of Notes  applied to reduce the Note
      Principal Balance thereof;

(iv)  the  amount of such  distribution  to  Holders  of each  Class of Notes  allocable  to interest and the aggregate  amount of Accrued Note Interest with respect to each Class during the related Accrual Period;

(v)   the Note Rates for each Class of Notes with respect to such Payment  Date;

(vi)  the Note Principal Balance of each Class of Notes immediately after such Payment Date;

(vii) the amount for distribution to the Certificates;

(viii)      the number and the aggregate  Scheduled  Principal Balance of the Mortgage Loans
      as of the end of the related Due Period;

(ix)  the  amount  of  Scheduled  Principal  and  Principal   Prepayments,   (including  but
      separately  identifying  the  principal  amount of  Principal  Prepayments,  Insurance
      Proceeds,  the purchase price in connection with the purchase of Mortgage Loans,  cash deposits in connection  with  substitutions  of Mortgage Loans and Excess  Liquidation
      Proceeds)  and the number  and  principal  balance  of  Mortgage  Loans  purchased  or substituted for during the relevant period and cumulatively  since the Cut-off Date in the aggregate;

(x)   the aggregate  Note Principal  Balance of each Class of Notes,  after giving effect to the amounts  distributed on such Payment Date,  separately  identifying  any reduction thereof due to  Realized  Losses  other than  pursuant  to an actual  distribution  of principal and the aggregate  Note  Principal  Balance of the Notes after giving effect to the distribution of principal on such Payment Date;

(xi)  information  regarding  any Mortgage Loan  delinquencies  as of the end of the related
      Prepayment Period,  including the aggregate number and aggregate Outstanding Principal
      Balance of Mortgage  Loans (a)  delinquent 30 to 59 days on a contractual  basis,  (b)
      delinquent 60 to 89 days on a contractual  basis,  and (c)  delinquent 90 or more days on a contractual  basis, in each case as of the close of business on the last Business
      Day of the immediately preceding month;

(xii) the  Overcollateralization  Increase Amount,  Overcollateralization  Target Amount and
      Overcollateralized Amount, if any, in each case as of the related Payment Date;

(xiii)      the  amount  of  any  Monthly  Advances,   Compensating  Interest  Payments  and
      outstanding unreimbursed advances by the Master Servicer or Servicer;

(xiv) the aggregate  Realized Losses with respect to the related Payment Date and cumulative
      Realized Losses since the Closing Date;

(xv)  with respect to each Mortgage  Loan which  incurred a Realized Loss during the related
      Prepayment Period, (i) the loan number,  (ii) the Scheduled  Principal Balance of such
      Mortgage Loan as of the Cut-off Date,  (ii) the  Scheduled  Principal  Balance of such
      Mortgage  Loan as of the  beginning  of the  related  Due  Period,  (iii)  the  Excess
      Liquidation  Proceeds  with respect to such  Mortgage  Loan and (iv) the amount of the
      Realized Loss with respect to such Mortgage Loan;

(xvi) the number and aggregate  Scheduled Principal Balance of Mortgage Loans repurchased by the Seller  pursuant to the Mortgage Loan Purchase  Agreement for the related  Payment
      Date and cumulatively since the Closing Date;

(xvii)      the number and aggregate  Outstanding Principal Balance of all Mortgage Loans as
      to which the  Mortgaged  Property  was REO  Property  as of the end of the related Due
      Period;

(xviii)     the  book  value  (the  sum of (A)  the  Outstanding  Principal  Balance  of the
      Mortgage  Loan,  (B)  accrued  interest  through  the  date  of  foreclosure  and  (C)
      foreclosure  expenses)  of any REO  Property;  provided  that,  in the event that such information  is not  available to the  Securities  Administrator  on the Payment Date,
      such information shall be furnished promptly after it becomes available;

(xix) the Average Loss Severity Percentage;

(xx)  the number of Mortgage Loans in the  foreclosure  process as of the end of the related
      Due Period and the aggregate Outstanding Principal Balance of such Mortgage Loans;

(xxi) the amount of any  Interest  Shortfalls  less any  Compensating  Interest  paid by the
      Servicer or Master Servicer to cover Interest Shortfalls for such Payment Date;

(xxii)      the aggregate  Scheduled  Principal  Balance of Mortgage Loans  purchased by the
      Servicer pursuant to Section 3.21 of the Sale and Servicing  Agreement for the related
      Payment Date and cumulatively since the Closing Date;

(xxiii)     the aggregate  Scheduled  Principal Balance of defaulted  Mortgage Loans sold by the Servicer pursuant to Section 3.13 of the Sale and Servicing  Agreement or Sections
      4.03,  4.17 and 4.18 of the  MortgageIT  Servicing  Agreement for the related  Payment
      Date and cumulatively since the Closing; and

(xxiv)      the amount,  if any,  required to be paid under either of the Yield  Maintenance
      Agreements for such Payment Date.

      In addition,  by January 31 of each calendar year  following any year during which the
Notes  are  outstanding,  the  Securities  Administrator  shall  furnish  a  report  to each
Noteholder  of record if so requested in writing at any time during each calendar year as to the aggregate of amounts  reported  pursuant to (iii) and (iv) with respect to the Notes for such calendar year.

      The Securities  Administrator may conclusively  rely upon the information  provided by the Master Servicer pursuant to Section 3.01 of the Sale and Servicing  Agreement and by the
Yield  Maintenance  Provider under the Yield  Maintenance  Agreements in its  preparation of monthly  statements to Noteholders.  In addition,  the Securities  Administrator  shall make available statements to  Certificateholders  on each Payment Date in accordance with Section
5.04 of the Trust Agreement.

      The Securities  Administrator  may make available each month, to any interested party, the monthly  statement to Noteholders via the Securities  Administrator's  website initially located at  "www.ctslink.com."  Assistance  in using the  website can be obtained by calling the Securities  Administrator's  customer  service desk at (301) 815-6600.  Parties that are unable to use the above  distribution  option are  entitled  to have a paper copy  mailed to them via first class mail by calling the Securities  Administrator's  customer  service desk and indicating  such. The  Securities  Administrator  shall have the right to change the way such reports are distributed in order to make such  distribution more convenient and/or more accessible  to the  parties,  and the  Securities  Administrator  shall  provide  timely and adequate notification to all parties regarding any such change.

                                        ARTICLE VIII
                            Accounts, Disbursements and Releases

Section 8.01      Collection of Money.  Except as otherwise  expressly  provided herein, the
Securities  Administrator  may demand payment or delivery of, and shall receive and collect, directly and without  intervention or assistance of any fiscal agent or other  intermediary, all money and other  property  payable  to or  receivable  by the  Securities  Administrator pursuant  to this  Indenture.  The  Securities  Administrator  shall  apply  all such  money received by it as provided in this  Indenture.  Except as  otherwise  expressly  provided in this Indenture,  if any default occurs in the making of any payment or performance under any agreement or  instrument  that is part of the Trust Estate,  the Indenture  Trustee may take such action as may be  appropriate  to enforce such payment or  performance,  including  the institution  and  prosecution of appropriate  Proceedings.  Any such action shall be without prejudice to any right to claim a Default or Event of Default  under this  Indenture and any right to proceed thereafter as provided in Article V.

Section 8.02      Reserved.

Section 8.03      Officer's  Certificate.  The  Indenture  Trustee  shall  receive  at least seven  Business  Days' notice when  requested  by the Issuer to take any action  pursuant to
Section  8.05(a) hereof,  accompanied by copies of any  instruments to be executed,  and the
Indenture  Trustee shall,  except in the case of a repurchase of a Mortgage Loan pursuant to
Sections 2.02 or 3.21 of the Sale and Servicing  Agreement,  also require, as a condition to such action, an Officer's  Certificate,  in form and substance satisfactory to the Indenture
Trustee,  stating  the legal  effect of any such  action,  outlining  the steps  required to complete  the same,  and  concluding  that all  conditions  precedent  to the taking of such action have been complied with.

Section 8.04      Termination  Upon  Distribution  to  Noteholders.  This  Indenture and the
respective obligations and responsibilities of the Issuer, the Securities  Administrator and
the Indenture  Trustee created hereby shall terminate upon the  distribution to Noteholders,
the  Certificate  Paying  Agent  on  behalf  of  the   Certificateholders,   the  Securities
Administrator and the Indenture  Trustee of all amounts required to be distributed  pursuant to Article III; provided,  however, that in no event shall the trust created hereby continue beyond the  expiration  of 21 years from the death of the  survivor  of the  descendants  of
Joseph P.  Kennedy,  the late  ambassador  of the United  States to the Court of St.  James,
living on the date hereof.

Section 8.05      Release  of  Trust  Estate.  (a)  Subject  to the  payment  of  its  fees, expenses and indemnities,  the Indenture Trustee may, and when required by the provisions of this Indenture shall,  execute  instruments  prepared by the Issuer to release property from the lien of this  Indenture,  or convey the Indenture  Trustee's  interest in the same, in a manner  and  under  circumstances  that are not  inconsistent  with the  provisions  of this
Indenture,  including  for the purposes of any  repurchase  by the Seller of a Mortgage Loan pursuant  to Section  2.02 of the Sale and  Servicing  Agreement  or any  repurchase  by the
Servicer of a Mortgage Loan  pursuant to Section 3.21 of the Sale and  Servicing  Agreement;
provided,  however,  any such conveyance shall be without recourse to the Indenture  Trustee and  without any  obligation  on its part to make any  representations  or  warranties  with respect to such  property  released from the lien of this  Indenture.  No party relying upon an instrument  executed by the Indenture Trustee as provided in Article VIII hereunder shall be bound to ascertain the Indenture  Trustee's  authority,  inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

(b)   The  Indenture  Trustee  shall,  at such time as (i) it is notified by the  Securities
Administrator  that there are no Notes  Outstanding  and (ii) all sums due to the  Indenture
Trustee  pursuant to this  Indenture  have been paid,  release any remaining  portion of the
Trust Estate that secured the Notes from the lien of this Indenture.

(c)   The Indenture Trustee shall release property from the lien of this Indenture  pursuant to this Section 8.05 only upon  receipt of a request  from the Issuer  which,  except in the case of a repurchase  of a Mortgage  Loan  pursuant to Sections 2.02 or 3.21 of the Sale and
Servicing  Agreement,  shall also be accompanied by an Officers'  Certificate and an Opinion of Counsel stating that all applicable  requirements have been satisfied and upon receipt of such certificates required under Section 10.01(b).

Section 8.06      Surrender of Notes Upon Final  Payment.  By  acceptance  of any Note,  the
Holder  thereof  agrees to surrender  such Note to the  Securities  Administrator  promptly, prior to such Noteholder's receipt of the final payment thereon.

Section 8.07      Optional  Redemption  of the Notes.  (a) The  Holder of the  Certificates,
or, if there is no single Holder,  the Majority  Certificateholder  shall have the option to redeem the Notes in whole,  but not in part,  on any  Payment  Date on or after the  Payment
Date on which the aggregate  Scheduled Principal Balance of the Mortgage Loans as of the end
of the prior Due Period is less than or equal to 20% of the  aggregate  Scheduled  Principal
Balance of the Mortgage  Loans as of the Cut-off Date.  The aggregate  redemption  price for the Notes will be equal to the unpaid Note Principal  Balance of the Notes as of the Payment
Date on which the proposed  redemption  will take place in  accordance  with the  foregoing, together  with accrued and unpaid  interest  thereon at the  applicable  Note  Interest Rate through such Payment Date (including any Basis Risk Shortfall  Carry-Forward  Amounts), plus an amount sufficient to pay in full all amounts owing to the Indenture  Trustee,  the Master
Servicer and the  Securities  Administrator  pursuant to any Basic  Document  (which amounts shall be  specified  by such  Person in  writing  upon  request  of the  Issuer,  the Master
Servicer and the Securities Administrator, as applicable).

(b)   In order to exercise the  foregoing  option,  the Holder of the  Certificates,  or the
Majority Certificateholder,  as applicable,  shall provide written notice of its exercise of such option to the Indenture Trustee,  the Securities  Administrator,  the Owner Trustee and
the  Master  Servicer  at least 15 days  prior to its  exercise.  Following  receipt  of the notice,  the Securities  Administrator  shall provide notice to the Noteholders of the final payment  on the  Notes.  In  addition,  the  Holder  of the  Certificates,  or the  Majority
Certificateholder,  as  applicable  shall,  not less  than  one  Business  Day  prior to the proposed  Payment  Date on which  such  redemption  is to be  made,  deposit  the  aggregate redemption  price  specified  in (a)  above  with the  Securities  Administrator,  who shall deposit the aggregate  redemption  price into the Payment  Account and shall, on the Payment
Date after  receipt of the funds,  apply such funds to make final  payments of principal and interest  on the Notes in  accordance  with  Section  3.05 hereof and payment in full to the
Securities  Administrator  and the Master  Servicer,  and this Indenture shall be discharged subject to the  provisions  of Section 4.10 hereof.  If for any reason the amount  deposited by the Holder of the Certificates,  or the Majority Certificateholder,  as applicable is not sufficient to make such  redemption or such  redemption  cannot be completed for any reason,
the  amount  so   deposited   by  the   Holder  of  the   Certificates,   or  the   Majority
Certificateholder,  as applicable  with the  Securities  Administrator  shall be immediately returned  to  the  Holder  of  the  Certificates,  or  the  Majority  Certificateholder,  as
applicable  in full and shall not be used for any other  purpose  or be deemed to be part of the Trust Estate.

Section 8.08      Yield Maintenance Agreements.  (a)  In  the  event  that  the   Securities
Administrator  does not receive by the  Business  Day  preceding  a Payment  Date the amount reported  to the  Securities  Administrator  as the  amount to be paid with  respect to such
Payment  Date  by the  Yield  Maintenance  Provider  under  each  of the  Yield  Maintenance
Agreements,  the  Securities  Administrator  shall  notify  the  Indenture  Trustee  and the
Indenture Trustee shall enforce the obligation of the Yield Maintenance  Provider under such
Yield  Maintenance  Agreement.  The parties hereto  acknowledge  that the Yield  Maintenance
Provider shall make all  calculations,  and determine the amounts to be paid,  under each of the Yield  Maintenance  Agreements.  The Securities  Administrator  may conclusively rely on such  calculations  and  determination  and  any  notice  received  by  it  from  the  Yield
Maintenance  Provider  pursuant to the Yield Maintenance  Agreements.  The Indenture Trustee
may conclusively rely on information provided to it by the Securities Administrator.

(b)   The  Securities  Administrator  shall  deposit  or cause to be  deposited  any  amount received under either Yield Maintenance  Agreement into the Payment Account on the date such amount is received from the Yield Maintenance Provider (including  termination  payments, if any). All payments received under the Yield  Maintenance  Agreements shall be distributed as part of Available Funds.

                                        ARTICLE IX
                                  Supplemental Indentures

Section 9.01      Supplemental  Indentures  Without Consent of Noteholders.  (a) Without the
consent of the Holders of any Notes but with prior notice to the Rating Agency,  the Issuer, the  Securities  Administrator  and the  Indenture  Trustee,  when  authorized  by an Issuer
Request in the case of the Securities  Administrator and the Indenture Trustee,  at any time and from time to time,  may enter into one or more  indentures  supplemental  hereto  (which shall  conform  to the  provisions  of the TIA as in  force  at the  date  of the  execution thereof),  in form satisfactory to the Indenture  Trustee and the Securities  Administrator,
for any of the following purposes:

(i)   to correct or amplify the  description of any property at any time subject to the lien of this Indenture,  or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture,  or to subject to the lien of this Indenture additional property;

(ii)  to evidence the succession,  in compliance with the applicable  provisions  hereof, of another  person  to the  Issuer,  and the  assumption  by any  such  successor  of the covenants of the Issuer herein and in the Notes contained;

(iii) to add to the  covenants  of the Issuer,  for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

(iv)  to convey, transfer,  assign, mortgage or pledge any property to or with the Indenture
      Trustee;

(v)   to cure any  ambiguity,  to  correct  or  supplement  any  provision  herein or in any supplemental  indenture that may be inconsistent with any other provision herein or in any supplemental indenture;

(vi)  to make any other  provisions with respect to matters or questions  arising under this
      Indenture  or in any  supplemental  indenture;  provided,  that such action  shall not materially and adversely affect the interests of the Holders of the Notes;

(vii) to  evidence  and  provide  for  the  acceptance  of the  appointment  hereunder  by a successor  trustee  with  respect  to the  Notes  and to add to or  change  any of the provisions of this  Indenture as shall be necessary to facilitate  the  administration of the trusts  hereunder by more than one  trustee,  pursuant to the  requirements  of
      Article VI hereof; or

(viii)      to modify,  eliminate or add to the  provisions of this Indenture to such extent as shall be necessary to effect the  qualification  of this Indenture under the TIA or under any similar federal statute  hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

provided,  however,  that no such  indenture  supplements  shall be entered  into unless the
Indenture  Trustee  and the  Securities  Administrator  shall  have  received  an Opinion of
Counsel not at the expense of the Indenture  Trustee or the Securities  Administrator  as to
the  enforceability  of any such indenture  supplement  against the Issuer and to the effect that (i) such  indenture  supplement  is  authorized  or  permitted  hereunder  and will not materially  and  adversely  affect  the  Holders  of the Notes and (ii)  entering  into such indenture  supplement  will not result in a  "significant  modification"  of the Notes under
Treasury  Regulation  Section  1.1001-3  or  adversely  affect  the  status  of the Notes as indebtedness for federal income tax purposes.

      The Indenture  Trustee and the Securities  Administrator are hereby authorized to join in the  execution of any such  supplemental  indenture  and to make any further  appropriate agreements and stipulations that may be therein contained.

(b)   The Issuer, the Securities  Administrator and the Indenture  Trustee,  when authorized by an Issuer Request in the case of the Securities  Administrator  and the Indenture Trustee
and the Indenture Trustee,  may, also without the consent of any of the Holders of the Notes and prior notice to the Rating  Agency,  enter into an indenture or indentures  supplemental hereto  for the  purpose  of  adding  any  provisions  to,  or  changing  in any  manner  or eliminating  any of the  provisions  of, this  Indenture  or of  modifying in any manner the rights of the  Holders  of the Notes  under this  Indenture;  provided,  however,  that such action as  evidenced  by an Opinion of  Counsel,  (i) is  authorized  or  permitted  by this
Indenture,  and shall not (ii) adversely affect in any material respect the interests of any
Noteholder  and (iii) will not cause the  Issuer to be  subject  to an entity  level tax for federal income tax purposes.

Section 9.02      Supplemental  Indentures  With  Consent of  Noteholders.  The Issuer,  the
Securities  Administrator and the Indenture Trustee, when authorized by an Issuer Request in the case of the Securities  Administrator  and the Indenture  Trustee,  also may, with prior notice  to the  Rating  Agency  and,  with the  consent  of the  Holders  of not less than a majority of the Note Principal Balance of each Class of Notes affected  thereby,  by Act (as defined in Section 10.03  hereof) of such Holders  delivered to the Issuer,  the  Securities
Administrator and the Indenture Trustee, enter into an indenture or indentures  supplemental hereto  for the  purpose  of  adding  any  provisions  to,  or  changing  in any  manner  or eliminating  any of the  provisions  of, this  Indenture  or of  modifying in any manner the rights of the Holders of the Notes under this  Indenture;  provided,  however,  that no such supplemental  indenture  shall,  without  the  consent of the  Holder of each Note  affected thereby:

(i)   change the date of payment of any  installment  of  principal  of or  interest  on any
      Note, or reduce the principal amount thereof or the interest rate thereon,  change the provisions of this Indenture  relating to the  application  of collections  on, or the proceeds of the sale of, the Trust  Estate to payment of  principal  of or interest on the Notes,  or change any place of payment  where,  or the coin or  currency in which, any Note or the interest  thereon is payable,  or impair the right to  institute  suit for the  enforcement of the provisions of this Indenture  requiring the application of funds available therefor,  as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

(ii)  reduce the percentage of the Note Principal  Balances of the Notes, the consent of the
      Holders of which is required for any such  supplemental  indenture,  or the consent of the Holders of which is required for any waiver of compliance with certain  provisions of this Indenture or certain defaults  hereunder and their  consequences  provided for in this Indenture;

(iii) modify  or  alter  the  provisions  of the  proviso  to  the  definition  of the  term
      "Outstanding" or modify or alter the exception in the definition of the term "Holder";

(iv)  reduce the percentage of the Note  Principal  Balances of the Notes required to direct the  Indenture  Trustee  to direct the Issuer to sell or  liquidate  the Trust  Estate pursuant to Section 5.04 hereof;

(v)   modify any provision of this Section 9.02 except to increase any percentage  specified herein or to provide  that  certain  additional  provisions  of this  Indenture or the
      Basic  Documents  cannot be  modified  or waived  without the consent of the Holder of each Note affected thereby;

(vi)  modify  any of the  provisions  of this  Indenture  in such  manner as to  affect  the calculation  of the amount of any payment of interest or principal  due on any Note on any Payment Date  (including the  calculation  of any of the individual  components of such calculation); or

(vii) permit the creation of any lien ranking  prior to or on a parity with the lien of this
      Indenture  with  respect  to any part of the Trust  Estate  or,  except  as  otherwise permitted  or  contemplated  herein,  terminate  the  lien  of this  Indenture  on any property at any time subject  hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture;

and  provided,  further,  that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be subject to an entity level tax.

      Any such action shall not  adversely  affect in any  material  respect the interest of any  Holder  (other  than a Holder  who shall  consent to such  supplemental  indenture)  as evidenced  by an  Opinion  of  Counsel  (provided  by,  and at the  expense  of,  the Person requesting  such  supplemental  indenture)  delivered  to  the  Indenture  Trustee  and  the
Securities Administrator.

      It shall not be  necessary  for any Act of  Noteholders  under  this  Section  9.02 to approve  the  particular  form of any  proposed  supplemental  indenture,  but it  shall  be sufficient if such Act shall approve the substance thereof.

      Promptly  after the  execution by the Issuer,  the  Securities  Administrator  and the
Indenture  Trustee  of any  supplemental  indenture  pursuant  to  this  Section  9.02,  the
Securities  Administrator  shall mail to the Holders of the Notes to which such amendment or supplemental  indenture  relates a notice  setting  forth in general  terms the substance of such  supplemental  indenture.  Any  failure of the  Securities  Administrator  to mail such notice, or any defect therein,  shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 9.03      Execution of  Supplemental  Indentures.  In executing,  or permitting  the additional  trusts created by, any  supplemental  indenture  permitted by this Article IX or the modification thereby of the trusts created by this Indenture,  the Indenture Trustee and the Securities  Administrator shall be entitled to receive, and subject to Sections 6.01 and
6.02  hereof,  shall be fully  protected in relying  upon,  an Opinion of Counsel not at the expense of the Indenture Trustee or the Securities  Administrator stating that the execution of such supplemental  indenture is authorized or permitted by this Indenture.  The Indenture
Trustee and the  Securities  Administrator  each may, but shall not be  obligated  to, enter into any such supplemental  indenture that affects the Indenture Trustee's or the Securities
Administrator's  own rights,  duties,  liabilities  or  immunities  under this  Indenture or otherwise.

Section 9.04      Effect of Supplemental  Indenture.  Upon the execution of any supplemental indenture pursuant to the provisions hereof,  this Indenture shall be and shall be deemed to be modified and amended in accordance  therewith with respect to the Notes affected thereby, and the respective  rights,  limitations of rights,  obligations,  duties,  liabilities  and immunities under this Indenture of the Indenture Trustee, the Securities Administrator,  the
Issuer and the Holders of the Notes shall  thereafter be determined,  exercised and enforced hereunder subject in all respects to such  modifications  and amendments,  and all the terms and conditions of any such  supplemental  indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 9.05      Conformity  with Trust  Indenture Act.  Every  amendment of this Indenture and every  supplemental  indenture executed pursuant to this Article IX shall conform to the requirements  of the Trust  Indenture Act as then in effect so long as this Indenture  shall then be qualified under the Trust Indenture Act.

Section 9.06      Reference in Notes to Supplemental  Indentures.  Notes  authenticated  and delivered  after the  execution of any  supplemental  indenture  pursuant to this Article IX may,  and if  required  by the  Securities  Administrator  shall,  bear a  notation  in form approved by the Securities  Administrator as to any matter provided for in such supplemental indenture.  If the Issuer or the Securities  Administrator shall so determine,  new Notes so modified as to conform,  in the opinion of the Securities  Administrator  and the Issuer, to
any  such   supplemental   indenture  may  be  prepared  and  executed  by  the  Issuer  and authenticated  and delivered by the  Securities  Administrator  in exchange for  Outstanding
Notes.

                                         ARTICLE X
                                       Miscellaneous

Section 10.01     Compliance  Certificates  and Opinions,  etc. (a) Upon any  application or request by the Issuer to the Indenture  Trustee or the Securities  Administrator to take any action under any  provision of this  Indenture,  the Issuer shall  furnish to the  Indenture
Trustee and the  Securities  Administrator  (i) an  Officer's  Certificate  stating that all conditions  precedent,  if any,  provided  for in this  Indenture  relating to the  proposed action have been  complied  with and (ii) an Opinion of Counsel  stating that in the opinion of such counsel all such  conditions  precedent,  if any,  have been complied  with,  except that,  in the case of any such  application  or request as to which the  furnishing  of such documents  is  specifically  required by any  provision  of this  Indenture,  no  additional certificate or opinion need be furnished provided they are substantially to the same effect.

      Every  certificate or opinion with respect to compliance  with a condition or covenant provided for in this Indenture shall include:

(1)   a statement that each signatory of such  certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(2)   a brief statement as to the nature and scope of the examination or investigation  upon which the statements or opinions contained in such certificate or opinion are based;

(3)   a statement that, in the opinion of each such signatory,  such signatory has made such examination  or  investigation  as is necessary to enable such signatory to express an informed  opinion as to whether or not such  covenant or condition  has been  complied with;

(4)   a statement as to whether,  in the opinion of each such  signatory,  such condition or covenant has been complied with; and

(5)   if the signatory of such  certificate  or opinion is required to be  Independent,  the statement required by the definition of the term "Independent Certificate".

(b)   (i)   Prior to the deposit of any Collateral or other property or securities  with the
Indenture  Trustee  that  is to be made  the  basis  for  the  release  of any  property  or securities  subject to the lien of this  Indenture,  the Issuer  shall,  in  addition to any obligation  imposed in Section  10.01 (a) or  elsewhere  in this  Indenture,  furnish to the
Indenture Trustee an Officer's Certificate  certifying or stating the opinion of each person signing such  certificate as to the fair value (within 90 days prior to such deposit) to the
Issuer of the  Collateral  or other  property or  securities to be so deposited and a report from a nationally  recognized  accounting  firm verifying  such value.  For the avoidance of doubt,  this Section  10.01(b) does not apply to the  substitution of a Substitute  Mortgage
Loan for any Deleted  Mortgage  Loan,  any  repurchase of Mortgage Loans or as otherwise set forth in this Indenture.

(ii)  Whenever  the Issuer is  required  to furnish to the  Indenture  Trustee an  Officer's
      Certificate  certifying or stating the opinion of any signer thereof as to the matters described in clause  (b)(i)  above,  the Issuer  shall also  deliver to the  Indenture
      Trustee an Independent  Certificate from a nationally recognized accounting firm as to the same  matters,  if the fair value of the  securities to be so deposited and of all other such  securities  made the basis of any such  withdrawal  or  release  since the commencement  of the then  current  fiscal  year of the  Issuer,  as set  forth in the certificates  delivered  pursuant to clause (i) above and this clause (ii),  is 10% or more of the Note Principal  Balances of the Notes,  but such a certificate need not be furnished  with respect to any  securities so deposited,  if the fair value thereof as set forth in the related  Officer's  Certificate is less than $25,000 or less than one percent of the Note Principal Balances of the Notes.

(iii) Whenever  any  property  or  securities  are to be  released  from  the  lien  of this
      Indenture,  the  Issuer  shall  also  furnish to the  Indenture  Trustee an  Officer's
      Certificate  certifying or stating the opinion of each person signing such certificate as to the fair  value  (within  90 days  prior to such  release)  of the  property  or securities  proposed to be released and stating that in the opinion of such person the proposed  release will not impair the security under this  Indenture in  contravention of the provisions hereof.

(iv)  Whenever  the Issuer is  required  to furnish to the  Indenture  Trustee an  Officer's
      Certificate  certifying or stating the opinion of any signer thereof as to the matters described  in clause  (iii)  above,  the Issuer  shall also  furnish to the  Indenture
      Trustee an  Independent  Certificate  as to the same  matters if the fair value of the property or securities and of all other property or securities  released from the lien of this Indenture  since the  commencement of the  then-current  calendar year, as set forth in the certificates  required by clause (iii) above and this clause (iv), equals
      10% or more of the Note Principal  Balances of the Notes,  but such  certificate  need not be  furnished  in the case of any release of property  or  securities  if the fair value thereof as set forth in the related  Officer's  Certificate is less than $25,000 or less than one percent of the then Note Principal Balances of the Notes.

Section 10.02     Form of  Documents  Delivered  to  Indenture  Trustee.  In any case  where several  matters are required to be certified by, or covered by an opinion of, any specified
Person,  it is not  necessary  that all such  matters  be  certified  by, or  covered by the opinion  of,  only one such  Person,  or that they be so  certified  or  covered by only one document,  but one such Person may certify or give an opinion  with  respect to some matters and one or more other such Persons as to other  matters,  and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any  certificate  or  opinion  of an  Authorized  Officer  of the Issuer may be based,
insofar  as  it  relates  to  legal   matters,   upon  a  certificate   or  opinion  of,  or
representations  by,  counsel,  unless such officer knows,  or in the exercise of reasonable care should know,  that the  certificate or opinion or  representations  with respect to the matters upon which his certificate or opinion is based are erroneous.  Any such  certificate of an  Authorized  Officer  or Opinion  of  Counsel  may be based,  insofar as it relates to factual  matters,  upon a certificate  or opinion of, or  representations  by, an officer or officers of the Seller or the Issuer,  stating  that the  information  with  respect to such factual  matters is in the  possession  of the Seller or the  Issuer,  unless  such  counsel knows,  or in the exercise of reasonable  care should know,  that the certificate or opinion or representations with respect to such matters are erroneous.

      Where any  Person is  required  to make,  give or  execute  two or more  applications, requests,  consents,  certificates,  statements,  opinions or other  instruments  under this
Indenture, they may, but need not, be consolidated and form one instrument.

      Whenever in this  Indenture,  in connection  with any  application  or  certificate or report to the Indenture  Trustee,  it is provided that the Issuer shall deliver any document as a  condition  of the  granting  of  such  application,  or as  evidence  of the  Issuer's compliance with any term hereof, it is intended that the truth and accuracy,  at the time of the granting of such  application or at the effective date of such certificate or report (as the case may be), of the facts and opinions  stated in such  document  shall in such case be conditions  precedent to the right of the Issuer to have such application  granted or to the sufficiency of such certificate or report.  The foregoing shall not,  however,  be construed to  affect  the  Indenture  Trustee's  right to rely  upon the  truth  and  accuracy  of any statement or opinion contained in any such document as provided in Article VI.

Section 10.03     Acts of Noteholders.  (a) Any request, demand,  authorization,  direction, notice,  consent,  waiver or other action provided by this Indenture to be given or taken by
Noteholders  may be embodied in and evidenced by one or more  instruments  of  substantially similar tenor signed by such  Noteholders  in person or by agents duly appointed in writing;
and except as herein otherwise expressly  provided,  such action shall become effective when such  instrument or  instruments  are delivered to the Indenture  Trustee,  and, where it is hereby  expressly  required,  to the Issuer.  Such instrument or instruments (and the action embodied  therein and evidenced  thereby) are herein  sometimes  referred to as the "Act" of the  Noteholders  signing such  instrument  or  instruments.  Proof of execution of any such instrument or of a writing  appointing any such agent shall be sufficient for any purpose of this  Indenture  and (subject to Section 6.01 hereof)  conclusive  in favor of the Indenture
Trustee and the Issuer, if made in the manner provided in this Section 10.03 hereof.

(b)   The fact and date of the  execution  by any person of any such  instrument  or writing may be proved in any manner that the Indenture Trustee deems sufficient.

(c)   The ownership of Notes shall be proved by the Note Registrar.

(d)   Any  request,  demand,  authorization,  direction,  notice,  consent,  waiver or other action by the  Holder of any Notes  shall  bind the  Holder of every  Note  issued  upon the registration  thereof or in  exchange  therefor or in lieu  thereof,  in respect of anything done,  omitted or  suffered  to be done by the  Indenture  Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

Section 10.04     Notices etc., to Indenture Trustee, Securities Administrator,  Issuer  and
Rating Agencies. Any request, demand,  authorization,  direction, notice, consent, waiver or act of Noteholders or other  documents  provided or permitted by this Indenture  shall be in writing and if such request, demand,  authorization,  direction,  notice, consent, waiver or act of Noteholders is to be made upon, given or furnished to or filed with:

(i)   the  Indenture  Trustee by any  Noteholder  or by the Issuer shall be  sufficient  for every purpose hereunder if in writing and made,  given,  furnished or filed to or with the Indenture  Trustee at the  Corporate  Trust  Office.  The Indenture  Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuer;

(ii)  the  Securities  Administrator  by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made,  given,  furnished or filed in writing to or with the Securities  Administrator at Wells Fargo Bank, National Association,  P.O. Box 98,
      Columbia Maryland 21046 (or, in the case of overnight  deliveries,  9062 Old Annapolis
      Road,  Columbia,  Maryland  21045)  (Attention:  Corporate Trust Services - MortgageIT
      2004-1),  facsimile  no.:  (410)  715-2380,  or such other address as may hereafter be furnished to the other parties hereto in writing.  The Securities  Administrator shall promptly transmit any notice received by it from the Noteholders to the Issuer

(iii) the Issuer by the  Indenture  Trustee or by any  Noteholder  shall be  sufficient  for every purpose hereunder if in writing and mailed  first-class,  postage prepaid to the
      Issuer  addressed to:  MortgageIT  Trust 2004-1,  in care of Wilmington Trust Company,
      Rodney  Square  North,  1100 North Market  Street,  Wilmington,  Delaware  19990-0001,
      Attention:  Corporate  Trust  Administration,  or  at  any  other  address  previously furnished  in  writing  to the  Indenture  Trustee by the  Issuer.  The  Issuer  shall promptly  transmit any notice  received by it from the  Noteholders  to the  Indenture
      Trustee.

      Notices  required  to be given to the  Rating  Agency  by the  Issuer,  the  Indenture
Trustee,  the  Securities  Administrator  or the Owner Trustee  shall be in writing,  mailed first-class  postage  pre-paid,  to,  in the case of  Standard  & Poor's,  at the  following address:  Standard  &  Poor's,  55 Water  Street,  41st  Floor,  New York,  New York  10041,
Attention of Asset Backed Surveillance Department,  in the case of Moody's, at the following address:  Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007; or at
such other address as shall be designated by written notice to the other parties.

Section 10.05     Notices to Noteholders;  Waiver.  Where this Indenture provides for notice to  Noteholders  of any event,  such notice shall be  sufficiently  given (unless  otherwise herein expressly  provided) if in writing and mailed,  first-class,  postage prepaid to each
Noteholder  affected  by such  event,  at such  Person's  address  as it appears on the Note
Register,  not  later  than  the  latest  date,  and not  earlier  than the  earliest  date, prescribed  for the giving of such notice.  In any case where notice to Noteholders is given by mail,  neither  the failure to mail such notice nor any defect in any notice so mailed to any particular  Noteholder shall affect the sufficiency of such notice with respect to other
Noteholders,  and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given  regardless  of whether such notice is in fact  actually received.

      Where this Indenture  provides for notice in any manner,  such notice may be waived in writing by any Person  entitled to receive  such notice,  either  before or after the event, and such waiver shall be the  equivalent  of such notice.  Waivers of notice by  Noteholders shall  be  filed  with the  Indenture  Trustee  but such  filing  shall  not be a  condition precedent to the validity of any action taken in reliance upon such a waiver.

      In case, by reason of the  suspension of regular mail service as a result of a strike, work stoppage or similar  activity,  it shall be  impractical to mail notice of any event to
Noteholders  when such  notice is required to be given  pursuant  to any  provision  of this
Indenture,  then any manner of giving such notice as shall be  satisfactory to the Indenture
Trustee shall be deemed to be a sufficient giving of such notice.

      Where this Indenture provides for notice to the Rating Agencies,  failure to give such notice shall not affect any other rights or  obligations  created  hereunder,  and shall not under any circumstance constitute an Event of Default.

Section 10.06.....Conflict  with  Trust  Indenture  Act.  If any  provision  hereof  limits, qualifies or  conflicts  with  another  provision  hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required  provision shall control.

      The  provisions of TIA §§ 310 through 317 that impose duties on any Person  (including the  provisions  automatically  deemed  included  herein unless  expressly  excluded by this
Indenture)  are a part of and govern this  Indenture,  whether or not  physically  contained herein.

Section 10.07     Effect of  Headings.  The  Article  and  Section  headings  herein are for convenience only and shall not affect the construction hereof.

Section 10.08     Successors  and Assigns.  All covenants and  agreements in this  Indenture and the Notes by the Issuer shall bind its successors  and assigns,  whether so expressed or not. All agreements of the Indenture  Trustee in this Indenture  shall bind its  successors, co-trustees and agents.

Section 10.09     Separability.  In case any  provision  in this  Indenture  or in the Notes shall be invalid,  illegal or unenforceable,  the validity,  legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 10.10     [Reserved].

Section 10.11     Legal  Holidays.  In any case  where the date on which any  payment is due shall not be a Business Day, then  (notwithstanding any other provision of the Notes or this
Indenture)  payment  need not be made on such date,  but may be made on the next  succeeding
Business Day with the same force and effect as if made on the date on which  nominally  due, and no interest shall accrue for the period from and after any such nominal date.

Section 10.12     GOVERNING  LAW. THIS INDENTURE  SHALL BE CONSTRUED IN ACCORDANCE  WITH THE
LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS,  AND THE
OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE
WITH SUCH LAWS.

Section 10.13     Counterparts.   This   Indenture   may  be   executed  in  any  number  of
counterparts,  each of which so  executed  shall be deemed to be an  original,  but all such counterparts shall together constitute but one and the same instrument.

Section 10.14     Recording of Indenture.  If this  Indenture is subject to recording in any appropriate public recording offices,  such recording is to be effected by the Issuer and at its expense  accompanied  by an Opinion of Counsel at its  expense  (which may be counsel to the  Issuer,  the  Indenture  Trustee  or any other  counsel  reasonably  acceptable  to the
Indenture  Trustee) to the effect that such recording is necessary either for the protection of the  Noteholders  or any other Person  secured  hereunder or for the  enforcement  of any right or remedy granted to the Indenture Trustee under this Indenture.

Section 10.15     Issuer  Obligation.  No recourse  may be taken,  directly  or  indirectly, with respect to the  obligations  of the Issuer,  the  Securities  Administrator,  the Owner
Trustee or the Indenture  Trustee on the Notes or under this Indenture or any certificate or other  writing  delivered in  connection  herewith or  therewith,  against (i) the Indenture
Trustee or the Owner  Trustee in its  individual  capacity,  (ii) any owner of a  beneficial interest in the Issuer or (iii) any partner, owner, beneficiary,  agent, officer,  director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual  capacity, any holder of a beneficial interest in the Issuer, the Securities  Administrator,  the Owner
Trustee or the Indenture  Trustee or of any successor or assign of the Indenture  Trustee or the Owner Trustee in its individual  capacity,  except as any such Person may have expressly agreed (it being  understood  that the Indenture  Trustee and the Owner Trustee have no such obligations  in their  individual  capacity)  and  except  that any such  partner,  owner or beneficiary  shall be fully liable, to the extent provided by applicable law, for any unpaid consideration  for stock,  unpaid capital  contribution or failure to pay any installment or call owing to such entity.  For all purposes of this  Indenture,  in the  performance of any duties or  obligations of the Issuer  hereunder,  the Owner Trustee shall be subject to, and entitled to the  benefits  of, the terms and  provisions  of Article VI, VII and VIII of the
Trust Agreement.

Section 10.16     No Petition.  The Indenture Trustee and the Securities  Administrator,  by
entering  into  this   Indenture,   each   Noteholder,   by  accepting  a  Note,   and  each
Certificateholder,  by accepting a Certificate, hereby covenant and agree that they will not at any time prior to one year from the date of  termination  hereof,  institute  against the
Depositor or the Issuer, or join in any institution  against the Depositor or the Issuer of, any  bankruptcy,  reorganization,  arrangement,  insolvency or liquidation  proceedings,  or other  proceedings  under any United  States  federal or state  bankruptcy or similar law in connection  with any obligations  relating to the Notes,  this Indenture or any of the Basic
Documents;  provided however,  that nothing herein shall prohibit the Indenture Trustee from filing proofs of claim in any proceeding.

Section 10.17     Inspection.  The Issuer agrees that, at its expense,  on reasonable  prior notice,  it shall  permit any  representative  of the  Indenture  Trustee or the  Securities
Administrator,  during the  Issuer's  normal  business  hours,  to examine  all the books of account,  records,  reports  and other  papers of the Issuer,  to make  copies and  extracts therefrom,  to cause such books to be audited by Independent  certified public  accountants, and to discuss the  Issuer's  affairs,  finances and  accounts  with the Issuer's  officers, employees,  and Independent  certified public accountants,  all at such reasonable times and
as  often  as  may  be  reasonably   requested.   The  Indenture  Trustee  shall  cause  its
representatives  to hold in confidence all such information  except to the extent disclosure may be required by law,  regulation,  judicial  process or made to the  Indenture  Trustee's auditors,  regulators,  attorneys or other governmental authorities and except to the extent that the Indenture  Trustee or the Securities  Administrator  may reasonably  determine that such disclosure is consistent with its obligations hereunder.

      IN  WITNESS   WHEREOF,   the  Issuer,   the  Indenture   Trustee  and  the  Securities
Administrator  have caused  their  names to be signed  hereto by their  respective  officers thereunto duly authorized, all as of the day and year first above written.

                                      MORTGAGEIT TRUST
                                      2004-1, as Issuer
                                      BY: Wilmington Trust Company, not in its
                                      individual capacity but solely as Owner
                                      Trustee
                                      By:      _______________________
                                      Name: Heather L. Maier
                                      Title:      Financial Services Officer
                                      DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                      as Indenture Trustee
                                      By:   ______________________
                                      Name:
                                      Title:
                                      By:   ______________________
                                      Name:
                                      Title:
                                      WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                      as Securities Administrator
                                      By:    _______________
                                      Name: Stacey Taylor
                                      Title: Assistance Vice President

STATE OF CALIFORNIA           )
                              ) ss:
COUNTY OF ORANGE              )

         On this 30th day of September 2004, before me personally  appeared  ____________ to me known,  who being by me duly sworn,  did depose and say, that s/he is a Vice President of the Indenture  Trustee,  one of the  corporations  described in and which executed the above instrument; and that he signed his name thereto by like order.

                                          Notary Public

                                          NOTARY PUBLIC

[NOTARIAL SEAL]

STATE OF DELAWARE             )
                              ) ss:
COUNTY OF NEWCASTLE           )

      On this 30th day of September 2004, before me personally  appeared Heather L. Maier to me known, who being by me duly sworn, did depose and say, that s/he is a Financial  Services
Officer of the Owner Trustee,  one of the entities described in and which executed the above instrument; and that she signed her name thereto by like order.

                                          Notary Public

                                          NOTARY PUBLIC

[NOTARIAL SEAL]

STATE OF MARYLAND             )
                              ) ss:
COUNTY OF HOWARD              )

      On this 30th day of September  2004 before me, a notary  public in and for said State, personally  appeared  Stacey Taylor,  known to me to be an Assistant Vice President of Wells
Fargo Bank, National Association,  the entity that executed the within instrument,  and also known to me to be the person who executed it on behalf of said entity,  and  acknowledged to me that such entity executed the within instrument.

      IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          Notary Public

[Notarial Seal]

                                        EXHIBIT A-1

                                 FORM OF CLASS A-[__] NOTES

UNLESS THIS NOTE IS  PRESENTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST
COMPANY, A NEW YORK CORPORATION  ("DTC"),  TO THE SECURITIES  ADMINISTRATOR OR ITS AGENT FOR
REGISTRATION  OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY NOTE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE OF
DTC (AND ANY  PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER  ENTITY AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE REGISTERED  OWNER HEREOF,  CEDE &
CO., HAS AN INTEREST HEREIN.

THE  HOLDER  OF THIS  NOTE OR  BENEFICIAL  OWNER OF ANY  INTEREST  HEREIN  WILL BE DEEMED TO
REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE  OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO
AMOUNTS  AVAILABLE  FROM THE TRUST AS  PROVIDED  IN THE  INDENTURE  REFERRED  TO BELOW.  THE
ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL  OF  THIS  NOTE  IS  PAYABLE  OVER  TIME  AS SET  FORTH  HEREIN  ACCORDINGLY,  THE
OUTSTANDING  PRINCIPAL  OF THIS  NOTE AT ANY TIME MAY BE LESS THAN THE  AMOUNT  SHOWN ON THE
FACE HEREOF.

                                  MORTGAGEIT TRUST 2004-1
                                   MORTGAGE-BACKED NOTES
                                        CLASS A-[__]

AGGREGATE NOTE PRINCIPAL                        NOTE INTEREST
BALANCE:  $[             ]                      RATE: Adjustable Rate
INITIAL NOTE PRINCIPAL                          NOTE NO. [_]
BALANCE OF THIS NOTE: $[             ]
PERCENTAGE INTEREST: 100%                       CUSIP NO.[              ]
      MortgageIT  Trust  2004-1  (the  "Issuer"),  a  Delaware  statutory  trust,  for value received,  hereby promises to pay to Cede & Co. or registered assigns,  the principal sum of
($_________________)  in monthly  installments on the  twenty-fifth day of each month or, if such day is not a Business Day, the next  succeeding  Business Day (each a "Payment  Date"), commencing  in October 2004 and ending on or before the Payment  Date  occurring in November
2034 (the "Final Scheduled  Payment Date") and to pay interest on the Note Principal Balance of this Note (this "Note") outstanding from time to time as provided below.

      This Note is one of a duly  authorized  issue of the Issuer's  Mortgage-Backed  Notes,
Series 2004-1 (the "Notes"),  issued under an Indenture  dated as of September 30, 2004 (the
"Indenture"),  among the Issuer,  Wells Fargo Bank,  National  Association  (the "Securities
Administrator")  and  Deutsche  Bank  National  Trust  Company,  as  indenture  trustee (the
"Indenture  Trustee",  which  term  includes  any  successor  Indenture  Trustee  under  the
Indenture),  to which Indenture and all indentures  supplemental thereto reference is hereby made for a statement  of the  respective  rights  thereunder  of the Issuer,  the  Indenture
Trustee,  and the  Holders  of the  Notes  and the  terms  upon  which  the  Notes are to be authenticated  and  delivered.  All  terms  used in  this  Note  which  are  defined  in the
Indenture shall have the meanings assigned to them in the Indenture.

      Payments of  principal  and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date.  The "Note  Principal  Balance" of a
Note as of any  date of  determination  is  equal  to the  initial  Note  Principal  Balance thereof,  reduced by the aggregate of all amounts  previously paid with respect to such Note on account of principal and the aggregate amount of cumulative  Realized Losses allocated to such Note on all prior Payment Dates.

      The  principal  of, and interest on, this Note are due and payable as described in the
Indenture,  in such coin or  currency  of the  United  States of  America  as at the time of payment is legal tender for payment of public and private  debts.  All payments  made by the
Issuer  with  respect  to this  Note  shall be equal to this  Note's  pro rata  share of the aggregate  payments on all Class A-[__] Notes as  described  above,  and shall be applied as between interest and principal as provided in the Indenture.

      All principal and interest  accrued on the Notes, if not previously  paid, will become finally due and payable at the Final Scheduled Payment Date.

      The Notes are subject to  redemption  in whole,  but not in part, by the Holder of the
Certificates,  or, if there is no single  Holder,  the  Majority  Certificateholder,  on any
Payment  Date on or after  the  Payment  Date on which  the  aggregate  Scheduled  Principal
Balance  of the  Mortgage  Loans as of the end of the prior Due Period is less than or equal to 20% of the aggregate  Scheduled Principal Balance of the Mortgage Loans as of the Cut-off
Date.

      The Issuer shall not be liable upon the indebtedness  evidenced by the Notes except to the extent of amounts  available  from the Trust Estate which  constitutes  security for the payment of the Notes.  The assets  included  in the Trust  Estate will be the sole source of payments on the Class A-[__] Notes, and each Holder hereof,  by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts  available from the
Trust  Estate as provided in the  Indenture  and (ii) such Holder  shall have no recourse to the Issuer, the Securities  Administrator,  the Owner Trustee,  the Indenture  Trustee,  the
Depositor,  EMC  Mortgage  Corporation,  the Master  Servicer,  the Servicer or any of their respective affiliates,  or to the assets of any of the foregoing entities, except the assets of the Issuer  pledged to secure the Class A-[__] Notes  pursuant to the  Indenture  and the rights conveyed by the Issuer under the Indenture.

      Any payment of principal or interest  payable on this Note which is punctually paid on the  applicable  Payment  Date  shall be paid to the  Person  in  whose  name  such  Note is registered  at the close of  business  on the  Record  Date for such  Payment  Date by check mailed to such  person's  address as it appears in the Note  Register on such  Record  Date, except for the final  installment  of principal  and  interest  payable with respect to such
Note,  which  shall be  payable as  provided  below.  Notwithstanding  the  foregoing,  upon written  request with  appropriate  instructions by the Holder of this Note delivered to the
Securities  Administrator  at least five Business Days prior to the Record Date, any payment of principal or interest,  other than the final installment of principal or interest,  shall be made by wire transfer to an account in the United States  designated by such Holder.  All scheduled  reductions in the principal amount of a Note (or one or more  predecessor  Notes)
effected  by  payments  of  principal  made on any  Payment  Date shall be binding  upon all
Holders of this Note and of any note issued upon the  registration of transfer thereof or in exchange  therefor or in lieu  thereof,  whether or not such  payment is noted on such Note.
The final payment of this Note shall be payable upon  presentation and surrender  thereof on or after the Payment Date thereof at the office  designated by the Securities  Administrator or the office or agency of the Issuer  maintained by it for such purpose pursuant to Section
3.02 of the Indenture.

      Subject to the foregoing  provisions,  each Note delivered  under the Indenture,  upon registration  of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

      If an Event of Default as defined in the Indenture  shall occur and be continuing with respect to the Notes,  the Notes may become or be declared due and payable in the manner and with the effect  provided in the  Indenture.  If any such  acceleration  of maturity  occurs prior to the payment of the entire unpaid Note  Principal  Balance of the Notes,  the amount payable  to the Holder of this Note will be equal to the sum of the  unpaid  Note  Principal
Balance of the Notes,  together with accrued and unpaid interest thereon as described in the
Indenture.  The Indenture  provides that,  notwithstanding  the acceleration of the maturity of the Notes,  under  certain  circumstances  specified  therein,  all amounts  collected as proceeds of the Trust Estate  securing the Notes or otherwise  shall  continue to be applied to payments of principal  of and interest on the Notes as if they had not been  declared due and payable.

      The  Holder  of this  Note or  Beneficial  Owner of any  interest  herein is deemed to represent  that  either  (1) it is not  acquiring  the Note with Plan  Assets or (2) (A) the acquisition,  holding and  transfer  of a Note will not give rise to a nonexempt  prohibited transaction  under  Section  406 of ERISA or Section  4975 of the Code and (B) the Notes are
rated  investment  grade or better  and such  person  believes  that the Notes are  properly treated  as  indebtedness  without  substantial  equity  features  for  purposes  of the DOL
Regulations,  and agrees to so treat the Notes.  Alternatively,  regardless of the rating of the Notes,  such person may provide the Securities  Administrator and the Owner Trustee with an Opinion of Counsel,  which  Opinion of Counsel  will not be at the expense of the Issuer, the Seller,  any  Underwriter,  the Owner  Trustee,  the Indenture  Trustee,  the Securities
Administrator,  the Master  Servicer,  the Servicer or any successor  servicer  which opines that the  acquisition,  holding and transfer of such Note or interest therein is permissible under applicable law, will not constitute or result in a non-exempt  prohibited  transaction under ERISA or Section  4975 of the Code and will not subject  the Issuer,  the Seller,  the
Depositor,  any Underwriter,  the Owner Trustee, the Indenture Trustee, the Master Servicer,
the  Securities  Administrator  or the  Servicer  to any  obligation  in  addition  to those undertaken in the Indenture.

      As provided in the  Indenture  and subject to certain  limitations  therein set forth, the  transfer  of this Note may be  registered  on the Note  Register  of the  Issuer.  Upon surrender  for  registration  of transfer of, or  presentation  of a written  instrument  of transfer  for, this Note at the office or agency  designated  by the Issuer  pursuant to the
Indenture,  accompanied  by proper  instruments  of assignment in form  satisfactory  to the
Securities  Administrator,  one or more new Notes of any authorized  denominations  and of a like aggregate initial Note Principal Balance,  will be issued to the designated  transferee or transferees.

      Prior to the due  presentment  for  registration of transfer of this Note, the Issuer, the  Indenture  Trustee,  the  Securities  Administrator  and any agent of the  Issuer,  the
Securities  Administrator  or the Indenture  Trustee may treat the Person in whose name this
Note is  registered  as the owner of such  Note (i) on the  applicable  Record  Date for the purpose of making  payments  and  interest of such Note,  and (ii) on any other date for all other purposes  whatsoever,  as the owner hereof,  whether or not this Note be overdue,  and none of the Issuer,  the Securities  Administrator,  the Indenture Trustee or any such agent of the Issuer,  the Securities  Administrator or the Indenture  Trustee shall be affected by notice to the contrary.

      The Indenture  permits,  with certain  exceptions as therein  provided,  the amendment thereof and the  modification  of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the  Indenture at any time by the Issuer and the Holders of a majority  of all Notes at the time  outstanding.  The  Indenture  also  contains  provisions permitting  the Holders of Notes  representing  specified  percentages of the aggregate Note
Principal  Balance of the Notes on behalf of the Holders of all the Notes, to waive any past
Default  under the  Indenture and its  consequences.  Any such waiver by the Holder,  at the time of the giving thereof,  of this Note (or any one or more predecessor  Notes) shall bind the Holder of every Note issued  upon the  registration  of  transfer  hereof or in exchange hereof or in lieu  hereof,  whether or not  notation of such  consent or waiver is made upon such Note. The Indenture also permits the Issuer,  the Indenture  Trustee and the Securities
Administrator  to amend or waive  certain  terms and  conditions  set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

      Initially,  the Notes will be  registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository  for the Notes.  The Notes will be delivered by the clearing  agency in  denominations  as  provided  in the  Indenture  and  subject to certain limitations  therein set forth.  The Notes are  exchangeable  for a like  aggregate  initial
Note Principal Balance of Notes of different authorized  denominations,  as requested by the
Holder surrendering same.

      Unless the  Certificate of  Authentication  hereon has been executed by the Securities
Administrator by manual signature,  this Note shall not be entitled to any benefit under the
Indenture, or be valid or obligatory for any purpose.

      AS PROVIDED IN THE INDENTURE,  THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE
CONSTRUED IN ACCORDANCE  WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE
TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

      IN WITNESS  WHEREOF,  the Issuer has caused  this  instrument  to be duly  executed by
Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: September ___, 2004
                                     MORTGAGEIT TRUST 2004-1
                                     BY:  WILMINGTON TRUST COMPANY,  not in its
                                     individual  capacity  but  solely  in  its
                                     capacity as Owner Trustee
                                     By:_______________________________________
                                     Authorized Signatory
                  SECURITIES ADMINISTRATOR'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-[__] Notes referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Securities
Administrator

By:______________________________________
   Authorized Signatory

                                       ABBREVIATIONS

      The following  abbreviations,  when used in the  inscription  on the face of the Note, shall be construed as though they were written out in full  according to applicable  laws or regulations:

          TEN COM             --    as tenants in common
          TEN ENT             --    as tenants by the entireties
          JT TEN              --    as joint tenants with right of
                                    survivorship and not as tenants in common
    UNIF GIFT MIN ACT         --    __________ Custodian
                                    ______________________________
                                         (Cust)               (Minor)

                                    under Uniform Gifts to Minor Act
                                    _____________________
                                                                  (State)

            Additional abbreviations may also be used though not in the above list.

                                         ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
                                         ASSIGNEE:

       (Please print or typewrite name and address, including zip code, of assignee)

-------------------------------------------------------------------------------
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
Signature Guaranteed by
      NOTICE:  The  signature(s)  to this  assignment  must  correspond  with the name as it appears  upon the  face of the  within  Note in  every  particular,  without  alteration  or enlargement or any change  whatsoever.  Signature(s) must be guaranteed by a commercial bank or by a  member  firm  of the  New  York  Stock  Exchange  or  another  national  securities exchange.  Notarized or witnessed signatures are not acceptable.

                                        EXHIBIT A-2

                                 FORM OF CLASS M-[_] NOTES

THIS NOTE IS  SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A NOTES [AND CLASS M-1 NOTES] AS
DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS  PRESENTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST
COMPANY, A NEW YORK CORPORATION  ("DTC"),  TO THE SECURITIES  ADMINISTRATOR OR ITS AGENT FOR
REGISTRATION  OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY NOTE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE OF
DTC (AND ANY  PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER  ENTITY AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE REGISTERED  OWNER HEREOF,  CEDE &
CO., HAS AN INTEREST HEREIN.

THE  HOLDER  OF THIS  NOTE OR  BENEFICIAL  OWNER OF ANY  INTEREST  HEREIN  WILL BE DEEMED TO
REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE  OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO
AMOUNTS  AVAILABLE  FROM THE TRUST  ESTATE AS PROVIDED IN THE  INDENTURE  REFERRED TO BELOW.
THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL  OF  THIS  NOTE IS  PAYABLE  OVER  TIME  AS SET  FORTH  HEREIN.  ACCORDINGLY,  THE
OUTSTANDING  PRINCIPAL  OF THIS  NOTE AT ANY TIME MAY BE LESS THAN THE  AMOUNT  SHOWN ON THE
FACE HEREOF.

                                  MORTGAGEIT TRUST 2004-1
                                   MORTGAGE-BACKED NOTES
                                        CLASS M-[_]

AGGREGATE NOTE PRINCIPAL                        NOTE INTEREST
BALANCE:  $[             ]                      RATE: Adjustable Rate
INITIAL NOTE PRINCIPAL                          NOTE NO. 1
BALANCE OF THIS NOTE: $[             ]
PERCENTAGE INTEREST: 100%                       CUSIP NO.[              ]
      MortgageIT  Trust  2004-1  (the  "Issuer"),  a  Delaware  statutory  trust,  for value received,  hereby promises to pay to Cede & Co. or registered assigns,  the principal sum of
______________________________  ($___________)  in monthly  installments on the twenty-fifth day of each month or, if such day is not a Business  Day, the next  succeeding  Business Day
(each a "Payment  Date"),  commencing  in October  2004 and ending on or before the  Payment
Date occurring in November 2034 (the "Final Scheduled  Payment Date") and to pay interest on the Note  Principal  Balance of this Note  (this  "Note")  outstanding  from time to time as provided below.

      This Note is one of a duly  authorized  issue of the Issuer's  Mortgage-Backed  Notes,
Series 2004-1 (the "Notes"),  issued under an Indenture  dated as of September 30, 2004 (the
"Indenture"),  among the Issuer,  Wells Fargo Bank,  National  Association  (the "Securities
Administrator")  and  Deutsche  Bank  National  Trust  Company,  as  indenture  trustee (the
"Indenture  Trustee",  which  term  includes  any  successor  Indenture  Trustee  under  the
Indenture),  to which Indenture and all indentures  supplemental thereto reference is hereby made for a statement  of the  respective  rights  thereunder  of the Issuer,  the  Indenture
Trustee,  and the  Holders  of the  Notes  and the  terms  upon  which  the  Notes are to be authenticated  and  delivered.  All  terms  used in  this  Note  which  are  defined  in the
Indenture shall have the meanings assigned to them in the Indenture.

      Payments of  principal  and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date.  The "Note  Principal  Balance" of a
Note as of any  date of  determination  is  equal  to the  initial  Note  Principal  Balance thereof,  reduced by the aggregate of all amounts  previously paid with respect to such Note on account of principal and the aggregate amount of cumulative  Realized Losses allocated to such Note on all prior Payment Dates.

      The  principal  of, and interest on, this Note are due and payable as described in the
Indenture,  in such coin or  currency  of the  United  States of  America  as at the time of payment is legal tender for payment of public and private  debts.  All payments  made by the
Issuer  with  respect  to this  Note  shall be equal to this  Note's  pro rata  share of the aggregate  payments  on all Class M-[_] Notes as  described  above,  and shall be applied as between interest and principal as provided in the Indenture.

      All principal and interest  accrued on the Notes, if not previously  paid, will become finally due and payable at the Final Scheduled Payment Date.

      The Notes are subject to  redemption  in whole,  but not in part, by the Holder of the
Certificates,  or, if there is no single  Holder,  the  Majority  Certificateholder,  on any
Payment  Date on or after  the  Payment  Date on which  the  aggregate  Scheduled  Principal
Balance of the Mortgage Loans is less than or equal to 20% of aggregate  Scheduled Principal
Balance of the Mortgage Loans as of the Cut-off Date.

      The Issuer shall not be liable upon the indebtedness  evidenced by the Notes except to the extent of amounts  available  from the Trust Estate which  constitutes  security for the payment of the Notes.  The assets  included  in the Trust  Estate will be the sole source of payments on the Class M-[_] Notes,  and each Holder hereof,  by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts  available from the
Trust  Estate as provided in the  Indenture  and (ii) such Holder  shall have no recourse to the Issuer, the Securities  Administrator,  the Owner Trustee,  the Indenture  Trustee,  the
Depositor,  EMC  Mortgage  Corporation,  the Master  Servicer,  the Servicer or any of their respective affiliates,  or to the assets of any of the foregoing entities, except the assets of the Issuer  pledged to secure the Class M-[_] Notes  pursuant  to the  Indenture  and the rights conveyed by the Issuer under the Indenture.

      Any payment of principal or interest  payable on this Note which is punctually paid on the  applicable  Payment  Date  shall be paid to the  Person  in  whose  name  such  Note is registered  at the close of  business  on the  Record  Date for such  Payment  Date by check mailed to such  person's  address as it appears in the Note  Register on such  Record  Date, except for the final  installment  of principal  and  interest  payable with respect to such
Note,  which  shall be  payable as  provided  below.  Notwithstanding  the  foregoing,  upon written  request with  appropriate  instructions by the Holder of this Note delivered to the
Securities  Administrator  at least five Business Days prior to the Record Date, any payment of principal or interest,  other than the final installment of principal or interest,  shall be made by wire transfer to an account in the United States  designated by such Holder.  All scheduled  reductions in the principal amount of a Note (or one or more  predecessor  Notes)
effected  by  payments  of  principal  made on any  Payment  Date shall be binding  upon all
Holders of this Note and of any note issued upon the  registration of transfer thereof or in exchange  therefor or in lieu  thereof,  whether or not such  payment is noted on such Note.
The final payment of this Note shall be payable upon  presentation and surrender  thereof on or after the Payment Date thereof at the office  designated by the Securities  Administrator or the office or agency of the Issuer  maintained by it for such purpose pursuant to Section
3.02 of the Indenture.

      Subject to the foregoing  provisions,  each Note delivered  under the Indenture,  upon registration  of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

      If an Event of Default as defined in the Indenture  shall occur and be continuing with respect to the Notes,  the Notes may become or be declared due and payable in the manner and with the effect  provided in the  Indenture.  If any such  acceleration  of maturity  occurs prior to the payment of the entire unpaid Note  Principal  Balance of the Notes,  the amount payable  to the Holder of this Note will be equal to the sum of the  unpaid  Note  Principal
Balance of the Notes,  together with accrued and unpaid interest thereon as described in the
Indenture.  The Indenture  provides that,  notwithstanding  the acceleration of the maturity of the Notes,  under  certain  circumstances  specified  therein,  all amounts  collected as proceeds of the Trust Estate  securing the Notes or otherwise  shall  continue to be applied to payments of principal  of and interest on the Notes as if they had not been  declared due and payable.

      The  Holder  of this  Note or  Beneficial  Owner of any  interest  herein is deemed to represent  that  either  (1) it is not  acquiring  the Note with Plan  Assets or (2) (A) the acquisition,  holding and  transfer  of a Note will not give rise to a nonexempt  prohibited transaction  under  Section  406 of ERISA or Section  4975 of the Code and (B) the Notes are
rated  investment  grade or better  and such  person  believes  that the Notes are  properly treated  as  indebtedness  without  substantial  equity  features  for  purposes  of the DOL
Regulations,  and agrees to so treat the Notes.  Alternatively,  regardless of the rating of the Notes,  such person may provide the Securities  Administrator and the Owner Trustee with an Opinion of Counsel,  which  Opinion of Counsel  will not be at the expense of the Issuer, the Seller,  any  Underwriter,  the Owner  Trustee,  the Indenture  Trustee,  the Securities
Administrator,  the Master  Servicer,  the Servicer or any successor  servicer  which opines that the  acquisition,  holding and transfer of such Note or interest therein is permissible under applicable law, will not constitute or result in a non-exempt  prohibited  transaction under ERISA or Section  4975 of the Code and will not subject  the Issuer,  the Seller,  the
Depositor,  any Underwriter,  the Owner Trustee, the Indenture Trustee, the Master Servicer,
the Servicer or any successor  servicer to any obligation in addition to those undertaken in the Indenture.

      As provided in the  Indenture  and subject to certain  limitations  therein set forth, the  transfer  of this Note may be  registered  on the Note  Register  of the  Issuer.  Upon surrender  for  registration  of transfer of, or  presentation  of a written  instrument  of transfer  for, this Note at the office or agency  designated  by the Issuer  pursuant to the
Indenture,  accompanied  by proper  instruments  of assignment in form  satisfactory  to the
Securities  Administrator,  one or more new Notes of any authorized  denominations  and of a like aggregate initial Note Principal Balance,  will be issued to the designated  transferee or transferees.

      Prior to the due  presentment  for  registration of transfer of this Note, the Issuer, the  Indenture  Trustee,  the  Securities  Administrator  and any agent of the  Issuer,  the
Securities  Administrator  or the Indenture  Trustee may treat the Person in whose name this
Note is  registered  as the owner of such  Note (i) on the  applicable  Record  Date for the purpose of making  payments  and  interest of such Note,  and (ii) on any other date for all other purposes  whatsoever,  as the owner hereof,  whether or not this Note be overdue,  and none of the Issuer,  the Securities  Administrator,  the Indenture Trustee or any such agent of the Issuer,  the Securities  Administrator or the Indenture  Trustee shall be affected by notice to the contrary.

      The Indenture  permits,  with certain  exceptions as therein  provided,  the amendment thereof and the  modification  of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the  Indenture at any time by the Issuer and the Holders of a majority  of all Notes at the time  outstanding.  The  Indenture  also  contains  provisions permitting  the Holders of Notes  representing  specified  percentages of the aggregate Note
Principal  Balance of the Notes on behalf of the Holders of all the Notes, to waive any past
Default  under the  Indenture and its  consequences.  Any such waiver by the Holder,  at the time of the giving thereof,  of this Note (or any one or more predecessor  Notes) shall bind the Holder of every Note issued  upon the  registration  of  transfer  hereof or in exchange hereof or in lieu  hereof,  whether or not  notation of such  consent or waiver is made upon such Note. The Indenture also permits the Issuer,  the Indenture  Trustee and the Securities
Administrator  to amend or waive  certain  terms and  conditions  set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

      Initially,  the Notes will be  registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository  for the Notes.  The Notes will be delivered by the clearing  agency in  denominations  as  provided  in the  Indenture  and  subject to certain limitations  therein set forth.  The Notes are  exchangeable  for a like  aggregate  initial
Note Principal Balance of Notes of different authorized  denominations,  as requested by the
Holder surrendering same.

      Unless the  Certificate of  Authentication  hereon has been executed by the Securities
Administrator by manual signature,  this Note shall not be entitled to any benefit under the
Indenture, or be valid or obligatory for any purpose.

      AS PROVIDED IN THE INDENTURE,  THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE
CONSTRUED IN ACCORDANCE  WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE
TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

      IN WITNESS  WHEREOF,  the Issuer has caused  this  instrument  to be duly  executed by
Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: September ___, 2004
                               MORTGAGEIT TRUST 2004-1
                                BY:   WILMINGTON  TRUST  COMPANY,  not  in  its
                                      individual  capacity  but  solely  in its
                                      capacity as Owner Trustee

                               By:
                                   Authorized Signatory
                  SECURITIES ADMINISTRATOR'S CERTIFICATE OF AUTHENTICATION

This is one of the Class M-[_] Notes referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Securities Administrator

By:
    Authorized Signatory

                                       ABBREVIATIONS

      The following  abbreviations,  when used in the  inscription  on the face of the Note, shall be construed as though they were written out in full  according to applicable  laws or regulations:

          TEN COM             --    as tenants in common
          TEN ENT             --    as tenants by the entireties
          JT TEN              --    as joint tenants with right of
                                    survivorship and not as tenants in common
    UNIF GIFT MIN ACT         --    __________ Custodian
                                    ______________________________
                                         (Cust)               (Minor)

                                    under Uniform Gifts to Minor Act
                                    _____________________
                                                                  (State)

          Additional abbreviations may also be used though not in the above list.

                                         ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

           PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

       (Please print or typewrite name and address, including zip code, of assignee)

-------------------------------------------------------------------------------
the within Note and all rights thereunder,  and hereby irrevocably  constitutes and appoints
________________________  attorney to transfer said Note on the books kept for  registration thereof, with full power of substitution in the premises.

Dated:

Signature Guaranteed by

      NOTICE:  The  signature(s)  to this  assignment  must  correspond  with the name as it appears  upon the  face of the  within  Note in  every  particular,  without  alteration  or enlargement or any change  whatsoever.  Signature(s) must be guaranteed by a commercial bank or by a  member  firm  of the  New  York  Stock  Exchange  or  another  national  securities exchange.  Notarized or witnessed signatures are not acceptable.

                                        EXHIBIT A-3

                                 FORM OF CLASS B-[_] NOTES

THIS NOTE IS  SUBORDINATED  IN RIGHT OF  PAYMENT  TO THE CLASS A,  CLASS M [AND  CLASS  B-1]
NOTES AS DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS  PRESENTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST
COMPANY, A NEW YORK CORPORATION  ("DTC"),  TO THE SECURITIES  ADMINISTRATOR OR ITS AGENT FOR
REGISTRATION  OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY NOTE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE OF
DTC (AND ANY  PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER  ENTITY AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE REGISTERED  OWNER HEREOF,  CEDE &
CO., HAS AN INTEREST HEREIN.

THE  HOLDER  OF THIS  NOTE OR  BENEFICIAL  OWNER OF ANY  INTEREST  HEREIN  WILL BE DEEMED TO
REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE  OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO
AMOUNTS  AVAILABLE  FROM THE TRUST  ESTATE AS PROVIDED IN THE  INDENTURE  REFERRED TO BELOW.
THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL  OF  THIS  NOTE IS  PAYABLE  OVER  TIME  AS SET  FORTH  HEREIN.  ACCORDINGLY,  THE
OUTSTANDING  PRINCIPAL  OF THIS  NOTE AT ANY TIME MAY BE LESS THAN THE  AMOUNT  SHOWN ON THE
FACE HEREOF.

                                  MORTGAGEIT TRUST 2004-1
                                   MORTGAGE-BACKED NOTES
                                        CLASS B-[_]

AGGREGATE NOTE PRINCIPAL                        NOTE INTEREST
BALANCE:  $[             ]                      RATE: Adjustable Rate
INITIAL NOTE PRINCIPAL                          NOTE NO. 1
BALANCE OF THIS NOTE: $[             ]
PERCENTAGE INTEREST: 100%                       CUSIP NO [              ]
      MortgageIT  Trust  2004-1  (the  "Issuer"),  a  Delaware  statutory  trust,  for value received,  hereby promises to pay to Cede & Co. or registered assigns,  the principal sum of
______________________________  ($___________)  in monthly  installments on the twenty-fifth day of each month or, if such day is not a Business  Day, the next  succeeding  Business Day
(each a "Payment  Date"),  commencing  in October  2004 and ending on or before the  Payment
Date occurring in November 2034 (the "Final Scheduled  Payment Date") and to pay interest on the Note  Principal  Balance of this Note  (this  "Note")  outstanding  from time to time as provided below.

      This Note is one of a duly  authorized  issue of the Issuer's  Mortgage-Backed  Notes,
Series 2004-1 (the "Notes"),  issued under an Indenture  dated as of September 30, 2004 (the
"Indenture"),  among the Issuer,  Wells Fargo Bank,  National  Association  (the "Securities
Administrator")  and  Deutsche  Bank  National  Trust  Company,  as  indenture  trustee (the
"Indenture  Trustee",  which  term  includes  any  successor  Indenture  Trustee  under  the
Indenture),  to which Indenture and all indentures  supplemental thereto reference is hereby made for a statement  of the  respective  rights  thereunder  of the Issuer,  the  Indenture
Trustee,  and the  Holders  of the  Notes  and the  terms  upon  which  the  Notes are to be authenticated  and  delivered.  All  terms  used in  this  Note  which  are  defined  in the
Indenture shall have the meanings assigned to them in the Indenture.

      Payments of  principal  and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date.  The "Note  Principal  Balance" of a
Note as of any  date of  determination  is  equal  to the  initial  Note  Principal  Balance thereof,  reduced by the aggregate of all amounts  previously paid with respect to such Note on account of principal and the aggregate amount of cumulative  Realized Losses allocated to such Note on all prior Payment Dates.

      The  principal  of, and interest on, this Note are due and payable as described in the
Indenture,  in such coin or  currency  of the  United  States of  America  as at the time of payment is legal tender for payment of public and private  debts.  All payments  made by the
Issuer  with  respect  to this  Note  shall be equal to this  Note's  pro rata  share of the aggregate  payments  on all Class B-[_] Notes as  described  above,  and shall be applied as between interest and principal as provided in the Indenture.

      All principal and interest  accrued on the Notes, if not previously  paid, will become finally due and payable at the Final Scheduled Payment Date.

      The Notes are subject to  redemption  in whole,  but not in part, by the Holder of the
Certificates,  or, if there is no single  Holder,  the  Majority  Certificateholder,  on any
Payment  Date on or after  the  Payment  Date on which  the  aggregate  Scheduled  Principal
Balance of the Mortgage Loans is less than or equal to 20% of aggregate  Scheduled Principal
Balance of the Mortgage Loans as of the Cut-off Date.

      The Issuer shall not be liable upon the indebtedness  evidenced by the Notes except to the extent of amounts  available  from the Trust Estate which  constitutes  security for the payment of the Notes.  The assets  included  in the Trust  Estate will be the sole source of payments on the Class B-[_] Notes,  and each Holder hereof,  by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts  available from the
Trust  Estate as provided in the  Indenture  and (ii) such Holder  shall have no recourse to the Issuer, the Securities  Administrator,  the Owner Trustee,  the Indenture  Trustee,  the
Depositor,  EMC  Mortgage  Corporation,  the Master  Servicer,  the Servicer or any of their respective affiliates,  or to the assets of any of the foregoing entities, except the assets of the Issuer  pledged to secure the Class B-[_] Notes  pursuant  to the  Indenture  and the rights conveyed by the Issuer under the Indenture.

      Any payment of principal or interest  payable on this Note which is punctually paid on the  applicable  Payment  Date  shall be paid to the  Person  in  whose  name  such  Note is registered  at the close of  business  on the  Record  Date for such  Payment  Date by check mailed to such  person's  address as it appears in the Note  Register on such  Record  Date, except for the final  installment  of principal  and  interest  payable with respect to such
Note,  which  shall be  payable as  provided  below.  Notwithstanding  the  foregoing,  upon written  request with  appropriate  instructions by the Holder of this Note delivered to the
Securities  Administrator  at least five Business Days prior to the Record Date, any payment of principal or interest,  other than the final installment of principal or interest,  shall be made by wire transfer to an account in the United States  designated by such Holder.  All scheduled  reductions in the principal amount of a Note (or one or more  predecessor  Notes)
effected  by  payments  of  principal  made on any  Payment  Date shall be binding  upon all
Holders of this Note and of any note issued upon the  registration of transfer thereof or in exchange  therefor or in lieu  thereof,  whether or not such  payment is noted on such Note.
The final payment of this Note shall be payable upon  presentation and surrender  thereof on or after the Payment Date thereof at the office  designated by the Securities  Administrator or the office or agency of the Issuer  maintained by it for such purpose pursuant to Section
3.02 of the Indenture.

      Subject to the foregoing  provisions,  each Note delivered  under the Indenture,  upon registration  of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

      If an Event of Default as defined in the Indenture  shall occur and be continuing with respect to the Notes,  the Notes may become or be declared due and payable in the manner and with the effect  provided in the  Indenture.  If any such  acceleration  of maturity  occurs prior to the payment of the entire unpaid Note  Principal  Balance of the Notes,  the amount payable  to the Holder of this Note will be equal to the sum of the  unpaid  Note  Principal
Balance of the Notes,  together with accrued and unpaid interest thereon as described in the
Indenture.  The Indenture  provides that,  notwithstanding  the acceleration of the maturity of the Notes,  under  certain  circumstances  specified  therein,  all amounts  collected as proceeds of the Trust Estate  securing the Notes or otherwise  shall  continue to be applied to payments of principal  of and interest on the Notes as if they had not been  declared due and payable.

      The  Holder  of this  Note or  Beneficial  Owner of any  interest  herein is deemed to represent  that  either  (1) it is not  acquiring  the Note with Plan  Assets or (2) (A) the acquisition,  holding and  transfer  of a Note will not give rise to a nonexempt  prohibited transaction  under  Section  406 of ERISA or Section  4975 of the Code and (B) the Notes are
rated  investment  grade or better  and such  person  believes  that the Notes are  properly treated  as  indebtedness  without  substantial  equity  features  for  purposes  of the DOL
Regulations,  and agrees to so treat the Notes.  Alternatively,  regardless of the rating of the Notes,  such person may provide the Securities  Administrator and the Owner Trustee with an Opinion of Counsel,  which  Opinion of Counsel  will not be at the expense of the Issuer, the Seller,  any  Underwriter,  the Owner  Trustee,  the Indenture  Trustee,  the Securities
Administrator,  the Master  Servicer,  the Servicer or any successor  servicer  which opines that the  acquisition,  holding and transfer of such Note or interest therein is permissible under applicable law, will not constitute or result in a non-exempt  prohibited  transaction under ERISA or Section  4975 of the Code and will not subject  the Issuer,  the Seller,  the
Depositor,  any Underwriter,  the Owner Trustee, the Indenture Trustee, the Master Servicer,
the Servicer or any successor  servicer to any obligation in addition to those undertaken in the Indenture.

      As provided in the  Indenture  and subject to certain  limitations  therein set forth, the  transfer  of this Note may be  registered  on the Note  Register  of the  Issuer.  Upon surrender  for  registration  of transfer of, or  presentation  of a written  instrument  of transfer  for, this Note at the office or agency  designated  by the Issuer  pursuant to the
Indenture,  accompanied  by proper  instruments  of assignment in form  satisfactory  to the
Securities  Administrator,  one or more new Notes of any authorized  denominations  and of a like aggregate initial Note Principal Balance,  will be issued to the designated  transferee or transferees.

      Prior to the due  presentment  for  registration of transfer of this Note, the Issuer, the  Indenture  Trustee,  the  Securities  Administrator  and any agent of the  Issuer,  the
Securities  Administrator  or the Indenture  Trustee may treat the Person in whose name this
Note is  registered  as the owner of such  Note (i) on the  applicable  Record  Date for the purpose of making  payments  and  interest of such Note,  and (ii) on any other date for all other purposes  whatsoever,  as the owner hereof,  whether or not this Note be overdue,  and none of the Issuer,  the Securities  Administrator,  the Indenture Trustee or any such agent of the Issuer,  the Securities  Administrator or the Indenture  Trustee shall be affected by notice to the contrary.

      The Indenture  permits,  with certain  exceptions as therein  provided,  the amendment thereof and the  modification  of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the  Indenture at any time by the Issuer and the Holders of a majority  of all Notes at the time  outstanding.  The  Indenture  also  contains  provisions permitting  the Holders of Notes  representing  specified  percentages of the aggregate Note
Principal  Balance of the Notes on behalf of the Holders of all the Notes, to waive any past
Default  under the  Indenture and its  consequences.  Any such waiver by the Holder,  at the time of the giving thereof,  of this Note (or any one or more predecessor  Notes) shall bind the Holder of every Note issued  upon the  registration  of  transfer  hereof or in exchange hereof or in lieu  hereof,  whether or not  notation of such  consent or waiver is made upon such Note. The Indenture also permits the Issuer,  the Indenture  Trustee and the Securities
Administrator  to amend or waive  certain  terms and  conditions  set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

      Initially,  the Notes will be  registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository  for the Notes.  The Notes will be delivered by the clearing  agency in  denominations  as  provided  in the  Indenture  and  subject to certain limitations  therein set forth.  The Notes are  exchangeable  for a like  aggregate  initial
Note Principal Balance of Notes of different authorized  denominations,  as requested by the
Holder surrendering same.

      Unless the  Certificate of  Authentication  hereon has been executed by the Securities
Administrator by manual signature,  this Note shall not be entitled to any benefit under the
Indenture, or be valid or obligatory for any purpose.

      AS PROVIDED IN THE INDENTURE,  THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE
CONSTRUED IN ACCORDANCE  WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE
TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

      IN WITNESS  WHEREOF,  the Issuer has caused  this  instrument  to be duly  executed by
Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: September ___, 2004
                               MORTGAGEIT TRUST 2004-1
                                BY:   WILMINGTON  TRUST  COMPANY,  not  in  its
                                      individual  capacity  but  solely  in its
                                      capacity as Owner Trustee

                               By:
                                   Authorized Signatory
                  SECURITIES ADMINISTRATOR'S CERTIFICATE OF AUTHENTICATION

This is one of the Class B-[_] Notes referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Securities Administrator

By:
    Authorized Signatory

                                       ABBREVIATIONS

      The following  abbreviations,  when used in the  inscription  on the face of the Note, shall be construed as though they were written out in full  according to applicable  laws or regulations:

          TEN COM             --    as tenants in common
          TEN ENT             --    as tenants by the entireties
          JT TEN              --    as joint tenants with right of
                                    survivorship and not as tenants in common
    UNIF GIFT MIN ACT         --    __________ Custodian
                                    ______________________________
                                         (Cust)               (Minor)

                                    under Uniform Gifts to Minor Act
                                    _____________________
                                                                  (State)

          Additional abbreviations may also be used though not in the above list.

                                         ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

           PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

       (Please print or typewrite name and address, including zip code, of assignee)

-------------------------------------------------------------------------------
the within Note and all rights thereunder,  and hereby irrevocably  constitutes and appoints
________________________  attorney to transfer said Note on the books kept for  registration thereof, with full power of substitution in the premises.

Dated:

Signature Guaranteed by

      NOTICE:  The  signature(s)  to this  assignment  must  correspond  with the name as it appears  upon the  face of the  within  Note in  every  particular,  without  alteration  or enlargement or any change  whatsoever.  Signature(s) must be guaranteed by a commercial bank or by a  member  firm  of the  New  York  Stock  Exchange  or  another  national  securities exchange.  Notarized or witnessed signatures are not acceptable.

                                      Table of Contents

      Section 3.12   Representations and Warranties Concerning
                        the Mortgage Loans..................................13
      Section 3.13   Amendments to Sale and Servicing Agreement.............13
      Section 3.14   Master Servicer as Agent and Bailee of

      Section 4.02   Registration of and Limitations on Transfer and
                        Exchange of Notes; Appointment of Note Registrar

      Section 5.03   Collection of Indebtedness and Suits for

      Section 5.07   Unconditional Rights of Noteholders To Receive

      Section 6.01   Duties of Indenture Trustee and
                        Securities Administrator............................38
      Section 6.02   Rights of Indenture Trustee and
                        Securities Administrator............................39
      Section 6.03   Individual Rights of Indenture Trustee.................41
      Section 6.04   Indenture Trustee's and Securities
                        Administrator's Disclaimers.........................42
      Section 6.05   Notice of Event of Default.............................42
      Section 6.06   Reports by Indenture Trustee to Holders
                        and Tax Administration..............................42
      Section 6.07   Compensation...........................................42
      Section 6.08   Replacement of Indenture Trustee and the Securities
                        Administrator
                     43
      Section 6.09   Successor Indenture Trustee and Securities
                        Administrator by Merger.............................44
      Section 6.10   Appointment of Co-Indenture Trustee or Separate

      Section 7.01   Issuer To Furnish Indenture Trustee Names
                        and Addresses of Noteholders........................48
      Section 7.02   Preservation of Information; Communications

      Section 9.01   Supplemental Indentures Without Consent of Noteholders.55

      Section 10.04  Notices etc., to Indenture Trustee, Securities

                                                                EXECUTION COPY

                                  APPENDIX A
                                 DEFINITIONS

            Accepted  Master   Servicing   Practices:   With  respect  to  any
Mortgage Loan, as applicable,  either (x) those customary  mortgage  servicing practices  of prudent  mortgage  servicing  institutions  that master  service mortgage  loans of the same  type and  quality  as such  Mortgage  Loan in the jurisdiction  where the related Mortgaged  Property is located,  to the extent applicable to the Master Servicer  (except in its capacity as successor to the
Servicer),  or (y) as provided in the  MortgageIT  Servicing  Agreement to the extent  applicable  to the  Servicer,  but in no event below the  standard set forth in clause (x).

            Account:     The  Payment  Account and the  Protected  Account as the
context may require.

            Accrual  Period:   With  respect  to each  Class of  Notes  and any
Payment Date,  the period from the preceding  Payment Date (or, in the case of the first Payment Date,  from the Closing Date) through the day preceding such
Payment Date.

            Accrued Note  Interest:   With respect to any Payment Date and each
Class of Notes,  interest  accrued  during the related  Accrual  Period at the then-applicable  Note  Interest  Rate on the related  Note  Principal  Balance thereof  immediately  prior  to such  Payment  Date,  plus  any  Accrued  Note
Interest  remaining  unpaid from any prior Payment Date with interest  thereon at the related Note  Interest  Rate.  Accrued Note  Interest for each Class of
Notes  shall be  calculated  on the  basis of a  360-day  year and the  actual number of days elapsed.

            Administration Agreement:   The Administration  Agreement,  dated as
of September 30, 2004, among the Issuer, the Depositor,  the Owner Trustee and the Securities Administrator, as administrator.

            Affiliate:    With   respect  to  any  Person,   any  other  Person
controlling,  controlled  by or under common  control  with such  Person.  For purposes  of  this  definition,  "control"  means  the  power  to  direct  the management and policies of a Person,  directly or indirectly,  whether through ownership of voting  securities,  by contract or otherwise  and  "controlling"
and "controlled" shall have meanings correlative to the foregoing.

            Allocated  Realized  Loss  Amount:   With  respect  to any Class of
Class A, Class M and Class B Notes and any Payment  Date,  an amount  equal to the sum of any Realized Loss  allocated to that Class of Notes on that Payment
Date and any Allocated  Realized Loss Amount for that Class  remaining  unpaid from the previous  Payment  Date, in each case,  with interest  thereon at the applicable  Note  Interest  Rate for such  Payment Date for such Class for the related Accrual Period.

            Applicable  Credit Rating:   For any long-term deposit or security,
a credit  rating of AAA in the case of S&P or Aaa in the case of Moody's.  For any  short-term  deposit or  security,  a rating of A-l+ in the case of S&P or
P-1 in the case of Moody's.

            Appraised  Value:   For  any  Mortgaged   Property  related  to  a
Mortgage  Loan,  the value thereof as determined by an appraisal  made for the originator  of the Mortgage  Loan at the time of  origination  of the Mortgage
Loan by an appraiser who met the  requirements  of the Servicer and Fannie Mae or Freddie Mac.

            Assignment  Agreement:   The agreement attached as Exhibit D to the
Sale and Servicing  Agreement,  whereby the MortgageIT Servicing Agreement and the PWS Agreement  were  assigned to the Indenture  Trustee for the benefit of the Noteholders.

            Assignment  of Mortgage:   An  assignment  of  Mortgage,  notice of
transfer or equivalent  instrument,  in recordable  form,  which is sufficient under the laws of the jurisdiction  wherein the related Mortgaged  Property is located  to  reflect of record  the sale of the  Mortgage,  which  assignment, notice of transfer or equivalent  instrument may be in the form of one or more
blanket  assignments   covering  Mortgages  secured  by  Mortgaged  Properties
located in the same county, if permitted by law.

            Authorized  Newspaper:   A newspaper of general  circulation in the
Borough of Manhattan,  The City of New York,  printed in the English  language and  customarily  published on each Business Day,  whether or not published on
Saturdays, Sundays or holidays.

            Authorized  Officer:   With  respect to the Issuer,  any officer of
the Owner  Trustee who is  authorized  to act for the Owner Trustee in matters relating  to the  Issuer  and who is  identified  on the  list  of  Authorized
Officers  delivered  by  the  Owner  Trustee  to  the  Indenture  Trustee  and
Securities  Administrator on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

            Available  Funds:   With  respect to any Payment  Date,  the sum of
the  following:  (a) all  previously  undistributed  payments  on  account  of principal  (including the principal portion of Scheduled  Payments,  Principal
Prepayments and the principal  portion of  Net Liquidation  Proceeds)  and all previously  undistributed  payments on account of interest  received after the
Cut-off  Date and on or  prior  to the  related  Determination  Date,  (b) any
Monthly  Advances and  Compensating  Interest  Payments by the Servicer or the
Master  Servicer  and such Payment  Date,  (c) any amounts  reimbursed  by the
Master Servicer in connection with losses on certain  eligible  investments in the in the Payment Account and (d) any Yield Maintenance  Agreement  Payments,
except:

            (1)   all  payments  on the  Mortgage  Loans  that  were due on or before the Cut-off Date;

            (2)   all Principal  Prepayments and  Liquidation  Proceeds on the
                  Mortgage  Loans  received  after the  applicable  Prepayment
                  Period;

            (3)   all  payments,  other  than  Principal  Prepayments,  on the
                  Mortgage  Loans that  represent  early  receipt of Scheduled
                  Payments  due on a date or dates  subsequent  to the related
                  Due Date;

            (4)   amounts  received  on  particular  Mortgage  Loans  as  late payments of principal or interest and respecting  which, and to the  extent  that,  there  are any  unreimbursed  Monthly
                  Advances;

            (5)   amounts  representing Monthly Advances on the Mortgage Loans determined to be Nonrecoverable Advances;

            (6)   any  investment  earnings  on  amounts  on  deposit  in  the
                  Protected   Account,   the   Payment   Account  and  amounts
                  permitted to be  withdrawn  from the  Protected  Account and the Payment  Account  pursuant to the  MortgageIT  Servicing
                  Agreement,   the  Sale  and  Servicing   Agreement  and  the
                  Indenture;

            (7)   amounts   needed  to  pay  the   Servicing  Fee  and  Master
                  Servicing  Fee or to  reimburse  the  Servicer or the Master
                  Servicer  for  amounts  due under the  MortgageIT  Servicing
                  Agreement  and  the  Sale  and  Servicing  Agreement  to the
                  extent  such  amounts  have not been  retained  by,  or paid previously to, the Servicer or the Master Servicer; and

            (8)   any fees, expenses or other amounts  reimbursable or payable to the Indenture Trustee, the Securities Administrator,  the
                  Owner  Trustee  and the  Custodian  pursuant to the Sale and
                  Servicing Agreement,  the Indenture,  the Trust Agreement or
                  the Custodial Agreement.

            Available  Funds Rate:   On any Payment  Date,  with respect to the
Notes,  the per annum rate equal to the product of (i) the weighted average of the Net Rates on the  Mortgage  Loans  included  in the Trust as of the end of the  prior  Due  Period,  weighted  on the  basis of the  Scheduled  Principal
Balances  thereof  as of the end of the prior Due  Period  and (ii) a fraction equal to (x) the aggregate  Scheduled  Principal Balance of the Mortgage Loans
as of the end of the  prior  Due  Period  divided  by (y) the  aggregate  Note
Principal  Balance of the  Mortgage  Notes  immediately  prior to such Payment
Date.

            Average  Loss  Severity  Percentage:   With  respect to any Payment
Date, the percentage  equivalent of a fraction,  the numerator of which is the sum of the Loss  Severity  Percentages  for each  Mortgage  Loan  which  had a
Realized  Loss and the  denominator  of which is the number of Mortgage  Loans which had Realized Losses.

            Bankruptcy  Code:   The United States  Bankruptcy  Code, as amended
as codified in 11 U.S.C. §§ 101-1330.

            Bankruptcy   Loss:   With  respect  to  any  Mortgage   Loan,  any
Deficient  Valuation or Debt Service  Reduction  related to such Mortgage Loan as reported by the Servicer to the Master Servicer.

            Basic Documents:   The Trust  Agreement,  the Certificate of Trust,
the  Indenture,   the  Sale  and  Servicing   Agreement,   the  Administration
Agreement,   the  PWS  Agreement,  the  MortgageIT  Servicing  Agreement,  the
Mortgage  Loan  Purchase  Agreement,   the  Assignment  Agreement,  the  Yield
Maintenance  Agreements and the other documents and certificates  delivered in connection with any of the above.

            Basic Principal  Distribution  Amount:   With respect to any Payment
Date,  the  lesser  of (a) the  excess  of (i) the  Available  Funds  for such
Payment Date over (ii) the  aggregate  amount of Accrued Note Interest for the related  Notes for such Payment Date and (b) the Principal  Remittance  Amount for such Payment Date.

            Basis  Risk  Shortfall:   With  respect  to any Class of Notes,  on
each  Payment  Date where clause  (iii) of the  definition  of "Note  Interest
Rate" is less than  clauses (i) or (ii) of the  definition  of "Note  Interest
Rate", the excess,  if any, of (x) the aggregate Accrued Note Interest thereon for such Payment Date calculated  pursuant to the lesser of clause (i) or (ii)
of the  definition  of Note  Interest  Rate over (y)  interest  accrued on the
Mortgage Loans at the Available Funds Rate.

            Basis Risk Shortfall  Carry-Forward  Amount:   With respect to each
Class of Notes and any Payment Date, as determined  separately  for each Class of Notes, an amount equal to the aggregate  amount of Basis Risk Shortfall for such Notes on such  Payment  Date,  plus any unpaid Basis Risk  Shortfall  for such Class of Notes from prior Payment  Dates,  plus  interest  thereon at the
Note  Interest  Rate for such  Payment  Date for such  Class  for the  related
Accrual Period,  to the extent  previously  unreimbursed  from the Net Monthly
Excess Cashflow.

            Beneficial  Owner:   With  respect  to any Note,  the Person who is
the beneficial  owner of such Note as reflected on the books of the Depository or on the  books of a Person  maintaining  an  account  with  such  Depository
(directly  as a  Depository  Participant  or  indirectly  through a Depository
Participant, in accordance with the rules of such Depository).

            Book-Entry  Notes:   Beneficial  interests in the Notes,  ownership
and  transfers of which shall be made  through book entries by the  Depository as described in Section 4.06 of the Indenture.

            Business  Day:   Any day other than (i) a Saturday or a Sunday,  or
(ii) a day on which the New York Stock  Exchange or Federal  Reserve is closed or on which banking  institutions  in the  jurisdiction in which the Indenture
Trustee, the Master Servicer, the Servicer or the Securities  Administrator is
located are authorized or obligated by law or executive order to be closed.

            Calendar  Quarter:   January  1 to  March  31,  April 1 to June 30,
July 1 to September 30, or October 1 to December 31, as applicable.

            Certificate   Distribution   Account:   The  account  or  accounts
created and  maintained  pursuant to Section  3.09(c) of the Trust  Agreement.
The Certificate Distribution Account shall be an Eligible Account.

            Certificate  Paying Agent:   The meaning  specified in Section 3.09
of the Trust Agreement.

            Certificate   Percentage   Interest:    With   respect   to   each
Certificate, the Certificate Percentage Interest stated on the face thereof.

            Certificate  Register:   The register maintained by the Certificate
Registrar  in  which  the   Certificate   Registrar   shall  provide  for  the
registration of Certificates and of transfers and exchanges of Certificates.

            Certificate Registrar:   Initially,  the Securities  Administrator,
in its capacity as Certificate  Registrar,  or any successor to the Securities
Administrator in such capacity pursuant to the Trust Agreement.

            Certificate  of  Trust:   The  Certificate  of Trust  filed for the
Trust pursuant to Section 3810(a) of the Statutory Trust Statute.

            Certificates or Trust  Certificates:   The MortgageIT Trust 2004-1,
Trust  Certificates,   Series  2004-1,  evidencing  the  beneficial  ownership
interest in the Issuer and executed by the Owner Trustee in substantially  the form set forth in Exhibit A to the Trust Agreement.

            Certificateholder   or   Holder:   The  Person  in  whose  name  a
Certificate   is   registered   in  the   Certificate   Register.   Owners  of
Certificates  that have been  pledged in good faith may be regarded as Holders
if  the  pledgee   establishes   to  the   satisfaction   of  the   Securities
Administrator  or the Owner Trustee,  as the case may be, the pledgee's  right so to act with  respect to such  Certificates  and that the pledgee is not the
Issuer,  any other  obligor upon the  Certificates  or any Affiliate of any of the foregoing Persons.

            Class:   Any of the Class  A-1,  Class A-2,  Class M-1,  Class M-2,
Class B-1 or Class B-2 Notes.

            Class A Notes:   The  Class  A-1  Notes  and Class A-2 Notes in the
form attached as Exhibit A-1 to the Indenture.

            Class B Notes:   The  Class  B-1  Notes  and Class B-2 Notes in the
form attached as Exhibit A-3 to the Indenture.

            Class M Notes:   The  Class  M-1  Notes  and Class M-2 Notes in the
form attached as Exhibit A-2 to the Indenture.

            Closing Date:   September 30, 2004.

            Code:   The  Internal  Revenue  Code of 1986,  as amended,  and the rules and regulations promulgated thereunder.

            Collateral:   The meaning  specified in the Granting  Clause of the
Indenture.

            Commission:   The Securities and Exchange Commission.

            Company:   EMC Mortgage Corporation.

            Compensating  Interest Payment:   As defined in Section 3.23 of the
Sale and Servicing Agreement.

            Corporate  Trust Office:   With respect to the  Indenture  Trustee,
the principal  corporate trust office of the Indenture Trustee at which at any particular  time its  engagement  under the Indenture  shall be  administered, which  office at the date of the  execution of this  instrument  is located at
Deutsche Bank National Trust Company,  1761 East St. Andrew Place,  Santa Ann,
CA 92705 Attention:  Trust  Administration - MG0401. With respect to the Owner
Trustee,  the principal  corporate  trust office of the Owner Trustee at which at any particular  time its corporate  trust  business shall be  administered, which office at the date of the  execution of this Trust  Agreement is located at Wilmington  Trust Company,  Rodney Square North,  1100 North Market Street,
Wilmington,  Delaware 19801,  Attention:  MortgageIT Trust 2004-1  (MortgageIT
2004-1).   The  Corporate   Trust  Office  of  the  Note   Registrar  and  the
Certificate  Registrar for purposes of presentment  and surrender of the Notes and the  Certificates  for the final payment or  distribution  thereon and for transfer  is  located  at Sixth  Street  and  Marquette  Avenue,  Minneapolis,
Minnesota 55479,  Attention:  MortgageIT 2004-1, and for all other purposes is
located  at  P.O.  Box  92,  Columbia,   Maryland  21046  (or,  for  overnight
deliveries,  9062 Old Annapolis Road,  Columbia,  Maryland 21045),  Attention:
MortgageIT 2004-1, or any other address that the Securities  Administrator may
designate   from  time  to  time  by  notice  to  the   Noteholders   and  the
Certificateholders.

            Custodial   Agreement:   The  custodial   agreement  dated  as  of
September 30, 2004, among the Issuer,  the Indenture  Trustee,  the Depositor, the Master  Servicer  and the  Custodian,  relating  to the  MortgageIT  Trust
2004-1, Mortgage-Backed Notes, Series 2004-1.

            Custodian:   Deutsche   Bank   National   Trust  Company  and  its
successors and assigns.

            Cut-off  Date:   With respect to the Mortgage  Loans,  September 1,
2004.

            Cut-off Date Balance:   $811,228,608.17.

            Cut-off  Date  Principal  Balance:   With  respect to any  Mortgage
Loan,  the  unpaid  principal  balance  thereof as of the  Cut-off  Date after applying  the  principal  portion of Monthly  Payments  due on or before  such date,  whether or not received,  and without  regard to any payments due after such date.

            Debt Service  Reduction:   Any reduction of the Scheduled  Payments
which a Mortgagor is  obligated  to pay with  respect to a Mortgage  Loan as a result of any proceeding  under the Bankruptcy Code or any other similar state law or other proceeding.

            Default:   Any  occurrence  which is or with notice or the lapse of
time or both would become an Event of Default.

            Deficient  Valuation:   With  respect  to  any  Mortgage  Loan,  a
valuation of the Mortgaged  Property by a court of competent  jurisdiction  in an  amount  less than the then  outstanding  indebtedness  under the  Mortgage
Loan,  which  valuation   results  from  a  proceeding   initiated  under  the
Bankruptcy Code or any other similar state law or other proceeding.

            Definitive  Notes:   The meaning  specified  in Section 4.06 of the
Indenture.

            Deleted   Mortgage  Loan:   A  Mortgage  Loan  replaced  or  to  be
replaced with a Substitute Mortgage Loan.

            Depositor:   Structured  Asset  Mortgage  Investments  II  Inc.,  a
Delaware corporation, or its successor in interest.

            Depository:   The Depository  Trust  Company,  the nominee of which
is Cede & Co., or any successor thereto.

            Depository  Participant:   A Person  for  whom,  from time to time,
the  Depository  effects  book-entry   transfers  and  pledges  of  securities
deposited with the Depository.

            Designated  Depository   Institution:   A  depository  institution
(commercial  bank,  federal  savings bank,  mutual savings bank or savings and loan association) or trust company (which may include the Indenture  Trustee), the deposits of which are fully insured by the FDIC to the extent  provided by law.

            Determination  Date:   With respect to any Payment  Date,  the 15th
day of the related  month,  or if the 15th day of such month is not a Business
Day, the immediately preceding Business Day.

            Due Date:   With  respect  to each  Mortgage  Loan,  the day of the
month on which each scheduled Monthly Payment is due.

            Due  Period:   With  respect to any Payment  Date and the  Mortgage
Loans,  the  period  commencing  on the  second  day of the month  immediately preceding the month in which such Payment Date occurs (or, with respect to the first Due Period, the day following  the Cut-off Date) and ending on the first day of the month in which such Payment Date occurs.

            Eligible  Account:   Any of  (i) a  segregated  account  maintained
with a federal or state  chartered  depository  institution (A) the short-term obligations  of which are rated A-1 or better by S&P and P-1 by Moody's at the time of any  deposit  therein  or (B)  insured  by the  FDIC  (to  the  limits established by such corporation),  the uninsured deposits in which account are otherwise  secured such that, as evidenced by an Opinion of Counsel  (obtained by the Person  requesting  that the  account be held  pursuant  to this clause
(i)) delivered to the Securities  Administrator  prior to the establishment of such account,  the Noteholders  will have a claim with respect to the funds in such account and a perfected  first  priority  security  interest  against any collateral  (which  shall be limited to Permitted  Investments,  each of which shall  mature  not later  than the  Business  Day  immediately  preceding  the
Payment Date next  following the date of investment in such  collateral or the
Payment Date if such Permitted  Investment is an obligation of the institution that  maintains the Payment  Account)  securing such funds that is superior to claims  of any  other  depositors  or  general  creditors  of  the  depository institution  with which such account is  maintained,  (ii) a segregated  trust account or accounts  maintained with a federal or state  chartered  depository institution  or trust  company  with  trust  powers  acting  in its  fiduciary
capacity  or  (iii)  a   segregated   account  or  accounts  of  a  depository
institution  acceptable to the Rating Agencies (as evidenced in writing by the
Rating  Agencies that use of any such account as the Payment  Account will not have an adverse effect on the then-current  ratings assigned to the Classes of
Notes then rated by such Rating Agency).  Eligible Accounts may bear interest.

            ERISA:   The Employee  Retirement  Income  Security Act of 1974, as
amended.

            Event of Default:   With respect to the  Indenture,  any one of the
following  events  (whatever  the reason for such Event of Default and whether it shall be  voluntary  or  involuntary  or be effected by operation of law or pursuant to any judgment,  decree or order of any court or any order,  rule or regulation of any administrative or governmental body):

                  (i) a  failure  by  the  Issuer  to  pay  (a)  Accrued  Note
            Interest on any Class of Notes or (b) the  Principal  Distribution
            Amount with respect to a Payment Date on such Payment Date; or

                  (ii)  the  failure  by the  Issuer  on the  Final  Scheduled
            Payment  Date to pay all Accrued  Note  Interest and to reduce the
            Note Principal Balance of any Class of Notes to zero; or

                  (iii)  there   occurs  a  default  in  the   observance   or
            performance  of any  covenant or  agreement  of the Issuer made in the  Indenture,  or any  representation  or warranty of the Issuer made in the  Indenture  or in any  certificate  or  other  writing delivered  pursuant  hereto or in connection  herewith  proving to have been  incorrect in any  material  respect as of the time when the same shall have been made,  and such default shall continue or not be cured,  or the  circumstance  or  condition  in  respect of which such  representation  or warranty  was  incorrect  shall not have been eliminated or otherwise  cured,  for a period of 30 days after there  shall have been given,  by  registered  or  certified mail, to the Issuer by the Indenture  Trustee or to the Issuer and
            the  Indenture  Trustee  by the  Holders  of at  least  25% of the aggregate  Note  Principal  Balance of the  Outstanding  Notes,  a
            written    notice    specifying    such   default   or   incorrect
            representation  or warranty  and  requiring  it to be remedied and stating that such notice is a notice of default hereunder; or

                  (iv)  there  occurs  the  filing  of a decree  or order  for relief by a court having  jurisdiction  in the premises in respect of the Issuer or any  substantial  part of the Trust  Estate in an
            involuntary   case   under  any   applicable   federal   or  state
            bankruptcy,  insolvency  or other  similar law now or hereafter in
            effect,   or   appointing   a  receiver,   liquidator,   assignee,
            custodian,  trustee,  sequestrator  or  similar  official  of  the
            Issuer  or for  any  substantial  part  of the  Trust  Estate,  or ordering the winding-up or  liquidation  of the Issuer's  affairs, and such decree or order shall  remain  unstayed and in effect for a period of 60 consecutive days; or

                  (v)  there  occurs  the  commencement  by  the  Issuer  of a voluntary case under any applicable  federal or state  bankruptcy, insolvency  or other  similar law now or hereafter  in effect,  or the  consent  by the Issuer to the entry of an order for relief in an  involuntary  case  under any such law,  or the  consent by the
            Issuer to the  appointment  or taking  possession  by a  receiver, liquidator,  assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any  substantial  part of the assets of the Trust  Estate,  or the making by the Issuer of any  general assignment  for the  benefit of  creditors,  or the failure by the
            Issuer  generally  to pay its debts as such debts  become  due, or the taking of any action by the  Issuer in  furtherance  of any of the foregoing.

            Excess  Liquidation  Proceeds:   To the extent  that such amount is
not required by law to be paid to the related  Mortgagor,  the amount, if any, by which  Liquidation  Proceeds  with  respect to a Liquidated  Mortgage  Loan exceed the sum of (i) the Outstanding  Principal Balance of such Mortgage Loan and accrued but unpaid interest at the related Mortgage  Interest Rate through the last day of the month in which the related  Liquidation Date occurs,  (ii)
related  Liquidation  Expenses  (including   Liquidation  Expenses  which  are
payable  therefrom to the Servicer or the Master  Servicer in accordance  with the MortgageIT  Servicing  Agreement or the Sale and Servicing  Agreement) and
(iii)  unreimbursed  advances  by the  Servicer  or the  Master  Servicer  and
Monthly Advances.

            Exchange  Act:   The  Securities  Exchange Act of 1934,  as amended,
and the rules and regulations promulgated thereunder.

            Expenses:   The  meaning  specified  in  Section  7.02 of the Trust
Agreement.

            Fannie Mae:   Fannie Mae (formerly,  the Federal  National  Mortgage
Association), or any successor thereto.

            FDIC:   The Federal Deposit  Insurance  Corporation or any successor thereto.

            Fee Agreement:   The Fee Agreement  dated as of September 30, 2004,
among the Owner Trustee and the Depositor.

            Final  Certification:   The final  certification  delivered  by the
Custodian  pursuant to Section  2.3(c) of the Custodial  Agreement in the form attached thereto as Exhibit Three.

            Final  Scheduled  Payment  Date:   With  respect  to each  Class of
Notes, the Payment Date in November 2034.

            Five-Year Hybrid Mortgage Loan:   An  adjustable-rate  Mortgage Loan
which has an initial fixed period of five years.

            Freddie  Mac:   Freddie  Mac  (formerly,   the  Federal  Home  Loan
Mortgage Corporation), or any successor thereto.

            Grant:   Pledge,   bargain,   sell,  warrant,   alienate,   remise,
release,  convey,  assign,  transfer,  create,  and  grant a lien  upon  and a security  interest  in and right of  set-off  against,  deposit,  set over and confirm  pursuant to the Indenture.  A Grant of the Collateral or of any other agreement  or  instrument  shall  include all rights,  powers and options (but none of the  obligations)  of the granting  party  thereunder,  including  the immediate  and  continuing  right  to claim  for,  collect,  receive  and give receipt for principal and interest  payments in respect of such  collateral or other  agreement or instrument  and all other moneys  payable  thereunder,  to give and receive  notices and other  communications,  to make waivers or other agreements,  to exercise all rights and options,  to bring  proceedings in the name of the  granting  party or  otherwise,  and  generally  to do and receive anything  that the  granting  party  is or may be  entitled  to do or  receive thereunder or with respect thereto.

            Gross Margin:   As to each Mortgage Loan, the fixed  percentage set
forth  in the  related  Mortgage  Note  and  indicated  on the  Mortgage  Loan
Schedule  which  percentage  is added to the  related  Index on each  Interest
Adjustment  Date to determine  (subject to  rounding,  the minimum and maximum
Mortgage  Interest Rate and the Periodic Rate Cap) the Mortgage  Interest Rate
until the next Interest Adjustment Date.

            Indemnified  Party:   The meaning  specified in Section 7.02 of the
Trust Agreement.

            Indenture:   The indenture  dated as of September  30, 2004,  among
the Issuer, the Indenture Trustee and the Securities  Administrator,  relating to the MortgageIT Trust 2004-1, Mortgage-Backed Notes, Series 2004-1.

            Indenture Trustee:   Deutsche Bank National Trust Company,  and its
successors and assigns or any successor  indenture trustee appointed  pursuant to the terms of  the Indenture.

            Independent:   When used with respect to any specified Person,  the
Person (i) is in fact  independent  of the  Issuer,  any other  obligor on the
Notes,  the Seller,  the Master  Servicer,  the Depositor and any Affiliate of
any of the  foregoing  Persons,  (ii)  does  not  have  any  direct  financial interest or any material indirect  financial  interest in the Issuer, any such other  obligor,  the  Seller,  the  Master  Servicer,  the  Depositor  or  any
Affiliate of any of the foregoing  Persons and (iii) is not connected with the
Issuer,  any  such  other  obligor,  the  Seller,  the  Master  Servicer,  the
Depositor  or any  Affiliate  of any of the  foregoing  Persons as an officer,
employee,  promoter,   underwriter,   trustee,  partner,  director  or  person
performing similar functions.

            Independent   Certificate:   A   certificate   or  opinion  to  be
delivered to the Indenture Trustee under the  circumstances  described in, and otherwise complying with, the applicable  requirements of Section 10.01 of the
Indenture,  made by an independent  appraiser or other expert  appointed by an
Issuer  Request,  and such opinion or certificate  shall state that the signer has  read the  definition  of  "Independent"  in this  Indenture  and that the signer is Independent within the meaning thereof.

            Index:   The  index,  if  any,  specified  in a  Mortgage  Note  by reference to which the related  Mortgage  Interest  Rate will be adjusted from time to time.

            Initial  Note  Principal  Balance:   With  respect to the Class A-1
Notes,  $616,940,000,  with respect to the Class A-2 Notes,  68,549,000,  with respect to the Class M-1  Notes,  $36,506,000,  with  respect to the Class M-2
Notes,  $30,421,000,  with respect to the Class B-1 Notes, 39,750,000 and with respect to the Class B-2 Notes $16,223,308.

            Initial  Certification:   The initial  certification  delivered  by
the Custodian  pursuant to Section  2.3(a) of the  Custodial  Agreement in the
form attached thereto as Exhibit One.

            Insurance   Policy:   With  respect  to  any  Mortgage  Loan,  any
standard hazard  insurance  policy,  flood insurance policy or title insurance policy.

            Insurance  Proceeds:   Amounts  paid  by  the  insurer  under  any
Insurance  Policy covering any Mortgage Loan or Mortgaged  Property other than amounts  required  to be paid  over to the  Mortgagor  pursuant  to law or the related  Mortgage Note or Security  Instrument  and other than amounts used to repair or restore the Mortgaged Property or to reimburse insured expenses.

            Interest  Adjustment  Date:   With respect to a Mortgage  Loan, the
date,  if any,  specified in the related  Mortgage  Note on which the Mortgage
Interest Rate is subject to adjustment.

            Interest  Determination  Date:   With respect to the first  Accrual
Period,  the second LIBOR  Business Day preceding  the Closing Date,  and with respect to each  Accrual  Period  thereafter,  the second  LIBOR  Business Day preceding the related Payment Date on which such Accrual Period commences.

            Interest  Shortfall:   With  respect to any  Payment  Date and each
Mortgage Loan that during the related  Prepayment  Period was the subject of a
Principal  Prepayment  or  constitutes  a Relief Act Mortgage  Loan, an amount determined as follows:

            (a)   Partial principal  prepayments  received during the relevant
Prepayment  Period:   The  difference  between (i) one month's  interest at the
applicable  Net Rate on the amount of such  prepayment  and (ii) the amount of
interest  for  the  calendar  month  of  such  prepayment   (adjusted  to  the
applicable Net Rate) received at the time of such prepayment;

            (b)   Principal  prepayments in full received  during the relevant
Prepayment  Period:  The  difference  between (i) one month's  interest at the applicable Net Rate on the Scheduled  Principal  Balance of such Mortgage Loan immediately  prior to such  prepayment and (ii) the amount of interest for the calendar  month of such  prepayment  (adjusted  to the  applicable  Net  Rate)
received at the time of such prepayment; and

            (c)   Relief Act  Mortgage  Loans:  As to any Relief Act  Mortgage
Loan,  the excess of (i) 30 days'  interest  (or,  in the case of a  principal prepayment  in full,  interest  to the date of  prepayment)  on the  Scheduled
Principal Balance thereof (or, in the case of a principal  prepayment in part, on the amount so prepaid) at the related Net Rate over (ii) 30 days'  interest
(or, in the case of a principal  prepayment  in full,  interest to the date of prepayment)  on  such  Scheduled  Principal  Balance  (or,  in the  case  of a
Principal  Prepayment  in part,  on the  amount  so  prepaid)  at the Net Rate required to be paid by the Mortgagor as limited by  application  of the Relief
Act.

            Interim  Certification:   The interim  certification  delivered  by
the Custodian  pursuant to Section  2.3(b) of the  Custodial  Agreement in the
form attached thereto as Exhibit Two.

            Investment  Company Act:   The  Investment  Company Act of 1940,  as
amended, and any amendments thereto.

            IRS:   The Internal Revenue Service.

            Issuer:   MortgageIT Trust 2004-1,  a Delaware  statutory trust, or
its successor in interest.

            Issuer  Request:   A written order or request signed in the name of
the  Issuer  by any  one of  its  Authorized  Officers  and  delivered  to the
Indenture Trustee or Securities Administrator, as applicable.

            LIBOR  Business  Day:   A day on which banks are open for dealing in
foreign currency and exchange in London and New York City.

            Lien:   Any   mortgage,   deed  of  trust,   pledge,   conveyance,
hypothecation,  assignment,  participation, deposit arrangement,  encumbrance, lien  (statutory or other),  preference,  priority  right or interest or other
security  agreement  or  preferential   arrangement  of  any  kind  or  nature
whatsoever,  including,  without  limitation,  any  conditional  sale or other title retention  agreement,  any financing lease having substantially the same economic  effect  as any of the  foregoing  and the  filing  of any  financing statement  under the UCC (other than any such  financing  statement  filed for informational  purposes  only)  or  comparable  law  of  any  jurisdiction  to evidence any of the foregoing.

            Liquidated  Mortgage  Loan:   Any  defaulted  Mortgage  Loan  as to
which the Servicer or the Master  Servicer has determined  that all amounts it expects  to  recover  from or on  account  of such  Mortgage  Loan  have  been recovered.

            Liquidation  Date:   With respect to any Liquidated  Mortgage Loan,
the date on which the Master  Servicer or the Servicer has certified that such
Mortgage Loan has become a Liquidated Mortgage Loan.

            Liquidation   Expenses:   With  respect  to  a  Mortgage  Loan  in
liquidation,  unreimbursed  expenses paid or incurred by or for the account of the Master  Servicer or the Servicer in  connection  with the  liquidation  of such Mortgage Loan and the related Mortgage Property,  such expenses including
(a)  property   protection   expenses,   (b)  property  sales  expenses,   (c)
foreclosure and sale costs,  including  court costs and reasonable  attorneys'
fees, and (d) similar expenses  reasonably paid or incurred in connection with liquidation.

            Liquidation  Proceeds:   Amounts  received in  connection  with the
liquidation of a defaulted  Mortgage Loan,  whether  through  trustee's  sale, foreclosure sale, Insurance Proceeds,  condemnation  proceeds or otherwise and any Subsequent Recoveries.

            Loan-to-Value  Ratio:   Has the  meaning  assigned  to such term in
the MortgageIT Servicing Agreement.

            Loss Severity  Percentage:   With respect to any Payment Date,  the
percentage  equivalent of a fraction,  the numerator of which is the amount of
Realized  Losses  incurred on a Mortgage Loan and the  denominator of which is the Scheduled  Principal  Balance of such Mortgage Loan  immediately  prior to the liquidation of such Mortgage Loan.

            Lost Notes:   The original  Mortgage  Notes that have been lost, as
indicated on the Mortgage Loan Schedule.

            Majority  Certificateholder:   A  Holder  of a  50.01%  or  greater
Certificate Percentage Interest of the Certificates.

            Master Servicer:   Wells Fargo Bank, National Association,  and its
successors and assigns.

            Master Servicer  Certification:   A written certification  covering
servicing  of the  Mortgage  Loans by the Servicer and signed by an officer of the Master Servicer that complies with (i) the  Sarbanes-Oxley Act of 2002, as amended from time to time,  and (ii) the  February  21, 2003  Statement by the
Staff of the Division of  Corporation  Finance of the  Securities and Exchange
Commission  Regarding  Compliance  by  Asset-Backed  Issuers with Exchange Act
Rules  13a-14 and 15d-14,  as in effect from time to time;  provided  that if, after the Closing Date (a) the Sarbanes-Oxley Act of 2002 is amended,  (b) the
Statement  referred  to in  clause  (ii)  is  modified  or  superceded  by any subsequent  statement,  rule or  regulation  of the  Securities  and  Exchange
Commission  or  any  statement  of a  division  thereof,  or  (c)  any  future releases,  rules and  regulations are published by the Securities and Exchange
Commission  from  time to time  pursuant  to the  Sarbanes-Oxley  Act of 2002, which  in any  such  case  affects  the  form  or  substance  of the  required certification  and  results  in  the  required  certification  being,  in  the reasonable  judgment of the Master Servicer,  materially more onerous than the form  of  the  required  certification  as of the  Closing  Date,  the  Master
Servicer  Certification  shall be as agreed to by the Master  Servicer and the
Depositor  following a  negotiation  in good faith to determine  how to comply with any such new requirements.

            Master  Servicer  Event of Default:   Has the  meaning  assigned to
such term in Section 6.01 of the Sale and Servicing Agreement.

            Master   Servicing   Compensation:   For  any  Payment  Date,  any
investment  income on funds on deposit in the Payment Account which is payable to the Master  Servicer  on such  Payment  Date  pursuant  to  Sections  3.14,
4.02(c) and 4.04(d) of the Sale and Servicing Agreement.

            Master  Servicing  Fee:   With respect to each Mortgage Loan and any
Payment  Date,  the fee payable  monthly to the Master  Servicer in respect of compensation  as Master  Servicer  that accrues at an annual rate equal to the
Master  Servicing Fee Rate  multiplied by the Scheduled  Principal  Balance of such Mortgage Loan as of the first day of the related Due Period.

            Master  Servicing  Fee Rate:   With respect to any  Mortgage  Loan,
0.005% per annum.

            Maximum Note Interest Rate:   11.50% per annum.

            Material Defect:   The meaning  specified in Section 2.02(a) of the
Sale and Servicing Agreement.

            Maximum  Lifetime  Mortgage  Rate:   The  maximum  level to which a
Mortgage Interest Rate can adjust in accordance with its terms,  regardless of changes in the applicable Index.

            MERS:   Mortgage   Electronic   Registration   Systems,   Inc.,  a
corporation  organized  and existing  under the laws of the State of Delaware, or any successor thereto.

            MERS®  System:   The system of  recording  transfers  of  Mortgages
electronically maintained by MERS.

            MIN:   The  Mortgage   Identification  Number  for  Mortgage  Loans
registered with MERS on the MERS® System.

            Minimum  Lifetime  Mortgage  Rate:   The  minimum  level to which a
Mortgage Interest Rate can adjust in accordance with its terms,  regardless of changes in the applicable Index.

            MOM Loan:   With respect to any Mortgage  Loan,  MERS acting as the
mortgagee of such Mortgage Loan,  solely as nominee for the originator of such
Mortgage Loan and its successors and assigns,  at the origination  thereof, or as nominee  for any  subsequent  assignee  of the  originator  pursuant  to an assignment of mortgage to MERS.

            Monthly Advance:   An advance of principal or interest  required to
be made by the Servicer pursuant to the MortgageIT  Servicing Agreement or the
Master Servicer pursuant to Section 3.22 of the Sale and Servicing Agreement.

            Monthly  Payment:   With  respect to any Mortgage  Loan  (including
any REO Property) and any Due Date,  the payment of principal and interest due thereon,  or in the case of an Interest Only Mortgage Loan, the payment of (i)
interest or (ii) principal and interest,  if applicable,  accordance  with the amortization  schedule at the time applicable  thereto (after  adjustment,  if any, for partial Principal  Prepayments and for Deficient Valuations occurring prior  to such  Due  Date  but  before  any  adjustment  to such  amortization schedule by reason of any  bankruptcy,  other than a Deficient  Valuation,  or similar proceeding or any moratorium or similar waiver or grace period).

            Moody's:   Moody's Investors Service, Inc.

            Mortgage:   The  mortgage,   deed  of  trust  or  other  instrument
reflected on the Mortgage Loan Schedule as securing a Mortgage Loan.

            Mortgage   File:   The  file   containing  the  Related   Documents
pertaining  to  a  particular  Mortgage  Loan  and  any  additional  documents required to be added to the Mortgage  File  pursuant to the Sale and Servicing
Agreement.

            Mortgage   Interest  Rate:   The  annual  rate  at  which  interest
accrues  from  time to time  on any  Mortgage  Loan  pursuant  to the  related
Mortgage Note,  which rate is initially equal to the "Mortgage  Interest Rate"
set forth with respect thereto on the Mortgage Loan Schedule.

            Mortgage  Loan:   A mortgage  loan  transferred  and assigned to the
Trust  pursuant  to  Section  2.01 or Section  2.04 of the Sale and  Servicing
Agreement,  as identified in the Mortgage Loan Schedule,  including a mortgage loan the property securing which has become an REO Property.

            Mortgage  Loan  Purchase  Agreement:   The Mortgage  Loan  Purchase
Agreement  dated as of September 30, 2004,  between EMC Mortgage  Corporation, as seller,  and Structured  Asset Mortgage  Investments II Inc., as purchaser, and all amendments thereof and supplements  thereto,  attached to the Sale and
Servicing Agreement as Exhibit E.

            Mortgage  Loan  Schedule:   With respect to any date,  the schedule
of Mortgage  Loans held by the Issuer on such date.  The  schedule of Mortgage
Loans as of the  Cut-off  Date is the  schedule  set forth in Exhibit A to the
Sale and Servicing  Agreement,  which  schedule sets forth as to each Mortgage
Loan:

                  (i) the loan number;

                  (ii) the Mortgagor's name;

                  (iii) the  street  address  (including  city,  state and zip code) of the Mortgaged Property;

                  (iv) the Mortgage Interest Rate;

                  (v) the Servicing Fee Rate;

                  (vi) the Net Rate;

                  (vii) the original term to maturity;

                  (viii) the maturity date;

                  (ix) the stated remaining term to maturity;

                  (x) the original principal balance;

                  (xi) the first Payment Date;

                  (xii) the Monthly Payment in effect as of the Cut-off Date;

                  (xiii) the Cut-off Date Principal Balance;

                  (xiv) the Loan-to-Value Ratio at origination;

                  (xv) the paid-through date of the Mortgage Loan;

                  (xvi) the Issuer of any Primary Mortgage Insurance Policy;

                  (xvii) the Index and the Gross Margin, if applicable;

                  (xviii) the Maximum Lifetime Mortgage Rate, if applicable;

                  (xix) the Minimum Lifetime Mortgage Rate, if applicable;

                  (xx) the  Interest  Adjustment  Date  frequency  and Payment
            Date frequency, if applicable;

                  (xxi) the number of days delinquent, if any; and

                  (xxii) a code  identifying  whether the  Mortgage  Loan is a
            Three-Year Hybrid Mortgage Loan or Five-Year Hybrid Mortgage Loan.

            The Mortgage Loan  Schedule  shall also set forth the total number of Mortgage  Loans,  the total of each of the amounts  described under (x) and
(xiii) above for all of the Mortgage Loans,  the weighted average by principal balance of each of the rates  described under (iv), (v) and (vi) above for all of the Mortgage Loans and the weighted  average  remaining term to maturity by unpaid principal balance as of the Cut-off Date for all of the Mortgage Loans.

            Mortgage Note:   The originally  executed note or other evidence of
the indebtedness of a Mortgagor under the related Mortgage Loan.

            Mortgaged   Property:   Land   and   improvements   securing   the
indebtedness  of a Mortgagor  under the related  Mortgage Loan or, in the case of REO Property, such REO Property.

            MortgageIT:   MortgageIT  Holdings,  Inc.,  and its  successors and
assigns.

            MortgageIT  Servicing Agreement:   The Servicing  Agreement,  dated
September  1,  2004  between  EMC  Mortgage  Corporation,   as  purchaser  and
MortgageIT Holdings, Inc., as servicer.

            Mortgagor:   The obligor on a Mortgage Note.

            Net Liquidation Proceeds: Any Liquidation Proceeds net of unreimbursed advances by the Servicer, Monthly Advances, expenses incurred by the Servicer in connection with the liquidation of such Mortgage Loan and the related  Mortgaged
Property,  and any other amounts  payable to the Servicer  under the  MortgageIT
Servicing Agreement.

            Net Monthly Excess Cashflow: For any Payment Date, the excess of the
Available  Funds for such  Payment  Date  over (y) the sum of (A) the  aggregate amount of Accrued Note  Interest for the Notes for such Payment Date and (B) the
Principal Remittance Amount for such Payment Date.

            Net  Rate:   With  respect  to each  Mortgage  Loan,  the  Mortgage
Interest  Rate in effect  from time to time less the sum of (x) the  Servicing
Fee  Rate  and (y) the  Master  Servicing  Fee  Rate,  if  any,  in each  case expressed as a per annum rate.

            Nonrecoverable  Advance:   Any advance or Monthly Advance (i) which
was  previously  made or is  proposed to be made by the Master  Servicer,  the
Indenture  Trustee solely as successor  Master  Servicer,  or the Servicer and
(ii) which, in the good faith judgment of the Master  Servicer,  the Indenture
Trustee as  successor  Master  Servicer or the  Servicer,  will not or, in the case of a proposed  advance  or Monthly  Advance,  would  not,  be  ultimately recoverable by the Master Servicer,  the Indenture Trustee as successor Master
Servicer,  or the Servicer from Liquidation  Proceeds,  Insurance  Proceeds or future  payments  on the  Mortgage  Loan for which  such  advance  or  Monthly
Advance was made or is proposed to be made.

            Note:   A Class A Note, Class M Note or Class B Note.

            Note  Interest  Rate:   With  respect to each Payment Date and each
Class of Notes,  a  floating  rate equal to the least of (i)  One-Month  LIBOR plus the related Note Margin,  (ii) the Maximum Note  Interest  Rate and (iii)
the related Available Funds Rate with respect to such Payment Date.

            Note Margin:   With respect to the Class A-1 Notes,  on any Payment
Date prior to the Step-Up  Date,  0.39% per annum,  and on any Payment Date on and after the Step-Up  Date,  0.78% per annum.  With  respect to the Class A-2
Notes, on any Payment Date prior to the Step-Up Date,  0.45% per annum, and on any Payment Date on and after the Step-Up Date, 0.90% per annum.  With respect to the Class M-1 Notes,  on any Payment Date prior to the Step-Up Date,  0.55%
per annum,  and on any Payment Date on and after the Step-Up Date,  0.825% per annum.  With respect to the Class M-2 Notes,  on any Payment Date prior to the
Step-Up  Date,  0.67%  per  annum,  and on any  Payment  Date on and after the
Step-Up Date,  1.005% per annum.  With respect to the Class B-1 Notes,  on any
Payment Date prior to the Step-Up  Date,  1.20% per annum,  and on any Payment
Date on and after the  Step-Up  Date,  1.80% per  annum.  With  respect to the
Class B-2 Notes,  on any  Payment  Date prior to the Step-Up  Date,  2.15% per annum,  and on any  Payment  Date on and after the  Step-Up  Date,  3.225% per annum.

            Note Owner:   The Beneficial Owner of a Book-Entry Note.

            Note  Principal  Balance:   With respect to any Note as of any date
of  determination,  the initial Note  Principal  Balance as stated on the face thereof,  minus all amounts  distributed  in respect of principal with respect to such Note and the aggregate  amount of any reductions in the Note Principal
Balance  thereof  deemed to have occurred in connection  with  allocations  of
Realized Losses on all prior Payment Dates, plus any Subsequent  Recoveries on the Mortgage Loans added to the Note  Principal  Balance of such Note pursuant to Section  3.27 of the  Indenture.  With  respect to any Class of Notes,  the
Note  Principal  Balance  thereof  shall  be  equal  to the  sum  of the  Note
Principal Balances of all Outstanding Notes of such Class.

            Note  Register:   The register  maintained by the Note Registrar in
which the Note Registrar  shall provide for the  registration  of Notes and of transfers and exchanges of Notes.

            Note Registrar:   The Securities  Administrator,  in its capacity as
Note  Registrar,  or any  successor to the  Securities  Administrator  in such capacity.

            Noteholder  or  Holder:   The  Person  in  whose  name  a  Note  is
registered in the Note Register,  except that, any Note registered in the name of  the  Depositor,  the  Issuer,  the  Indenture  Trustee,  the  Seller,  the
Securities  Administrator  or the Master  Servicer or any  Affiliate of any of
them shall be deemed not to be a holder or holders,  nor shall any so owned be
considered   outstanding,   for  purposes  of  giving  any  request,   demand,
authorization,  direction,  notice,  consent or waiver under the  Indenture or the Trust  Agreement;  provided  that,  in  determining  whether the Indenture
Trustee or  Securities  Administrator  shall be  protected in relying upon any such request,  demand,  authorization,  direction,  notice, consent or waiver, only Notes that a Responsible  Officer of the Indenture  Trustee or Securities
Administrator  has actual  knowledge  to be so owned shall be so  disregarded.
Owners of Notes  that have  been  pledged  in good  faith may be  regarded  as
Holders if the  pledgee  establishes  to the  satisfaction  of the  Securities
Administrator  or the Owner Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer,  any other  obligor upon the Notes or any Affiliate of any of the foregoing Persons.

            Officer's  Certificate:   With  respect to the Master  Servicer,  a
certificate  signed by the President,  Managing Director,  a Director,  a Vice
President  or  an  Assistant  Vice  President,  of  the  Master  Servicer  and
delivered  to the  Indenture  Trustee  or  the  Securities  Administrator,  as
applicable.   With  respect  to  the  Issuer,  a  certificate  signed  by  any
Authorized  Officer of the Issuer,  under the circumstances  described in, and otherwise complying with, the applicable  requirements of Section 10.01 of the
Indenture,   and  delivered  to  the  Indenture   Trustee.   Unless  otherwise
specified,  any reference in the Indenture to an Officer's  Certificate  shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

            One-Month  LIBOR:   With  respect to any Accrual  Period,  the rate
determined  by  the   Securities   Administrator   on  the  related   Interest
Determination  Date on the  basis of the  London  interbank  offered  rate for one-month United States dollar deposits,  as such rates appear on the Telerate
Screen  Page  3750,   as  of  11:00  a.m.   (London  time)  on  such  Interest
Determination Date.

            In the event that on any  Interest  Determination  Date,  Telerate
Screen 3750 fails to indicate the London interbank  offered rate for one-month
United States dollar  deposits,  then One-Month LIBOR for the related Interest
Accrual Period will be established by the Securities Administrator as follows:

                  (i)   If on such  Interest  Determination  Date  two or more
            Reference Banks provide such offered  quotations,  One-Month LIBOR for the related  Accrual  Period shall be the  arithmetic  mean of such  offered  quotations  (rounded  upwards if  necessary  to the nearest whole multiple of 1/16%).

                  (ii)  If on such Interest  Determination Date fewer than two
            Reference Banks provide such offered  quotations,  One-Month LIBOR for  the  related  Accrual  Period  shall  be  the  higher  of (i)
            One-Month   LIBOR  as   determined   on  the   previous   Interest
            Determination Date and (ii) the Reserve Interest Rate.

            The   establishment   of   One-Month   LIBOR   on  each   Interest
Determination  Date  by  the  Securities   Administrator  and  the  Securities
Administrator's  calculation  of the  rate  of  interest  applicable  for  the related  Accrual Period shall (in the absence of manifest  error) be final and binding.

            Opinion of Counsel:   A written  opinion of counsel  acceptable  to
the Indenture  Trustee which counsel may be in-house counsel for the Depositor or the Seller if acceptable to the Indenture  Trustee and the Rating  Agencies
or outside  counsel for the  Depositor,  the Seller,  the Issuer or the Master
Servicer, as the case may be.

            Outstanding:   With  respect  to  the  Notes,  as of  the  date  of
determination,  all Notes  theretofore  executed,  authenticated and delivered under this Indenture except:

                  (i)   Notes  theretofore  canceled by the Note  Registrar or
            delivered to the Securities Administrator for cancellation; and

                  (ii)  Notes in exchange  for or in lieu of which other Notes have been executed,  authenticated  and delivered  pursuant to the
            Indenture   unless   proof    satisfactory   to   the   Securities
            Administrator  is  presented  that  any such  Notes  are held by a holder in due course.

            Outstanding  Mortgage  Loan:   With  respect  to any  Due  Date,  a
Mortgage  Loan  which,  prior  to such  Due  Date,  was not the  subject  of a
Principal  Prepayment in full,  did not become a Liquidated  Mortgage Loan and was not purchased or replaced.

            Outstanding   Principal   Balance:   As  of   the   time   of  any
determination,  the principal  balance of a Mortgage Loan remaining to be paid by the Mortgagor,  or, in the case of an REO Property,  the principal  balance of the related  Mortgage  Loan  remaining  to be paid by the  Mortgagor at the time such  property  was  acquired  by the Trust.

            Overcollateralization   Increase  Amount:   With  respect  to  any
Payment  Date,  the lesser of (i) the Net  Monthly  Excess  Cashflow  for such
Payment  Date and (ii) the excess,  if any,  of (a) the  Overcollateralization
Target Amount for such Payment Date over (b) the Overcollateralized  Amount on such  Payment  Date (after  taking into  account  payments to the Notes of the
Basic Principal Distribution Amount on such Payment Date).

            Overcollateralization  Target Amount:   With respect to any Payment
Date, 0.35% of the Cut-off Date Balance.

            Overcollateralized  Amount:   As of any Payment  Date,  the amount,
if any, by which (i) the aggregate Scheduled Principal Balance of the Mortgage
Loans (after giving effect to scheduled payments of  principal due  during the related  Due  Period,  to the extent  received or  advanced,  and  unscheduled collections  of  principal  received  during  the  related  Prepayment  Period including  Realized  Losses on the Mortgage Loans incurred  during the related
Prepayment  Period)  exceeds (ii) the aggregate Note Principal  Balance of the
Notes as of such Payment Date (assuming that 100% of the Principal  Remittance
Amount is applied as a principal payment on the Notes on such Payment Date).

            Owner  Trust  Estate:   The  corpus of the  Issuer  created  by the
Trust  Agreement,  which  consists of items referred to in Section 3.01 of the
Trust Agreement.

            Owner  Trustee:   Wilmington  Trust Company and its  successors and
assigns or any successor owner trustee appointed  pursuant to the terms of the
Trust Agreement.

            Paying  Agent:   Any  paying  agent or  co-paying  agent  appointed
pursuant  to  Section  3.03 of the  Indenture,  which  initially  shall be the
Securities Administrator.

            Payment  Account:   The  trust  account  or  accounts  created  and
maintained  pursuant  to  Section  4.04 of the Sale and  Servicing  Agreement,
which  shall  be  denominated   "Deutsche  Bank  National  Trust  Company,  as
Indenture  Trustee f/b/o holders of MortgageIT  Trust 2004-1,  Mortgage-Backed
Notes,  Series  2004-1 - Payment  Account."  The Payment  Account  shall be an
Eligible Account.

            Payment  Account  Deposit  Date:   The  Business  Day prior to each
Payment Date.

            Payment  Date:   The 25th day of each month,  or if such day is not
a Business Day, then the next Business Day, commencing in October 2004.

            Percentage  Interest:   With  respect to any Note,  the  percentage
obtained by dividing the Note Principal  Balance of such Note by the aggregate
Note  Principal  Balances  of all Notes of that  Class.  With  respect  to any
Certificate, the percentage as stated on the face thereof.

            Periodic  Rate  Cap:   With  respect  to each  Mortgage  Loan,  the
maximum  adjustment  that can be made to the  Mortgage  Interest  Rate on each
Interest  Adjustment Date in accordance with its terms,  regardless of changes in the applicable Index.

            Permitted   Investments:   Any  one  or  more  of  the   following
obligations  or securities  held in the name of the Indenture  Trustee for the benefit of the Noteholders:

            (i) direct  obligations  of, and obligations the timely payment of which are fully  guaranteed  by the United  States of America or any agency or instrumentality  of the United States of America the  obligations of which are backed by the full faith and credit of the United States of America;

            (ii) (a)  demand  or time  deposits,  federal  funds  or  bankers'
acceptances   issued  by  any   depository   institution   or  trust   company
incorporated  under  the laws of the  United  States of  America  or any state thereof  (including the Indenture  Trustee,  Securities  Administrator  or the
Master Servicer or its Affiliates  acting in its commercial  banking capacity)
and subject to  supervision  and  examination  by federal and/or state banking authorities,  provided that the commercial  paper and/or the  short-term  debt rating and/or the long-term  unsecured  debt  obligations  of such  depository institution  or trust company at the time of such  investment  or  contractual commitment  providing for such investment have the Applicable Credit Rating or better from the Rating  Agencies  and (b) any other  demand or time deposit or certificate of deposit that is fully insured by the Federal Deposit  Insurance
Corporation;

            (iii)  repurchase  obligations  with  respect to (a) any  security described in clause (i) above or (b) any other  security  issued or guaranteed by an  agency  or  instrumentality  of  the  United  States  of  America,  the obligations  of which are  backed by the full  faith and  credit of the United
States of America,  in either case entered into with a depository  institution or trust  company  (acting as  principal)  described in clause  (ii)(a)  above where the Securities Administrator holds the security therefor;

            (iv) securities  bearing  interest or sold at a discount issued by any corporation (including the Indenture Trustee,  Securities Administrator or
the Master  Servicer  or its  Affiliates)  incorporated  under the laws of the
United States of America or any state thereof that have the Applicable  Credit
Rating or better from the Rating  Agencies at the time of such  investment  or contractual commitment providing for such investment;  provided, however, that securities  issued  by  any  particular  corporation  will  not  be  Permitted
Investments  to the  extent  that  investments  therein  will  cause  the then outstanding  principal  amount of securities  issued by such  corporation  and held  as  part  of the  Trust  to  exceed  10% of  the  aggregate  Outstanding
Principal  Balances of all the Mortgage Loans and Permitted  Investments  held as part of the Trust as determined by the Master Servicer;

            (v)  commercial   paper   (including   both   non-interest-bearing
discount obligations and interest-bearing  obligations payable on demand or on a specified  date not more than one year after the date of  issuance  thereof)
having the Applicable  Credit Rating or better from the Rating Agencies at the time of such investment;

            (vi)  a  Reinvestment  Agreement  issued  by any  bank,  insurance company or other corporation or entity;

            (vii) any other demand, money market or time deposit,  obligation, security  or  investment  as  may be  acceptable  to the  Rating  Agencies  as evidenced in writing by the Rating  Agencies to the Securities  Administrator;
and

            (viii)  any  money   market  or  common   trust  fund  having  the
Applicable  Credit  Rating or better from the Rating  Agencies,  including any such fund for which the Indenture Trustee,  Securities Administrator or Master
Servicer or any affiliate of the Indenture Trustee,  Securities  Administrator
or Master Servicer acts as a manager or an advisor;  provided,  however,  that no instrument or security shall be a Permitted  Investment if such  instrument or security  evidences a right to receive only interest  payments with respect to the obligations  underlying  such  instrument or if such security  provides for  payment  of both  principal  and  interest  with a yield to  maturity  in excess  of 120% of the  yield  to  maturity  at par or if such  instrument  or security is purchased at a price  greater than par as determined by the Master
Servicer.

            Person:   Any  individual,   corporation,   partnership,   limited
liability company,  joint venture,  association,  joint-stock company,  trust,
unincorporated   organization   or  government  or  any  agency  or  political
subdivision thereof.

            Plan:   Any  employee  benefit  plan or  certain  other  retirement
plans  and  arrangements,   including   individual   retirement  accounts  and
annuities,  Keogh plans and bank  collective  investment  funds and  insurance company  general  or  separate  accounts  in which  such  plans,  accounts  or arrangements  are  invested,  that are subject to ERISA or Section 4975 of the
Code.

            Plan  Assets:   Assets of a Plan within the  meaning of  Department
of Labor regulation 29 C.F.R. § 2510.3-101.

            Pool  Balance:   With  respect  to any date of  determination,  the
aggregate of the  Scheduled  Principal  Balances of all  Mortgage  Loans as of
such date.

            Prepayment Interest  Shortfall:   With respect to any Payment Date
from Principal Prepayments, the Interest  Shortfall,  if any,  for such  Payment Date net of  Compensating Interest Payments made with respect to such Payment Date.

            Prepayment  Period:   With  respect  any  Mortgage  Loan  and  any
Payment  Date,  the calendar  month  immediately  preceding the month in which such payment occurs.

            Primary Mortgage  Insurance Policy:   Any primary mortgage guaranty
insurance  policy  issued in connection  with a Mortgage  Loan which  provides compensation  to a Mortgage Note holder in the event of default by the obligor under such Mortgage Note or the related  Security  Instrument,  if any, or any replacement  policy therefor through the related Accrual Period for such Class relating to a Payment Date.

            Principal  Distribution  Amount:   For any Payment Date, the sum of
(a) the Basic  Principal  Distribution  Amount for such Payment Date,  (b) any amounts in respect  of  payments  of the  Undercollateralization  Amount  from available  Net  Monthly  Excess  Cashflow  on that  Payment  Date  and (c) the
Overcollateralization  Increase  Amount  from  available  Net  Monthly  Excess
Cashflow on that Payment Date.

            Principal  Prepayment:   Any payment  (whether  partial or full) or
other  recovery of principal  on a Mortgage  Loan which is received in advance of its  scheduled  Due Date to the  extent  that it is not  accompanied  by an amount  as to  interest  representing  scheduled  interest  due on any date or dates in any month or months subsequent to the month of prepayment,  including
Insurance Proceeds and Repurchase  Proceeds,  including any prepayment penalty or premium but excluding the  principal portion of  Net  Liquidation  Proceeds received at the time of the Mortgage Loan  becomes a Liquidated Mortgage Loan.

            Principal  Remittance  Amount:   With respect to any Payment  Date,
the sum of the following:

                  (i)   the    principal    portion    of   each    previously
            undistributed  Monthly Payment due after the Cut-off Date received on or prior to the related  Determination  Date or advanced  prior to such Payment  Date (other than  Monthly  Payments due after the related Due Period,  which shall be treated as if received  during the Due Period they were due) on each Outstanding Mortgage Loan;

                  (ii)  the principal  portion of all proceeds of any Mortgage
            Loan repurchased  during the related  Prepayment Period (or deemed to have  been so  repurchased  in  accordance  with  the  Sale and
            Servicing  Agreement) pursuant to the Sale and Servicing Agreement and the amount of any shortfall  deposited in the Master  Servicer
            Collection  Account  in  connection  with  the  substitution  of a
            Deleted   Mortgage   Loan  pursuant  to  the  Sale  and  Servicing
            Agreement during the related Collection Period; and

                  (iii) the  principal   portion  of  all  other   unscheduled
            collections   received  during  the  related   Prepayment   Period
            (including, without limitation,  Principal  Prepayments (excluding any prepayment penalty or premium), Insurance Proceeds, Liquidation
            Proceeds  and REO  Proceeds) to  the extent applied by  the Master
            Servicer as  recoveries of principal on the Mortgage Loans pursuant to the Sale and Servicing Agreement.

            Proceeding:   Any suit in equity,  action at law or other  judicial
or administrative proceeding.

            Prospectus:   The Prospectus Supplement,  dated September 28, 2004,
together with the attached Prospectus, dated May 14, 2004.

            Protected Account:   An account  established and maintained for the
benefit of  Noteholders by the Servicer with respect to the Mortgage Loans and with respect to REO Property pursuant to the MortgageIT  Servicing  Agreement.
The Protected Account shall be an Eligible Account.

            Purchaser:   Structured  Asset  Mortgage  Investments  II  Inc.,  a
Delaware corporation, and its successors and assigns.

            PWS Agreement:   The Purchase,  Warranties and Servicing  Agreement
dated as of September 1, 2004 between MortgageIT and EMC Mortgage Corporation.

            Qualified  Insurer:   Any insurance  company duly qualified as such
under the laws of the state or states in which the related Mortgaged  Property or Mortgaged  Properties is or are located,  duly  authorized  and licensed in such state or states to transact  the type of  insurance  business in which it is engaged and approved as an insurer by the Master  Servicer,  so long as the claims  paying  ability  of which is  acceptable  to the Rating  Agencies  for mortgage-backed  notes having the same rating as the Notes rated by the Rating
Agencies as of the Closing Date.

            Rating  Agency:   Any  nationally  recognized   statistical  rating
organization,  or its  successor,  that rated the Notes at the  request of the
Depositor  at the  time  of the  initial  issuance  of the  Notes.  Initially,
Standard & Poor's and  Moody's.  If such  organization  or a  successor  is no longer in existence,  "Rating  Agency" with respect to the Notes shall be such nationally  recognized  statistical rating  organization,  or other comparable
Person,  designated by the  Depositor,  notice of which  designation  shall be given to the Indenture  Trustee and Master Servicer.  References herein to the highest  short term  unsecured  rating  category of a Rating Agency shall mean
A-1 or better in the case of  Standard  & Poor's,  P-1 in the case of  Moody's and in the  case  of any  other  Rating  Agency  shall  mean  such  equivalent ratings.  References  herein to the  highest  long-term  rating  category of a
Rating Agency shall mean "AAA" in the case of Standard & Poor's,  "Aaa" in the case of Moody's and in the case of any other Rating  Agency,  such  equivalent rating.

            Realized  Loss:   Any  (i)  Bankruptcy  Loss  or  (ii)  as  to  any
Liquidated  Mortgage  Loan,  (x) the  Outstanding  Principal  Balance  of such
Liquidated  Mortgage  Loan plus  accrued  and unpaid  interest  thereon at the
Mortgage  Interest Rate through the last day of the month of such liquidation,
less  (y)  the  related   Net  Liquidation  Proceeds   with  respect  to  such
Mortgage Loan and the related Mortgage  Property.  In addition,  to the extent the  Master  Servicer  receives  Subsequent  Recoveries  with  respect  to any
Mortgage  Loan,  the amount of the Realized Loss with respect to that Mortgage
Loan will be reduced to the extent such  recoveries  are applied to reduce the
Note Principal Balance of any Class of Notes on any Payment Date.

            Record  Date:   With  respect  to  any  Book-Entry  Notes  and  any
Payment Date, the close of business on the Business Day immediately  preceding such Payment  Date.  With respect to any Notes that are not  Book-Entry  Notes and the  Certificates,  the close of business on the last  Business Day of the calendar month preceding such Payment Date.

            Reference  Banks:   Any leading  banks engaged in  transactions  in
Eurodollar  deposits  in the  international  Eurocurrency  market  (i) with an established  place of business in London,  (ii) whose quotations appear on the
Telerate  Screen Page 3750 on the  Interest  Determination  Date in  question,
(iii) which have been designated as such by the Securities  Administrator  and
(iv) which are not Affiliates of the Depositor or the Seller.

            Reinvestment  Agreements:   One or  more  reinvestment  agreements,
acceptable to the Rating  Agencies,  from a bank,  insurance  company or other corporation or entity (including the Indenture Trustee).

            Related  Documents:   With  respect  to  each  Mortgage  Loan,  the
documents  specified  in Section  2.01(b)(i)-(vii)  of the Sale and  Servicing
Agreement and any documents  required to be added to such  documents  pursuant to the Sale and Servicing Agreement or the Mortgage Loan Purchase Agreement.

            Relief Act:   The  Servicemembers  Civil Relief Act, as amended,  or
any similar state law.

            Relief  Act  Mortgage  Loan:   Any  Mortgage  Loan as to which  the
Scheduled  Payment  thereof  has been  reduced due to the  application  of the
Relief Act.

            REO  Property:   A Mortgaged  Property  acquired in the name of the
Indenture  Trustee,  for the benefit of the  Noteholders,  by  foreclosure  or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            Repurchase  Price:   With  respect  to any  Mortgage  Loan  (or any
property  acquired with respect  thereto)  required to be  repurchased  by the
Seller  pursuant to the Mortgage Loan Purchase  Agreement or Article II of the
Sale and  Servicing  Agreement,  an amount  equal to the sum of (i)(a) 100% of the  Outstanding  Principal  Balance of such  Mortgage  Loan as of the date of repurchase  (or if the related  Mortgaged  Property was acquired  with respect thereto,  100%  of  the  Outstanding  Principal  Balance  at the  date  of the acquisition),  plus  (b)  accrued  but  unpaid  interest  on  the  Outstanding
Principal  Balance  at  the  related  Mortgage  Interest  Rate,   through  and
including the last day of the month of repurchase,  plus (c) any  unreimbursed
Monthly  Advances  and  servicing  advances  payable to the Servicer or to the
Master  Servicer and (ii) any costs and damages (if any) incurred by the Trust in  connection  with any  violation  of such  Mortgage  Loan of any  predatory lending laws.

            Repurchase  Proceeds:   the Repurchase Price in connection with any
repurchase  of a  Mortgage  Loan  by  the  Seller  and  any  cash  deposit  in connection with the substitution of a Mortgage Loan.

            Request for  Release:   A request for release in the form  attached
to the Sale and Servicing Agreement as Exhibit B.

            Required  Insurance  Policy:   With respect to any  Mortgage  Loan,
any  insurance  policy  which is required to be  maintained  from time to time under the Sale and Servicing Agreement with respect to such Mortgage Loan.

            Reserve    Interest   Rate:   With   respect   to   any   Interest
Determination  Date,  the rate per  annum  that the  Securities  Administrator determines to be either (i) the arithmetic mean (rounded  upwards if necessary to the nearest  whole  multiple of 0.0625%)  of the  one-month  United  States dollar  lending  rates which New York City banks  selected  by the  Securities
Administrator are quoting on the relevant Interest  Determination  Date to the principal  London offices of leading banks in the London  interbank  market or
(ii) in the event that the  Securities  Administrator  can  determine  no such arithmetic  mean, the lowest one-month United States dollar lending rate which
New York City banks  selected by the Securities  Administrator  are quoting on such Interest Determination Date to leading European banks.

            Responsible    Officer:      With   respect   to   the    Securities
Administrator,  any  officer  of  the  Securities  Administrator  with  direct responsibility  for the administration of the Indenture and also, with respect to a  particular  matter,  any other  officer to whom such  matter is referred because of such  officer's  knowledge of and  familiarity  with the particular subject;  and with  respect  to the  Indenture  Trustee,  any vice  president, assistant vice president,  any assistant  secretary or any assistant treasurer or any other officer of the Indenture  Trustee  working in its Corporate Trust
Office customarily  performing  functions similar to those performed by any of the above  designated  officers  who at such time shall be  officers  to whom, with respect to a particular  matter,  such matter is referred because of such officer's  knowledge of and  familiarity  with the  particular  subject or who shall have direct responsibility for the administration of this Indenture.

            Sale and Servicing  Agreement:   The Sale and Servicing  Agreement,
dated  September  30, 2004,  among the  Depositor,  the Issuer,  the Indenture
Trustee,  Wells Fargo  Bank,  National  Association,  as master  servicer  and securities administrator, and EMC Mortgage Corporation, as seller and company.

            Scheduled  Payment:   With  respect  to any  Mortgage  Loan and any
month, the scheduled  payment or payments of principal and interest due during such month on such  Mortgage  Loan which  either is payable by a Mortgagor  in such month under the related  Mortgage  Note or, in the case of REO  Property, would otherwise have been payable under the related Mortgage Note.

            Scheduled  Principal:   The  principal  portion  of  any  Scheduled
Payment.

            Scheduled  Principal  Balance:   With respect to any Mortgage  Loan
and any Payment Date (1) the unpaid  principal  balance of such  Mortgage Loan as of the close of business on the  related  Due Date  (taking  account of the principal  payment  to be  made on  such  Due  Date  and  irrespective  of any delinquency in its payment),  as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization  schedule by reason of any  bankruptcy or similar  proceeding  occurring  after the Cut-off
Date (other than a Deficient  Valuation) or any  moratorium or similar  waiver or grace period) less (2) any Principal  Prepayments and the principal portion
of  any   Net   Liquidation   Proceeds  received   during  or  prior   to  the
immediately   preceding   Prepayment  Period;   provided  that  the  Scheduled
Principal Balance of any Liquidated Mortgage Loan is zero.

            Securities  Act:   The Securities  Act of 1933, as amended,  and the
rules and regulations promulgated thereunder.

            Securities    Administrator:  Wells   Fargo    Bank,    National
Association,  or  its  successor  in  interest,  or any  successor  securities administrator appointed as herein provided.

            Security:   Any of the Certificates or Notes.

            Securityholder or Holder:   Any Noteholder or a Certificateholder.

            Security  Instrument:   A written instrument creating a valid first
lien on a  Mortgaged  Property  securing  a  Mortgage  Note,  which may be any applicable  form of mortgage,  deed of trust,  deed to secure debt or security deed, including any riders or addenda thereto.

            Seller:   EMC Mortgage Corporation, and its successors and assigns.

            Servicer:   MortgageIT  Holdings,  Inc.,  and  its  successors  and
assigns,  or any successor  servicer  appointed  pursuant to the provisions of the MortgageIT Servicing Agreement.

            Servicer  Remittance  Date:   With respect to each  Mortgage  Loan,
the date set forth in the MortgageIT Servicing Agreement.

            Servicing  Fee:   With  respect  to  each  Mortgage  Loan  and  any
Payment Date, the fee payable  monthly to the Servicer in respect of servicing compensation  that accrues at an annual rate equal to the  Servicing  Fee Rate multiplied by the Scheduled  Principal Balance of such Mortgage Loan as of the first day of the related Due Period.

            Servicing  Fee Rate:   With  respect to any Mortgage  Loan,  0.375%
per annum.

            Servicing  Officer:   Any officer of the Master  Servicer  involved
in, or  responsible  for,  the  administration  and  servicing of the Mortgage
Loans  whose  name  and  specimen  signature  appear  on a list  of  servicing officers  furnished to the Indenture  Trustee by the Master Servicer,  as such list may be amended from time to time.

            Standard & Poor's:   Standard & Poor's Rating Services,  a division
of The McGraw-Hill Companies, Inc., or its successor in interest.

            Statutory  Trust  Statute:   Chapter 38 of Title 12 of the Delaware
Code,  12 Del.  Code §§3801 et seq.,  as the same may be amended  from time to time.

            Step-Up Date:   The Payment Date  occurring  after the first Payment
Date for which the  aggregate  Scheduled  Principal  Balance  of the  Mortgage
Loans as of the end of the related Due Period has been  reduced to 20% or less of the Cut-off Date Balance.

            Subsequent  Recoveries:   As of any Payment Date,  amounts received
by the Servicer  during the related Due Period or surplus  amounts held by the
Servicer  to  cover  estimated  expenses  (including,   but  not  limited  to,
recoveries  in  respect  of the  representations  and  warranties  made by the
Seller pursuant to the Mortgage Loan Purchase Agreement)  specifically related to a Liquidated  Mortgage Loan or  disposition of an REO Property prior to the related  Prepayment  Period  that  resulted  in a  Realized  Loss,  after  the liquidation or disposition of such Mortgage Loan.

            Subservicer:   GMAC Mortgage  Corporation,  and its  successors and
assigns.

            Substitute   Mortgage  Loan:   A  mortgage  loan  tendered  to  the
Indenture  Trustee or the  Custodian  pursuant to the Mortgage  Loan  Purchase
Agreement or Section 2.04 of the Sale and Servicing Agreement,  as applicable, in each case, (i) which has an Outstanding  Principal  Balance not greater nor materially  less than the  Mortgage  Loan for  which it is to be  substituted;
(ii) which has a Mortgage  Interest  Rate and Net Rate not less than,  and not materially  greater than, such Mortgage Loan;  (iii) which has a maturity date not  materially  earlier or later than such  Mortgage  Loan and not later than the  latest  maturity  date of any  Mortgage  Loan;  (iv) which is of the same property  type and  occupancy  type as such  Mortgage  Loan;  (v)  which has a
Loan-to-Value  Ratio not greater than the Loan-to-Value Ratio of such Mortgage
Loan;  (vi) which is current in payment of  principal  and  interest as of the date of  substitution;  (vii) as to which the payment terms do not vary in any material  respect from the payment  terms of the Mortgage Loan for which it is to be  substituted  and (viii) which has a Gross  Margin and Maximum  Lifetime
Mortgage  Rate no less than those of such  Mortgage  Loan,  has the same Index and interval  between  Interest  Adjustment Dates as such Mortgage Loan, and a
Minimum Lifetime Mortgage Rate no lower than that of such Mortgage Loan.

            Telerate  Screen Page 3750:   The display  designated  as page 3750
on the  Telerate  Service (or such other page as may replace page 3750 on that service for the purpose of displaying  London interbank offered rates of major banks).

            Three-Year Hybrid Mortgage Loan:   An adjustable-rate  Mortgage Loan
which has an initial fixed period of three years.

            Treasury   Regulations:    Regulations,   including   proposed   or
temporary  Regulations,  promulgated  under  the  Code.  References  herein to specific  provisions  of  proposed  or  temporary  regulations  shall  include
analogous   provisions  of  final  Treasury  Regulations  or  other  successor
Treasury Regulations.

            Trust:   MortgageIT  Trust  2004-1 to be  created  pursuant  to the
Trust Agreement.

            Trust  Agreement:   The Amended and Restated Trust  Agreement dated
as of September  30, 2004,  among the Owner  Trustee,  the Depositor and Wells
Fargo   Bank,   National   Association,   in  its   capacity   as   Securities
Administrator,   as  Certificate   Registrar  and  Certificate  Paying  Agent,
relating to the Trust.

            Trust  Estate:   The meaning  specified in the  Granting  Clause of
the Indenture.

            Trust  Indenture  Act or TIA:   The Trust  Indenture Act of 1939, as
amended from time to time, as in effect on any relevant date.

            UCC:   The Uniform  Commercial  Code,  as amended from time to time, as in effect in any specified jurisdiction.

            Undercollateralization  Amount:   With respect to any Payment Date,
an amount equal to the excess,  if any, of (i) the  aggregate  Note  Principal
Balance  immediately  prior to that  Payment  Date,  over  (ii) the  aggregate
Scheduled  Principal  Balance of the Mortgage Loans as of the beginning of the related Due Period.

            Underlying Seller:   MortgageIT.

            Underwriters:   Bear, Stearns & Co. Inc. and UBS Securities LLC.

            Uninsured  Cause:   Any cause of damage to a Mortgaged  Property or
related REO Property  such that the  complete  restoration  of such  Mortgaged
Property  or related  REO  Property  is not fully  reimbursable  by the hazard insurance  policies  required  to be  maintained  pursuant  to the  MortgageIT
Servicing  Agreement,  without  regard  to  whether  or  not  such  policy  is maintained.

            Yield  Maintenance  Agreements:   Each  of  the  Yield  Maintenance
Agreements  dated as of  September  28, 2004  between the Issuer and the Yield
Maintenance Provider.

            Yield Maintenance Agreement Payments:   With respect to any Payment
Date, the amounts, if any, payable by the Yield Maintenance  Provider pursuant to either Yield Maintenance Agreement.

            Yield Maintenance Provider:   Bear Stearns Financial Products Inc.,
as yield maintenance provider under each of the Yield Maintenance Agreements.